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                                                                   Exhibit 10.33

                                 TRUST INDENTURE

                                     between

                             CITY OF WABASH, INDIANA
                                       and

                           BANK ONE TRUST COMPANY, NA
                                   as Trustee


             -----------------------------------------------------



                                    Securing:

                                   $2,700,000
                             CITY OF WABASH, INDIANA
         ADJUSTABLE RATE ECONOMIC DEVELOPMENT REVENUE REFUNDING BONDS,
                                   SERIES 1998
                     (MARTIN YALE INDUSTRIES, INC. PROJECT)


             -----------------------------------------------------



                          Dated as of September 1, 1998


             -----------------------------------------------------

             -----------------------------------------------------



                            Ice Miller Donadio & Ryan
                                  Bond Counsel



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                                TABLE OF CONTENTS
                                -----------------

                                                                            Page
                                                                            ----

ARTICLE I.      DEFINITIONS                                                   4

Section 1.01.   Definitions                                                   4
Section 1.02.   Interpretation                                               17
Section 1.03.   Captions and Headings                                        17

ARTICLE II.     AUTHORIZATION AND TERMS OF PROJECT
                BONDS; ADDITIONAL BONDS                                      18

Section 2.01.   Authorized Amount of Bonds                                   18
Section 2.02.   Issuance of Project Bonds                                    18
Section 2.03.   Maturity and Interest                                        19
Section 2.04.   Tender Options                                               21
Section 2.05.   Mandatory Tender Upon Conversion to a New
                Interest Rate Mode                                           24
Section 2.06.   Mandatory Tender Upon Delivery of an Alternate
                Letter of Credit                                             25
Section 2.07.   Mandatory Tender Upon Expiration of the Letter
                of Credit .                                                  25
Section 2.08.   Delivery of the Project Bonds                                26
Section 2.09.   Issuance and Delivery of Additional Bonds                    26

ARTICLE III.    TERMS OF BONDS GENERALLY                                     29

Section 3.01.   Form of Bonds                                                29
Section 3.02.   Variable Terms                                               29
Section 3.03.   Execution and Authentication of Bonds                        30
Section 3.04.   Source of Payment of Bonds                                   30
Section 3.05.   Payment and Ownership of Bonds                               30
Section 3.06.   Transfer and Exchange of Bonds                               31
Section 3.07.   Mutilated, Lost, Wrongfully Taken, Undelivered or
                Destroyed Bonds                                              33
Section 3.08.   Cancellation of Bonds                                        34

ARTICLE IV.     REDEMPTION OF BONDS                                          35

Section 4.01.   Terms of Redemption of Project Bonds                         35
Section 4.02.   Partial Redemption                                           36
Section 4.03.   Issuer's Election to Redeem                                  37
Section 4.04.   Notice of Redemption                                         37
Section 4.05.   Payment of Redeemed Bonds                                    38


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Section 4.06.   Variation of Redemption Provisions                          39

ARTICLE V.      PROVISIONS AS TO FUNDS, PAYMENTS AND
                AGREEMENT                                                   40

Section 5.01.   Creation of Refunding Fund                                  40
Section 5.02.   Disbursements From and Records of
                Refunding Fund                                              40
Section 5.03.   Creation of Bond Fund; Letter of Credit                     40
Section 5.04.   Creation of Remarketing Reimbursement Fund                  43
Section 5.05.   Investment of Bond Fund, Refunding Fund and Rebate Fund     44
Section 5.06.   Moneys to be Held in Trust                                  44
Section 5.07.   Nonpresentment of Bonds                                     45
Section 5.08.   Repayment to the Bank or the Borrower from the Bond Fund    45
Section 5.09.   Alternate Letter of Credit                                  46
Section 5.10.   Compliance with Section 148 of the Code                     46
Section 5.11.   Rebate Fund                                                 47

ARTICLE VI.     THE TRUSTEE, REGISTRAR, PAYING AGENT,
                AUTHENTICATING AGENT AND
                REMARKETING AGENT                                           48

Section 6.01.   Trustee's Acceptance and Responsibilities                   48
Section 6.02.   Certain Rights and Obligations of the Trustee               49
Section 6.03.   Fees, Charges and Expenses of Trustee, Registrar,
                Paying Agent and Authenticating Agents                      52
Section 6.04.   Intervention by Trustee                                     53
Section 6.05.   Successor Trustee                                           53
Section 6.06.   Appointment of Co-Trustee                                   53
Section 6.07.   Resignation by the Trustee                                  54
Section 6.08.   Removal of the Trustee                                      54
Section 6.09.   Appointment of Successor Trustee                            54
Section 6.10.   Adoption of Authentication                                  56
Section 6.11.   Registrars                                                  56
Section 6.12.   Designation and Succession of Paying Agents                 57
Section 6.13.   Designation and Succession of Authenticating Agents         58
Section 6.14.   Dealing in Bonds                                            59
Section 6.15.   Representations, Agreements and Covenants of Trustee        59
Section 6.16.   [RESERVED]                                                  59
Section 6.17.   Concerning the Remarketing Agent                            59
Section 6.18.   Qualifications of Remarketing Agent                         60
Section 6.19.   Remarketing of Project Bonds                                61
Section 6.20.   Delivery of Purchased Project Bonds and Remarketing
                of Pledged Bonds                                            62


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ARTICLE VII.    DEFAULT PROVISIONS AND REMEDIES OF
                TRUSTEE AND HOLDERS                                         65

Section 7.01.   Defaults; Events of Default                                 65
Section 7.02.   Notice of Default                                           66
Section 7.03.   Acceleration                                                66
Section 7.04.   Other Remedies; Rights of Holders                           67
Section 7.05.   Right of Holders to Direct Proceedings                      68
Section 7.06.   Application of Moneys                                       68
Section 7.07.   Remedies Vested in Trustee                                  69
Section 7.08.   Rights and Remedies of Holders                              70
Section 7.09.   Termination of Proceedings                                  70
Section 7.10.   Waivers of Events of Default                                71

ARTICLE VIII.   SUPPLEMENTAL INDENTURES                                     72

Section 8.01.   Supplemental Indentures Generally                           72
Section 8.02.   Supplemental Indentures Not Requiring Consent of Holders    72
Section 8.03.   Supplemental Indentures Requiring Consent of Holders        73
Section 8.04.   Acceptance of Supplemental Credit Facility                  75
Section 8.05.   Consent of Borrower                                         75
Section 8.06.   Authorization to Trustee; Effect of Supplement              75
Section 8.07.   Opinion of Counsel                                          76
Section 8.08.   Modification by Unanimous Consent                           76

ARTICLE IX.     DEFEASANCE                                                  77

Section 9.01.   Release of Indenture                                        77
Section 9.02.   Payment and Discharge of Bonds                              77
Section 9.03.   Survival of Certain Provisions                              78

ARTICLE X.      COVENANTS AND AGREEMENTS OF THE ISSUER                      80

Section 10.01.  Covenants and Agreements of the Issuer                      80
Section 10.02.  Observance and Performance of Covenants, Agreements,
                Authority and Actions                                       81

ARTICLE XI.     AMENDMENTS TO THE AGREEMENT, THE NOTES
                AND THE LETTER OF CREDIT                                    83

Section 11.01.  Amendments Not Requiring Consent of Holders                 83
Section 11.02.  Amendments Requiring Consent of Holders                     83

ARTICLE XII.    MEETINGS OF HOLDERS                                         85



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Section 12.01.  Purposes of Meetings                                        85
Section 12.02.  Call of Meetings                                            85
Section 12.03.  Voting                                                      85
Section 12.04.  Meetings                                                    86
Section 12.05.  Miscellaneous                                               86

ARTICLE XIII.   MISCELLANEOUS                                               87

Section 13.01.  Limitation of Rights                                        87
Section 13.02.  Severability                                                87
Section 13.03.  Notices                                                     87
Section 13.04.  Suspension of Mail                                          89
Section 13.05.  Payments Due on Saturdays, Sundays and Holidays             89
Section 13.06.  Instruments of Holders                                      89
Section 13.07.  Priority of this Indenture                                  90
Section 13.08.  Extent of Covenants; No Personal Liability                  90
Section 13.09.  Rating Categories                                           90
Section 13.10.  Binding Effect                                              90
Section 13.11.  Counterparts                                                91
Section 13.12.  Governing Law                                               91

Exhibit A       Form of Bond                                               A-1



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                                 TRUST INDENTURE


         THIS TRUST INDENTURE (the "Indenture") dated as of September 1, 1998, by and between the CITY OF WABASH, INDIANA, a municipal corporation organized and existing under the laws of the State of Indiana (the "Issuer"), and BANK ONE TRUST COMPANY, NA, as trustee (the "Trustee"), a national banking association having its principal Indiana corporate trust office located in Indianapolis, Indiana, under the circumstances summarized in the following recitals (the capitalized terms not defined above or in the recitals hereto shall have the meanings set forth in Article I hereof unless the context or use clearly indicates another meaning or intent).

                                   WITNESSETH:

         WHEREAS, the Indiana Code, Title 36, Article 7, Chapters 11.9 and 12 and Indiana Code, Title 5, Article 1, Chapter 5, as supplemented and amended (collectively the "Act"), authorizes and empowers the Issuer to issue revenue bonds and lend the proceeds therefrom to an individual or entity for the purpose of currently refunding the Prior Bonds, the proceeds of which were used to finance economic development facilities and vests the Issuer with powers that may be necessary to enable it to accomplish such purposes; and

         WHEREAS, the Act declares that the financing of economic development facilities constitutes a public purpose; and

         WHEREAS, the Act provides that such bonds may be secured by a trust indenture between the Issuer and a corporate trustee; and

         WHEREAS, the Issuer proposes to issue its Adjustable Rate Economic Development Revenue Refunding Bonds, Series 1998 (Martin Yale Industries, Inc. Project) (the "Project Bonds") in the aggregate principal amount of Two Million Seven Hundred Thousand Dollars ($2,700,000) for the purpose of currently refunding the Prior Bonds, the proceeds of which were used to finance economic development facilities in Wabash, Indiana;

         WHEREAS, the Trustee has accepted the trust created by this Indenture, and in evidence thereof has joined in the execution hereof;

         NOW, THEREFORE, THIS INDENTURE WITNESSETH, that to secure the payment of Bond Service Charges on the Bonds according to their true intent and meaning, to secure the performance and observance of all of the covenants, agreements, obligations and conditions contained therein and herein, and to declare the terms and conditions upon and subject to which the Bonds are and are intended to be issued, held, secured and enforced, and in consideration of the premises and the acceptance by the Trustee of the trusts created herein and of the purchase and acceptance of the Project Bonds by the Holders, and for other good and valuable consideration, the receipt of which is acknowledged, the Issuer has executed and delivered this Indenture and absolutely assigns hereby to the Trustee, and to its successors in trust, and its


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and their assigns, all right, title and interest of the Issuer in and to (a) the
Revenues, including, without limitation, all Loan Paymentsand other amounts receivable by or on behalf of the Issuer under the Agreement in respect of repayment of the Loan (but excluding any amounts in the Rebate Fund); (b) the Agreement, except for the Unassigned Issuer's Rights; and (c) the Project Note.

         TO HAVE AND TO HOLD unto the Trustee and its successors in that trust and its and their assigns forever;

         BUT IN TRUST, NEVERTHELESS, and subject to the provisions hereof,

         (a) except as provided otherwise herein, for the equal and proportionate benefit, security and protection of all present and future Holders of the Bonds issued or to be issued under and secured by this Indenture,

         (b) for the enforcement of the payment of the principal of and interest and any premium on the Bonds, when payable, according to the true intent and meaning thereof and of this Indenture, and

         (c) to secure the performance and observance of and compliance with the covenants, agreements, obligations, terms and conditions of this Indenture;

in each case, without preference, priority or distinction, as to lien or otherwise, of any one Bond over any other by reason of designation, number, date of the Bonds or of authorization, issuance, sale, execution, authentication, delivery or maturity thereof, or otherwise, so that each Bond and all Bonds shall have the same right, lien and privilege under this Indenture and shall be secured equally and ratably hereby, it being intended that the lien and security of this Indenture shall take effect from the date hereof, without regard to the date of the actual issue, sale or disposition of the Bonds, as though upon that date all of the Bonds were actually issued, sold and delivered to purchasers for value; provided, however, that moneys drawn under the Letter of Credit shall be applied only to the payment of the purchase price of or the principal of and interest on the Project Bonds or Beneficial Ownership Interests; and provided further however, that

               (i) if the principal of the Bonds and the interest due or to become due thereon together with any premium required by redemption of any of the Bonds prior to maturity shall be well and truly paid, at the times and in the manner to which reference is made in the Bonds, according to the true intent and meaning thereof, or the outstanding Bonds shall have been paid and discharged in accordance with Article IX hereof, and

              (ii) if all of the covenants, agreements, obligations, terms and conditions of the Issuer under this Indenture shall have been kept, performed and observed and there shall have been paid (or provided for) to the Trustee, the Bank, the Registrar, the Paying Agent and the Authenticating Agent all sums of money due or to become due to them in accordance with the terms and provisions hereof,




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        this Indenture and the rights assigned hereby shall cease, determine and be void, except as provided in Section 9.03 hereof with respect to the survival of certain provisions hereof; otherwise, this Indenture shall be and remain in full force and effect.

               It is declared that all Bonds issued hereunder and secured hereby are to be issued, authenticated and delivered, and that all Revenues assigned hereby are to be dealt with and disposed of under, upon and subject to, the terms, conditions, stipulations, covenants, agreements, obligations, trusts, uses and purposes provided in this Indenture. The Issuer has agreed and covenanted, and agrees and covenants with the Trustee and with each and all Holders, as follows:





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                                   ARTICLE I.
                                   ----------

                                   DEFINITIONS
                                   -----------

        Section 1.01. DEFINITIONS. In addition to the words and terms defined elsewhere in this Indenture, the words and terms defined in this Section shall have the meanings herein specified unless the context or use clearly indicates another or different meaning or intent. Those words and terms not expressly defined herein and used herein with initial capitalization where rules of grammar do not otherwise require capitalization, or which are otherwise defined terms under the Agreement, as hereinafter defined, shall have the meanings assigned to them in the Agreement.

        "Act" means, collectively, the Indiana Code, Title 36, Article 7, Chapters 11.9 and 12 and Indiana Code, Title 5, Article 1, Chapter 5, as supplemented and amended.

        "Additional Bonds" means Bonds which may be issued under Section 2.09 of this Indenture.

        "Additional Notes" means any non-negotiable promissory note or notes, in addition to the Project Note, delivered by the Borrower to the Trustee in connection with the issuance of Additional Bonds, as provided in the Agreement.

        "Adjustable Rate" means any interest rate to be borne by the Project Bonds other than the Fixed Interest Rate.

        "Agreement" means the Loan Agreement dated as of even date with this Indenture, between the Issuer and the Borrower, as amended or supplemented from time to time.

        "Alternate Letter of Credit" means an irrevocable letter of credit authorizing drawings thereunder by the Trustee issued by a bank, a trust company or other financial institution and meeting the requirements of Section 5.09 hereof, which Alternate Letter of Credit shall be the same in all material respects (except as to expiration date) as the Letter of Credit.

        "Authenticating Agent" means the Trustee and the Registrar for the Bonds and any bank, trust company or other Person designated as an Authenticating Agent for the Bonds by or in accordance with Section 6.13 of this Indenture, each of which shall be a transfer agent registered in accordance with Section 17(A) of the Securities Exchange Act of 1934, as amended.

        "Authorized Borrower Representative" means the person designated at the time pursuant to the Agreement to act on behalf of the Borrower by written instrument furnished to the Issuer and the Trustee, containing the specimen signature of such person and signed by any officer of the Borrower.
Such instrument may designate an alternate or alternates.

        "Bank" means Bank One, Indiana, NA, a national banking association, and its successors




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and assigns. Upon issuance and effectiveness of any Alternate Letter of Credit,
"Bank" shall mean the issuer thereof and its successors and assigns.

        "Beneficial Owner" means, with respect to the Project Bonds, a Person owning a Beneficial Ownership Interest therein, as evidenced to the satisfaction of the Trustee.

        "Beneficial Ownership Interest" means the beneficial right to receive payments and notices with respect to the Project Bonds which are held by the Depository under a book entry system.

        "Bond Counsel" means an attorney-at-law or firm of attorneys (other than an employee of the Borrower but including any law firm serving as counsel to the Borrower) satisfactory to the Trustee, the Bank and the Issuer and nationally recognized as experienced in matters relating to the tax exemption of interest on bonds of states and political subdivisions.

        "Bond Fund" means the Bond Fund created in Section 5.03 hereof.

        "Bond Legislation" or "Bond Ordinance" means (a) when used with reference to the Project Bonds, the ordinance providing for their issuance and approving the Agreement, this Indenture, the Bond Placement Agreement, the Letter of Representations and related matters; (b) when used with reference to an issue of Additional Bonds, the ordinance providing for the issuance of the Project Bonds, to the extent applicable, and the ordinance providing for the issuance of the Additional Bonds and approving any amendment or supplement to the Agreement, any Supplemental Indenture and related matters; and (c) when used with reference to Bonds when Additional Bonds are outstanding, the ordinance providing for the issuance of the Project Bonds and the ordinance providing for the issuance of the then outstanding and the then to be issued Additional Bonds; in each case as amended or supplemented from time to time. The Bond Legislation is incorporated herein by reference.

        "Bond Placement Agreement" means, as to the Project Bonds, the Bond Placement Agreement dated as of the date hereof among the Issuer, the Placement Agent and the Borrower and, as to any Additional Bonds, the bond placement agreement provided for in the Bond Legislation providing for the issuance of the Additional Bonds.

        "Bond Purchase Date" means any Bond Purchase Date as defined and provided for in Sections 2.04, 2.05 or 2.06 hereof.

        "Bond Service Charges" means, for any series of Bonds, the principal of, premium, if any, and interest on such Bonds for any period or payable at any time, whether due on an Interest Payment Date, at maturity or upon acceleration or redemption.

        "Bonds" means the Project Bonds and any Additional Bonds.

        "Book entry form" or "book entry system" means, with respect to the Project Bonds, a form or system, as applicable, under which (a) the Beneficial Ownership Interests may be





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transferred only through a book entry and (b) physical Project Bond certificates in fully registered form are registered only in the name of a Depository or its nominee as Holder, with the physical Project Bond certificates "immobilized" in the custody of the Depository. The book entry system maintained by and the responsibility of the Depository and not maintained by or the responsibility of the Issuer or the Trustee is the record that identifies, and records the transfer of the interests of, the owners of book entry interests in the Project Bonds.

        "Borrower" means Martin Yale Industries, Inc., an Indiana corporation, and its successors and assigns.

        "Business Day" means a day of the year, other than a Saturday or Sunday, on which commercial banks located in the city or cities in which the principal corporate trust office of the Trustee, the principal office of the Remarketing Agent, the Bank's LOC Processing Office (as defined in the Letter of Credit) and the principal office of the Bank are located, are not required or authorized to remain closed, and on which the New York Stock Exchange is not closed.

        "Closing Date" means the date of delivery of and payment for the Project Bonds.

        "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to the Code and Sections of the Code include relevant applicable regulations and proposed regulations thereunder (and under the related provisions of the Internal Revenue Code of 1954, as amended) and any successor provisions to those Sections, regulations or proposed regulations.

        "Credit Agreement" means the Amended and Restated Credit and Guaranty Agreement dated as of the Closing Date, among the Bank, the Borrower and the Guarantor. Upon the issuance of any Alternate Letter of Credit, "Credit Agreement" shall mean the reimbursement or similar agreement relating to such Alternate Letter of Credit, entered into among the Borrower, the issuer of such Letter of Credit and the Guarantor.

        "Depository" means any securities depository that is a clearing agency under federal law operating and maintaining, with its participants or otherwise, a book entry system to record ownership of book entry interests in Bonds, and to effect transfers of book entry interests in Bonds in book entry form, and includes and means initially The Depository Trust Company (a limited purpose trust company), New York, New York.

        "Determination of Taxability" with respect to the Project Bonds shall occur when, (a) the Trustee receives written notice from the Borrower, supported by an opinion of Bond Counsel, that interest on the Project Bonds is includable in the gross income of Holders of the Project Bonds for federal income tax purposes or (b) the Internal Revenue Service shall claim in writing that interest on the Project Bonds is includable in the gross income of Holders of the Project Bonds, for federal income tax purposes; provided, that such a claim shall not be deemed a Determination of Taxability unless the Borrower is afforded reasonable opportunity (at the Borrower's sole expense and for a period not to exceed 2 years) to pursue any judicial or administrative remedy available to the Borrower with respect to such claim.

        "Direct Participant" means a Participant as defined in the Letter of Representations.

        "Eligible Funds" means (i) amounts on deposit in the Bond Fund (other than funds derived from a draw on the Letter of Credit) for a continuous period of 91 consecutive days during which there shall not have occurred the filing of a voluntary or involuntary petition in bankruptcy under the United States Bankruptcy Code, 11 U.S.C. Section 101 ET. SEQ. (as it may be amended from time to time), or the commencement of a proceeding under any other applicable laws concerning insolvency, reorganization or bankruptcy, by or against the Borrower or the Issuer, unless such petition or proceeding shall have been dismissed and such dismissal shall be final and not subject to appeal, or (ii) any other funds that, in the opinion of bankruptcy counsel acceptable to the Trustee and the Letter of Credit Bank, are not subject to avoidance under insolvency or bankruptcy laws.

        "Eligible Investments" means:

        (a)    Government Obligations;

        (b) Federal Home Loan Mortgage Corporation (FHLMC) and Farm Credit Banks (Federal Land Banks, Federal Intermediate Credit Banks and Banks for Cooperatives) participation certificates and senior debt obligations which bear interest at a fixed rate and are fully amortizing;

        (c) Federal National Mortgage Association's (FNMA) mortgage backed securities and senior debt obligations which bear interest at a fixed rate and are fully amortizing;

        (d) Student Loan Marketing Association (Sallie Mae) letter of credit backed issues and senior debt obligations;

        (e) Federal funds, certificates of deposits, time deposits and bankers' acceptances (having original maturities of not more than 365 days) of any bank (including the Bank or an affiliate of the Bank) the unsecured, uninsured and unguaranteed debt obligations of which (or, in the case of a bank subsidiary in a bank holding company, debt obligations of the bank holding company) have been rated "AA" or "A-l" or its equivalent by either Rating Service at the time of purchase;

        (f) commercial paper (having original maturities of not more than 270 days) rated "A-1" or its equivalent by either Rating Service at the time of purchase;

        (g) obligations rated "AA" or "A-1" or its equivalent by either Rating Service, or unrated general obligations of any Person which has outstanding other unsecured, uninsured and unguaranteed obligations which are so rated by either Rating Service at the time of purchase;

        (h) repurchase agreements with any institution the unsecured, uninsured and unguaranteed debt obligations of which (or, in the case of a bank subsidiary in a bank holding company, debt obligations of the bank holding company) are rated "AA" or its equivalent by either Rating Service at the time of purchase;

        (i) tax-exempt obligations of any state of the United States of America or any political subdivision or other instrumentality of any such state and such obligations are rated in either of the two highest rating categories (i.e., "AA" or higher) of either Rating Service and are not "specified private activity bonds" as defined in Section 57(a)(5)(C) of the Code at the time of purchase;

        (j) tax-exempt money market funds which are "qualified regulated investment companies" within the meaning of IRS Notice 87-22, dated October 25, 1987, and which meet the other requirements of IRS Notice 87-22 and any subsequent regulations necessary to exempt investments in such funds from the definition of "investment property" under Section 148 of the Code whose assets are solely invested in obligations rated in either of the two highest rating categories by either Rating Service at the time of purchase;

        (k) money market funds the assets of which are obligations of or guaranteed by the United States of America and which funds are rated "Am" or "Am-G" or higher by S&P at the time of purchase; and

        (l) obligations approved in writing by the Bank.

        "Event of Default" means an Event of Default hereunder as described in
Section 7.01 hereof.

        "Executive" means the Mayor of the Issuer.

        "Extraordinary Services" and "Extraordinary Expenses" means all services rendered and all reasonable expenses properly incurred by the Trustee under this Indenture, other than Ordinary Services and Ordinary Expenses.

        "First Optional Redemption Date" means the September 1 occurring in the year which is a number of years after the Fixed Interest Rate Commencement Date equal to the number of full years between the Fixed Interest Rate Commencement Date and the maturity date of the Bonds, multiplied by 1/2 and rounded up to the nearest whole number.

        "Fiscal Officer" means the Clerk-Treasurer of the Issuer.

        "Five Year Interest Rate" means (a) the rate of interest per annum determined by the Remarketing Agent, on the Interest Rate Determination Date immediately preceding the applicable Interest Rate Adjustment Date, to be the lowest interest rate, for the Interest Rate Period commencing on the applicable Interest Rate Adjustment Date and ending on the last day of February or August nearest to but not later than the date which is five years from the Interest Rate Adjustment Date, in the judgment of the Remarketing Agent (taking into consideration current transactions and comparable securities with which the Remarketing Agent is involved or of which it is aware and prevailing financial market conditions) at which, as of such Interest Rate Determination Date, the Project Bonds could be remarketed at par, plus accrued interest (if any), on the Interest Rate Adjustment Date for that Interest Rate Period or (b) in the event that the Remarketing Agent has been removed or has resigned and no successor has been appointed or the Remarketing Agent has failed to determine the Five Year Interest Rate for whatever reason, or the Five Year Interest Rate cannot be determined pursuant to clause (a) for whatever reason, the interest rate then in effect with respect to the Project Bonds, without adjustment; provided that in no event shall the Five Year Interest Rate exceed the Maximum Rate.

        "Fixed Interest Rate" means (a) the fixed rate of interest per annum determined by the Remarketing Agent, on the Interest Rate Determination Date immediately preceding the applicable Interest Period Reset Date, to be the lowest interest rate, for the period from the Interest Period Reset Date to the final maturity date of the Project Bonds, in the judgment of the Remarketing Agent (taking into consideration current transactions and comparable securities with which the Remarketing Agent is involved or of which it is aware and prevailing financial market conditions) at which, as of such Interest Rate Determination Date, the Project Bonds could be remarketed at par, plus accrued interest (if any), on the Interest Period Reset Date or (b) in the event that the Remarketing Agent has been removed or has resigned and no successor has been appointed or the Remarketing Agent has failed to determine the Fixed Interest Rate for whatever reason, or the Fixed Interest Rate cannot be determined pursuant to clause (a) for whatever reason, the interest rate then in effect with respect to the Project Bonds, without adjustment; provided that in no event shall the Fixed Interest Rate exceed the Maximum Rate.

        "Fixed Interest Rate Commencement Date" means the Interest Period Reset Date from and after which the Project Bonds shall bear interest at the Fixed Interest Rate, as that date shall be established as provided in Section 2.03 hereof.

        "Government Obligations" means (a) direct obligations of the United States of America for the payment of which the full faith and credit of the United States of America is pledged, (b) obligations issued by a person controlled or supervised by and acting as an instrumentality of the United States of America, the payment of the principal of, premium, if any, and interest on which is fully guaranteed as a full faith and credit obligation of the United States of America (including any securities described in (a) or (b) issued or held in book-entry form on the books of the Department of Treasury of the United States of America or Federal Reserve Bank), and (c) securities which represent an interest in the obligations described in (a) and (b) above.

        "Guarantor" means Escalade, Incorporated, an Indiana corporation and its successors and assigns.

        "Holder" or "Holder of a Bond" or "Bondholder" means the Person in whose name a Bond is registered on the Register.

        "Indirect Participant" means a Person utilizing the book entry system of the Depository by, directly or indirectly, clearing through or maintaining a custodial relationship with a Direct Participant.

        "Indenture" means this Trust Indenture, as amended or supplemented from time to time.

        "Interest Payment Date" or "Interest Payment Dates" means, (a) as to the Project Bonds, (i) while the Project Bonds bear interest at the Six Month Interest Rate, the One Year Interest Rate, the Five Year Interest Rate or the Fixed Interest Rate, the first day of each March and September, and (ii) while the Project Bonds bear interest at the Weekly Interest Rate, the One Month Interest Rate, or the Three Month Interest Rate, the first Business Day of each month commencing November 1, 1998, and (b) as to Additional Bonds, each date or dates designated as an Interest Payment Date or Dates in the applicable Supplemental Indenture or Bond Ordinance.

        "Interest Period Reset Date" means the date on which the interest rate on the Project Bonds converts from the Interest Rate Mode applicable to the Project Bonds prior to such date to a new Interest Rate Mode. An Interest Period Reset Date shall be the first Business Day of a month; provided that upon conversion from a Six Month, One Year or Five Year Interest Rate Mode, an Interest Period Reset Date shall be the first day of a month; and provided further, that except when converting from a Weekly Interest Rate Mode, an Interest Period Reset Date may not occur prior to the end of the preceding Interest Rate Period and shall be the first day or Business Day after the end of such preceding Interest Rate Period.

        "Interest Rate Adjustment Date" means any date on which the interest rate on the Project Bonds may be adjusted, either as the result of the conversion of the interest rate on the Project Bonds to a different Interest Rate Mode, or by adjustment of the interest rate on the Project Bonds within the applicable Interest Rate Mode. Except as otherwise provided with respect to an Interest Rate Adjustment Date which is also an Interest Period Reset Date, an Interest Rate Adjustment Date shall be the first day of the first month of the Interest Rate Period if the Project Bonds bear interest at the Six Month, One Year or Five Year Interest Rates; the first Business Day of a month if the Project Bonds bear interest at the One Month or Three Month Interest Rates; and if the Project Bonds bear interest at the Weekly Interest Rate, then the Interest Rate Adjustment Date shall be Thursday of each week.

        "Interest Rate Determination Date" means (a) with respect to the Three Month Interest Rate, the Six Month Interest Rate, the One Year Interest Rate, the Five Year Interest Rate and the Fixed Interest Rate, the tenth Business Day preceding an Interest Rate Adjustment Date, (b) with respect to the One Month Interest Rate, the seventh Business Day preceding an Interest Rate Adjustment Date, and (c) with respect to the Weekly Interest Rate, not later than 2:00 p.m. according to local time at the principal Indiana corporate trust office of the Trustee on Wednesday of each week, or the next preceding Business Day if such Wednesday is not a Business Day; provided that upon any conversion to the Weekly Interest Rate from a different Interest Rate Mode, the first Interest Rate Determination Date shall mean not later than 2:00 p.m. according to the local time at the principal Indiana corporate trust office of the Trustee on the Business Day preceding the Interest Period Reset Date.

        "Interest Rate for Advances" means a rate per annum which is equal to the Prime Rate.

        "Interest Rate Mode" means any of those modes of interest with respect to the Project Bonds permitted by this Indenture, specifically, the Weekly Interest Rate, the One Month Interest Rate, the Three Month Interest Rate, the Six Month Interest Rate, the One Year Interest Rate, the Five Year Interest Rate and the Fixed Interest Rate.

        "Interest Rate Period" means that period of time for which the interest rate with respect to the Project Bonds has been determined by the Remarketing Agent or otherwise as provided in the definition of the applicable Interest Rate Mode, commencing on the applicable Interest Rate Adjustment Date, and terminating on the day immediately preceding the following Interest Rate Adjustment Date.

        "Issuer" means the City of Wabash, Indiana, a municipal corporation organized and existing under the laws of the State of Indiana.

        "Letter of Credit" means (a) the irrevocable letter of credit to be issued by the Bank and delivered to the Trustee on the same date as the initial delivery of the Project Bonds and being an irrevocable obligation to make payment to the Trustee of up to the amounts therein specified with respect to
(i) the principal amount of the Project Bonds then outstanding to enable the Trustee to pay (A) the principal amount of the Project Bonds then outstanding when due at maturity or upon redemption or acceleration, and (B) an amount equal to the principal portion of the purchase price of any Project Bonds then outstanding or Beneficial Ownership Interests tendered for purchase by the Holders or Beneficial Owners thereof, plus (ii) the amount of interest due on the Project Bonds then outstanding but not to exceed 45 days' accrued interest (or 195 days interest if the Project Bonds then outstanding bear interest at the Six Month Interest Rate, the One Year Interest Rate, the Five Year Interest Rate or the Fixed Interest Rate) at the Maximum Rate to enable the Trustee to pay (A) interest on the Project Bonds then outstanding when due and (B) an amount equal to the interest portion, if any, of the purchase price of any Project Bonds then outstanding or Beneficial Ownership Interests tendered for purchase by the Holders or Beneficial Owners thereof; as the same may be transferred, reissued, extended, amended to change the interest coverage period as contemplated in
Section 2.03 hereof, or replaced in accordance with this Indenture, the Credit Agreement, and the Letter of Credit and (b) upon the issuance and effectiveness thereof, any Alternate Letter of Credit.

        "Letter of Credit Termination Date" means the expiration date of the Letter of Credit (presently September 15, 2003) or of any Alternate Letter of Credit.

        "Letter of Representations" means the Letter of Representations dated the Closing Date by and among the Issuer, the Trustee, the Remarketing Agent and the Depository.

        "Loan" means the loan by the Issuer to the Borrower of the proceeds received from the sale of the Bonds.

        "Loan Payments" means the amounts required to be paid by the Borrower in repayment of the Loan pursuant to the provisions of the Notes and Article IV of the Agreement.

        "Mandatory Bond Purchase Date" means a Mandatory Bond Purchase Date as defined in Section 2.07 hereof.

        "Maximum Rate" means ten percent (10%) per annum.

        "Moody's" means Moody's Investors Service, Inc., a Delaware corporation, and its successors and assigns.

        "Notes" means the Project Note and any Additional Notes.

        "One Month Interest Rate" means (a) the rate of interest per annum determined by the Remarketing Agent, on the Interest Rate Determination Date immediately preceding the applicable Interest Rate Adjustment Date, to be the lowest interest rate, for the Interest Rate Period commencing on the applicable Interest Rate Adjustment Date to and including the day preceding the first Business Day of the next month, in the judgment of the Remarketing Agent (taking into consideration current transactions and comparable securities with which the Remarketing Agent is involved or of which it is aware and prevailing financial market conditions) at which, as of such Interest Rate Determination Date, the Project Bonds could be remarketed at par, plus accrued interest (if any), on the Interest Rate Adjustment Date for that Interest Rate Period or (b) in the event that the Remarketing Agent has been removed or has resigned and no successor has been appointed, or the Remarketing Agent has failed to determine the One Month Interest Rate for whatever reason, or the One Month Interest Rate cannot be determined pursuant to clause (a) for whatever reason, the interest rate then in effect with respect to the Project Bonds, without adjustment; provided that in no event shall the One Month Interest Rate exceed the Maximum Rate.

        "One Year Interest Rate" means (a) the rate of interest per annum determined by the Remarketing Agent, on the Interest Rate Determination Date immediately preceding the applicable Interest Rate Adjustment Date, to be the lowest interest rate, for the Interest Rate Period commencing on the applicable Interest Rate Adjustment Date and ending on the last day of February or August nearest to but not later than the date which is one year from the Interest Rate Adjustment Date, in the judgment of the Remarketing Agent (taking into consideration current transactions and comparable securities with which the Remarketing Agent is involved or of which it is aware and prevailing financial market conditions) at which, as of such Interest Rate Determination Date, the Project Bonds could be remarketed at par, plus accrued interest (if any), on the Interest Rate Adjustment Date for that Interest Rate Period or (b) in the event that the Remarketing Agent has been removed or has resigned and no successor has been appointed, or the Remarketing Agent has failed to determine the One Year Interest Rate for whatever reason, or the One Year Interest Rate cannot be determined pursuant to clause (a) for whatever reason, the interest rate then in effect with respect to the Project Bonds, without adjustment; provided that in no event shall the One Year Interest Rate exceed the Maximum Rate.

        "Ordinary Services" and "Ordinary Expenses" means those services normally rendered, and those expenses normally and reasonably incurred, by a trustee under instruments similar to this Indenture.

        "Outstanding Bonds" or "Bonds outstanding" means, as of the applicable date, all Bonds which have been authenticated and delivered, or which are being delivered by the Trustee under this Indenture, except:

        (a) Bonds canceled upon surrender, exchange or transfer, or canceled because of payment or redemption on or prior to that date;

        (b) Bonds, or the portion thereof, the payment, redemption or purchase for cancellation of which sufficient money has been deposited and credited with the Trustee or any Paying Agents pursuant to this Indenture on or prior to that date for that purpose (whether upon or prior to the maturity or redemption date of those Bonds); provided, that if any of those Bonds are to be redeemed prior to their maturity, notice of that redemption shall have been given or arrangements satisfactory to the Trustee shall have been made for giving notice of that redemption, or waiver by the affected Holders of that notice satisfactory in form to the Trustee shall have been filed with the Trustee;

        (c) Bonds, or the portion thereof, which are deemed to have been paid and discharged or caused to have been paid and discharged pursuant to the provisions of this Indenture; and

        (d) Bonds in lieu of which others have been authenticated under Section
3.07 of this Indenture; provided that, in determining whether the Holders of the requisite percentage of Bonds have concurred in any demand, direction, request, notice, consent, waiver or other action under this Indenture, Bonds that are owned by the Borrower or any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Borrower shall be regarded and deemed not to be outstanding for the purpose of any such determination; provided that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver, only such Bonds which the Trustee knows are so owned shall be disregarded. Bonds so owned that have been pledged in good faith may be regarded as Outstanding for such purpose, if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Bonds and the pledgee is not a Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Borrower. In case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.

        "Paying Agent" means any bank or trust company designated as a Paying Agent by or in accordance with Section 6.12 of this Indenture.

        "Person" or words importing persons means firms, associations, corporations, partnerships (including without limitation, general and limited partnerships), joint ventures, societies, estates, trusts, corporations, public or governmental bodies, other legal entities and natural persons.

        "Placement Agent" means Banc One Capital Markets, Inc.

        "Pledged Bonds" means Project Bonds or Beneficial Ownership Interests registered or recorded in the name of the Bank and securing obligations of the Borrower under the Credit Agreement as provided in Section 6.20 hereof.

        "Predecessor Bond" of any particular Bond means every previous Bond evidencing all or a portion of the same debt as that evidenced by the particular Bond. For the purposes of this definition, any Bond authenticated and delivered under Section 3.07 of this Indenture in lieu of a lost, stolen or destroyed Bond shall, except as otherwise provided in Section 3.07, be deemed to evidence the same debt as the lost, stolen or destroyed Bond.

        "Prime Rate" means a variable per annum rate of interest equal at all times to the rate of interest established and quoted by the Bank as its "Prime Rate," such rate to change contemporaneously with each change in such established and quoted rate, provided that it is understood that the Prime Rate shall not necessarily be representative of the rate of interest actually charged by the Bank on any loan or class of loans.

        "Prior Bonds" means the City of Wabash, Indiana Economic Development Revenue Bonds, Series 1990 (Martin Yale Industries, Inc. Project) dated May 31, 1990, originally issued in the amount of $4,500,000 and currently outstanding in the amount of $2,700,000.

        "Project Bonds" shall mean the City of Wabash, Indiana Adjustable Rate Economic Development Revenue Refunding Bonds, Series 1998 (Martin Yale Industries, Inc. Project), in the original principal amount of $2,700,000 authorized in the Bond Legislation and Section 2.02 hereof.

        "Project Note" means the promissory note of the Borrower, dated as of even date with the Project Bonds, in the form attached to the Agreement as EXHIBIT C and in the principal amount of $2,700,000. The Note evidences the obligation of the Borrower to make Loan Payments.

        "Rating Service" means either Moody's or S & P.

        "Rebate Fund" means the Rebate Fund created pursuant to Section 5.11 hereof.

        "Refunding Fund" means the Refunding Fund created pursuant to Section
5.01 hereof.

        "Register" means the books kept and maintained by the Registrar for registration and transfer of Bonds pursuant to Section 3.06 hereof.

        "Registrar" means the Trustee until a successor Registrar shall have become such pursuant to applicable provisions of this Indenture.

        "Regular Record Date" means, with respect to any Bond, the Business Day next preceding an Interest Payment Date applicable to that Bond.

        "Remarketing Agent" means, initially, Banc One Capital Markets, Inc., and any Person meeting the qualifications of Section 6.18 hereof and designated from time to time to act as Remarketing Agent under Section 6.17 hereof.

        "Remarketing Reimbursement Fund" means the Remarketing Reimbursement Fund created in Section 5.04 hereof.

        "Revenues" means (a) the Loan Payments, (b) all of the moneys received or to be received by the Issuer or the Trustee in respect of repayment of the Loan, (c) all moneys and investments in the Bond Fund, including without limitation moneys received by the Trustee under or pursuant to the Letter of Credit, (d) any moneys and investments in the Refunding Fund, and (e) all income and profit from the investment of the foregoing moneys.

        "S&P" means Standard & Poor's Ratings Group and its successors and assigns.

        "Six Month Interest Rate" means (a) the rate of interest per annum determined by the Remarketing Agent, on the Interest Rate Determination Date immediately preceding the applicable Interest Rate Adjustment Date, to be the lowest interest rate, for the Interest Rate Period commencing on the applicable Interest Rate Adjustment Date and ending on the last day of February or August nearest to but not later than the date which is six months from the Interest Rate Adjustment Date, in the judgment of the Remarketing Agent (taking into consideration current transactions and comparable securities with which the Remarketing Agent is involved or of which it is aware and prevailing financial market conditions) at which, as of such Interest Rate Determination Date, the Project Bonds could be remarketed at par, plus accrued interest (if any), on the Interest Rate Adjustment Date for that Interest Rate Period or (b) in the event that the Remarketing Agent has been removed or has resigned and no successor has been appointed, or the Remarketing Agent has failed to determine the Six Month Interest Rate for whatever reason, or the Six Month Interest Rate cannot be determined pursuant to clause (a) for whatever reason, the interest rate then in effect with respect to the Project Bonds, without adjustment; provided that in no event shall the Six Month Interest Rate exceed the Maximum Rate.

        "Special Record Date" means, with respect to any Bond, the date established by the Trustee in connection with the payment of overdue interest on that Bond pursuant to Section 3.05 hereof.

        "State" means the State of Indiana.

        "Supplemental Credit Facility" means a credit facility, agreement or arrangement in addition to the Letter of Credit, including, without limitation, a bond insurance policy, collateral arrangement, surety bond, standby placement agreement or similar arrangement the purpose of which is to enhance the credit of the Project Bonds in order to obtain or maintain a rating on the Project Bonds.

        "Supplemental Indenture" means any indenture supplemental to this Indenture entered into between the Issuer and the Trustee in accordance with
Article VIII hereof.

        "Three Month Interest Rate" means (a) the rate of interest per annum determined by the Remarketing Agent, on the Interest Rate Determination Date immediately preceding the applicable Interest Rate Adjustment Date, to be the lowest interest rate, for the Interest Rate Period commencing on the applicable Interest Rate Adjustment Date to and including the day preceding the first Business Day of the March, June, September or December nearest to but not later than the date which is three months from the Interest Rate Adjustment Date, in the judgment of the Remarketing Agent (taking into consideration current transactions and comparable securities with which the Remarketing Agent is involved or of which it is aware and prevailing financial market conditions) at which, as of such Interest Rate Determination Date, the Project Bonds could be remarketed at par, plus accrued interest (if any), on the Interest Rate Adjustment Date for that Interest Rate Period or (b) in the event that the Remarketing Agent has been removed or has resigned and no successor has been appointed, or the Remarketing Agent has failed to determine the Three Month Interest Rate for whatever reason, or the Three Month Interest Rate cannot be determined pursuant to clause (a) for whatever reason, the interest rate then in effect with respect to the Project Bonds, without adjustment; provided that in no event shall the Three Month Interest Rate exceed the Maximum Rate.

        "Trustee" means the Trustee at the time acting as such under this Indenture, originally Bank One Trust Company, NA, as Trustee, and any successor Trustee as determined or designated under or pursuant to this Indenture.

        "Unassigned Issuer's Rights" means the Unassigned Issuer's Rights as defined in the Agreement.

        "Weekly Interest Rate" means (a) the rate of interest per annum determined by the Remarketing Agent on the Interest Rate Determination Date immediately preceding the applicable Interest Rate Adjustment Date, to be the lowest interest rate, for the Interest Rate Period of one week (or less in the case of any such Interest Rate Period commencing on an Interest Period Reset Date which is not a Thursday or ending on the day preceding an Interest Period Reset Date) commencing on the applicable Interest Rate Adjustment Date, in the judgment of the Remarketing Agent (taking into consideration current transactions and comparable securities with which the Remarketing Agent is involved or of which it is aware and prevailing financial market conditions) at which, as of such Interest Rate Determination Date, the Project Bonds could be remarketed at par, plus accrued interest (if any), on the Interest Rate Adjustment Date for that Interest Rate Period or (b) in the event that the Remarketing Agent has been removed or has resigned and no successor has been appointed, or the Remarketing Agent has failed to determine the Weekly Interest Rate for whatever reason, or the Weekly Interest Rate cannot be determined pursuant to clause (a) for whatever reason, the interest rate then in effect with respect to the Project Bonds, without adjustment; provided that in no event shall the Weekly Interest Rate exceed the Maximum Rate.

        Section 1.02. INTERPRETATION. Any reference herein to the Issuer or to any officer, employee or official thereof includes entities, officers, employees or officials succeeding to their respective functions, duties or responsibilities pursuant to or by operation of law or who are lawfully performing their functions.

        Any reference to a section or provision of the Indiana Constitution or the Act, or to a section, provision or chapter of the Indiana Revised Code, or to any statute of the United States of America, includes that section, provision or chapter as amended, modified, revised, supplemented or superseded from time to time; provided, that no amendment, modification, revision, supplement or superseding section, provision or chapter shall be applicable solely by reason of this paragraph, if it constitutes in any way an impairment of rights or obligations of the Issuer, the Holders, the Trustee, the Registrar, the Bank, the Remarketing Agent, any Paying Agent, any Authenticating Agent or the Borrower under this Indenture, the Bond Ordinance, the Bonds, the Letter of Credit, the Credit Agreement, the Bond Placement Agreement, the Notes or any other instrument or document entered into in connection with any of the foregoing, including without limitation, any alteration of the obligation to pay Bond Service Charges in the amount and manner, at the times, and from the sources provided in the Bond Ordinance and this Indenture, except as permitted herein.

        Unless the context indicates otherwise, words importing the singular number include the plural number, and vice versa. The terms "hereof", "hereby", "herein", "hereto", "hereunder", "hereinafter" and similar terms refer to this Indenture; and the term "hereafter" means after, and the term "heretofore" means before, the date of delivery of this Indenture. Words of any gender include the correlative words of the other genders, unless the sense indicates otherwise.

        Section 1.03. CAPTIONS AND HEADINGS. The captions and headings in this Indenture are solely for convenience of reference and in no way define, limit or describe the scope or intent of any Articles, Sections, subsections, paragraphs, subparagraphs or clauses hereof.


                                END OF ARTICLE I

                                   ARTICLE II.

                           AUTHORIZATION AND TERMS OF
                         PROJECT BONDS; ADDITIONAL BONDS

        Section 2.01. AUTHORIZED AMOUNT OF BONDS. No Bonds may be issued under the provisions of this Indenture except in accordance with this Article. The total authorized principal amount of Project Bonds which shall be issued under the provisions of this Indenture is $2,700,000. The Issuer may issue, sell and deliver one or more series of Additional Bonds for the purposes, upon satisfaction of the conditions and in the manner provided herein.

        Section 2.02. ISSUANCE OF PROJECT BONDS. It is determined to be necessary to, and the Issuer shall, issue, sell and deliver $2,700,000 principal amount of Project Bonds to provide funds to refund the Prior Bonds. The Project Bonds shall be designated "City of Wabash, Indiana Adjustable Rate Economic Development Revenue Refunding Bonds, Series 1998 (Martin Yale Industries, Inc. Project)"; shall be issuable, unless a Supplemental Indenture shall have been executed and delivered pursuant to Section 8.02(g) hereof, only in fully registered form, substantially as set forth in EXHIBIT A to this Indenture; shall be numbered in such manner as determined by the Trustee in order to distinguish each Project Bond from any other Project Bond; shall be in the denominations of $100,000 and any integral multiple of $5,000 in excess thereof; shall be subject to optional and mandatory redemption in the amounts, upon the conditions, and at the times and prices set forth herein; and shall be dated as of the date of their initial delivery. Upon any exchange or transfer and surrender of any Project Bond in accordance with the provisions hereof, the Issuer shall execute and the Trustee shall authenticate and deliver one or more new Project Bonds in exchange therefor as provided herein.

        The Project Bonds shall be originally issued only to a Depository to be held in a book entry system and: (a) the Project Bonds shall be registered in the name of the Depository or its nominee, as Bondholder, and immobilized in the custody of the Depository; (b) unless otherwise requested by the Depository, there shall be a single Bond certificate for each Bond maturity; and (c) the Project Bonds shall not be transferable or exchangeable, except for transfer to another Depository or another nominee of a Depository, without further action by the Issuer as set forth in the next succeeding paragraph of this Section. While the Project Bonds are in book entry only form, Project Bonds in the form of physical certificates shall only be delivered to the Depository.

        So long as a book entry system is in effect for the Project Bonds, except as hereinafter provided with respect to Beneficial Ownership Interests, the Issuer and Trustee shall recognize and treat the Depository, or its nominee, as the Holder of the Project Bonds for all purposes, including payment of Bond Service Charges, giving of notices, and enforcement of remedies. The crediting of payments of Bond Service Charges on the Project Bonds and the transmittal of notices and other communications by the Depository to the Direct Participants in whose Depository account the Project Bonds are recorded, and such crediting and transmittal by Direct Participants to Indirect Participants or Beneficial Owners and by Indirect Participants to

Beneficial Owners, are the respective responsibilities of the Depository and the Direct Participants and Indirect Participants and are not the responsibility of the Issuer or the Trustee; provided, however, that the Issuer and the Trustee understand that neither the Depository or its nominee shall provide any consent requested of Holders of Project Bonds pursuant to this Indenture, and that the Depository will mail an omnibus proxy (including a list identifying the Direct Participants) to the Issuer which assigns the Depository's, or its nominee's, voting rights to the Direct Participants to whose accounts at the Depository the Project Bonds are credited as of the record date for mailing of requests for such consents. Upon receipt of such omnibus proxy, the Issuer shall promptly provide such omnibus proxy (including the list identifying the Direct Participants attached thereto) to the Trustee, who shall then treat such Direct Participants as Holders of the Project Bonds for purposes of obtaining any consents pursuant to the terms of this Indenture.

        As long as the Project Bonds are registered in the name of a Depository, or its nominee, the Trustee agrees to comply with the terms and provisions of the Letter of Representations, including the provisions of the Letter of Representations with respect to any delivery of the Project Bonds to the Trustee, which provisions shall supersede the provisions of this Indenture with respect thereto.

        If any Depository determines not to continue to act as a Depository for the Project Bonds held in a book entry system, the Issuer may attempt to have established a securities depository/book entry system relationship with another Depository under this Indenture. If the Issuer does not or is unable to do so, the Issuer and the Trustee, after the Trustee has made provision for notification of the Beneficial Owners by appropriate notice to the then Depository, shall permit withdrawal of the Project Bonds from the Depository and shall authenticate and deliver Project Bonds certificates in fully registered form to the assignees of the Depository or its nominee or to the Beneficial Owners. Such withdrawal, authentication and delivery shall be at the cost and expense (including costs of printing or otherwise preparing and delivering such replacement Project Bonds) of the Borrower. Such replacement Project Bonds shall be in the denominations specified in the first and second paragraphs of this
Section 2.02, with a minimum denomination of $100,000.

        Section 2.03. MATURITY AND INTEREST. The Project Bonds shall bear interest from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid or provided for, from their date of initial delivery, payable on each Interest Payment Date. The Project Bonds shall bear interest at an Adjustable Rate or the Fixed Rate all as more specifically set forth hereinafter. The Project Bonds shall mature on September 1, 2028, subject to prior redemption as set forth in Section 4.01 hereof.

        From the date of initial delivery of the Project Bonds, the interest rate on the Project Bonds shall be that rate per annum, not to exceed the Maximum Rate, as shall be established in or pursuant to the Bond Placement Agreement. Thereafter, except as provided in this Section 2.03, the Project Bonds shall bear interest at the Weekly Interest Rate and, for each succeeding Weekly Interest Rate Period, the interest rate on the Project Bonds shall be the Weekly Interest Rate for such Weekly Interest Rate Period as established on the Interest Rate Determination

Date immediately preceding the commencement of such Weekly Interest Rate Period.

        On the first Business Day of December 1998, and on any Interest Period Reset Date thereafter, the interest rate on the Project Bonds may be converted to a different Interest Rate Mode upon receipt by the Trustee and the Remarketing Agent of a written direction from the Borrower, approved in writing by the Bank, given on behalf of the Issuer, not less than 45 days prior to such Interest Period Reset Date, to convert the interest rate on the Project Bonds to an Interest Rate Mode other than the Interest Rate Mode then in effect. Except when converting from the Weekly Interest Rate Mode, no Interest Period Reset Date shall be earlier than the day after the end of the last Interest Rate Period for the Interest Rate Mode in effect on the date of such direction from the Borrower, the end of such Interest Rate Period to be determined as if such direction had not been given. Such direction to convert the interest rate on the Project Bonds to a different Interest Rate Mode shall be accompanied by (a) an opinion of Bond Counsel selected by the Borrower delivered to the Issuer, the Trustee, the Bank and the Remarketing Agent, stating that such conversion to the specified Interest Rate Mode will not adversely affect the exclusion of the interest on the Project Bonds from gross income for federal income tax purposes,
(b) a written certificate of the Remarketing Agent stating that the interest coverage period provided by the Letter of Credit is appropriate for the Interest Rate Mode directed to be in effect and that the Letter of Credit Termination Date is no earlier than 15 days after the end of the new Interest Rate Period, or if the conversion is to the Fixed Interest Rate, that the termination date of the Letter of Credit is no earlier than 15 days after the First Optional Redemption Date, and (c) a written certificate of the Remarketing Agent stating that it has received certifications, opinions or other evidence satisfactory to it that there has been or will be compliance with any applicable state or federal securities law requirements. If the Project Bonds bear interest at the Weekly Interest Rate, the One Month Interest Rate or the Three Month Interest Rate, the interest coverage period for the Letter of Credit shall be at least 45 days of interest at the Maximum Rate. If the Project Bonds bear interest at the Six Month Interest Rate, the One Year Interest Rate, the Five Year Interest Rate or the Fixed Interest Rate, then the interest coverage period for the Letter of Credit shall be at least 195 days of interest at the Maximum Rate. The Borrower shall be required to provide a Letter of Credit or an Alternate Letter of Credit which will provide the appropriate interest coverage. Notwithstanding any provision of this paragraph, no conversion shall be effective (i) if the proposed conversion is to a One Year Interest Rate, Five Year Interest Rate or Fixed Interest Rate and the Borrower makes an election on or prior to the day immediately succeeding any Interest Rate Determination Date not to proceed with the proposed conversion or (ii) the Trustee has not received on the effective date of such conversion an opinion of Bond Counsel to the same effect as described in clause (a) of this paragraph above. In either such event, the Interest Rate Mode for the Project Bonds will remain as the Interest Rate Mode then in effect for the Project Bonds without regard to any proposed conversion. The Project Bonds will continue to be subject to tender for purchase on the scheduled effective date of the proposed conversion without regard to the failure of such proposed conversion. If the Trustee shall have sent any notice to Holders regarding the proposed conversion then in the event of a failure of such conversion, as specified above, the Trustee shall promptly notify all Holders of such failure, of the reason for such failure, and of the continuation of the Interest Rate Mode then in effect.

        On each Interest Rate Determination Date, the Remarketing Agent shall give the Trustee telephonic notice (immediately confirmed in writing) of the interest rate to be borne by the Project Bonds for the following Interest Rate Period; provided that if the interest rate is determined pursuant to clause (b) of the definition of the applicable Interest Rate Mode, on the Interest Rate Determination Date, the Trustee shall give notice to the Borrower and the Bank as above provided.

        If the interest rate on the Project Bonds is converted to a different Interest Rate Mode, at least 30 days prior to the Interest Period Reset Date the Trustee shall confirm, by first class mail to all Holders, that upon such Interest Period Reset Date the Project Bonds shall be converted to a different Interest Rate Mode, which Interest Rate Mode shall be specified, and that all Project Bonds and Beneficial Ownership Interests shall be subject to a mandatory tender pursuant to Section 2.05 hereof, subject to the right of the Holders or Beneficial Owners to affirmatively elect to waive the mandatory tender and retain their Project Bonds or Beneficial Ownership Interests.

        Interest shall be calculated on the basis of a 360-day year of twelve 30-day months so long as interest is payable at the Six Month Interest Rate, the One Year Interest Rate, the Five Year Interest Rate or the Fixed Interest Rate. Interest shall be calculated on the basis of a year of 365 or 366 days, as applicable, for the number of days actually elapsed so long as interest is payable at the Weekly Interest Rate, the One Month Interest Rate or the Three Month Interest Rate. Interest shall be payable on each Interest Payment Date for the period commencing on the immediately preceding Interest Payment Date and to and including the day immediately preceding such payment date. Any calculation of the interest rate to be borne by the Project Bonds shall be rounded to the nearest one-hundredth of one percent (0.01%). The computation of the interest rate on the Project Bonds by the Remarketing Agent or the Trustee, as applicable, shall be binding and conclusive upon the Borrower, the Bank and the Holders of the Project Bonds.

        Notwithstanding anything to the contrary in this Indenture, nothing in this Indenture shall require the Bank to extend the expiry date of, or to increase the interest coverage provided in, the Letter of Credit.

        Section 2.04.  TENDER OPTIONS.

        (a) While the Project Bonds bear interest at the One Month Interest Rate, the Three Month Interest Rate, the Six Month Interest Rate, the One Year Interest Rate or the Five Year Interest Rate, on each Interest Rate Adjustment Date (each a "Bond Purchase Date") each Holder and each Beneficial Owner shall have the option to tender for purchase at 100% of the principal amount thereof, all of the Project Bonds owned by such Holder, or all Beneficial Ownership Interests owned by such Beneficial Owner, as applicable, or (in either case) such lesser principal amount thereof (in denominations of $100,000 or integral multiples of $5,000 in excess thereof, provided that the untendered portion of any Project Bond or Beneficial Ownership Interest shall be $100,000 or more in principal amount) as such Holder or Beneficial Owner, as applicable, may specify in accordance with the terms, conditions and limitations hereinafter set forth. The purchase price for each such Project Bond or Beneficial Ownership Interest, or portion thereof, shall be payable in lawful money of the United States of America by check or draft, shall equal the principal amount, or such portion thereof, to be purchased and shall be paid in full on the applicable Bond Purchase Date.

        (b) While the Project Bonds bear interest at the Weekly Interest Rate, each Holder and each Beneficial Owner shall have the option to tender for purchase, at 100% of the principal amount thereof plus accrued interest to the purchase date (a "Bond Purchase Date"), all of the Project Bonds owned by such Holder, or all Beneficial Ownership Interests owned by such Beneficial Owner, as applicable, or (in either case) such lesser principal amount thereof (in denominations of $100,000 or integral multiples of $5,000 in excess thereof, provided that the untendered portion of any Project Bond or Beneficial Ownership Interest shall be $100,000 or more in principal amount) as such Holder of Beneficial Owner, as applicable, may specify in accordance with the terms, conditions and limitations hereafter set forth. The purchase price of each such Project Bond or Beneficial Ownership Interest shall be payable in lawful money of the United States of America, and shall be paid in full on the applicable Bond Purchase Date.

        (c) To exercise the option granted in Section 2.04(a) hereof, the Holder or Beneficial Owner, as applicable, shall (i) no earlier than fifteen days before the Bond Purchase Date and no later than 11:00 a.m. according to the local time at the principal Indiana corporate trust office of the Trustee on the eighth Business Day prior to the Bond Purchase Date, or in the event the Project Bonds bear interest at the One Month Interest Rate, the fifth Business Day prior to the Bond Purchase Date, give notice to the Trustee by telecopy or in writing which states (A) the name and address of the Holder or Beneficial Owner, as applicable, (B) the principal amount, CUSIP number and Bond numbers of the Project Bonds or Beneficial Ownership Interests to be purchased, (C) that such Project Bonds or Beneficial Ownership Interests are to be purchased on such Bond Purchase Date pursuant to the terms hereof, and (D) that such notice is irrevocable; (ii) in the case of a Beneficial Owner, provide the Trustee with evidence satisfactory to the Trustee of such Beneficial Owner's Beneficial Ownership Interest; (iii) in the case of a Holder, no later than 10:00 a.m. according to the local time at the principal Indiana corporate trust office of the Trustee on the seventh day preceding such Bond Purchase Date (or the next preceding Business Day if such seventh day is not a Business Day), or in the event the Project Bonds bear interest at the One Month Interest Rate, the fourth day preceding such Bond Purchase Date (or the next preceding Business Day if such fourth day is not a Business Day), deliver to the principal Indiana corporate trust office of the Trustee the Project Bonds to be purchased in proper form, accompanied by fully completed and executed Instructions to Sell, the form of which shall be printed on the Project Bonds; and (iv) in the case of a Beneficial Owner, no later than 10:00 a.m. (according to the local time at the principal Indiana corporate trust office of the Trustee) on the Bond Purchase Date, cause the transfer of the Beneficial Owner's Beneficial Ownership Interest on the records of the Depository, in accordance with the instructions of the Trustee.

        To exercise the option granted in Section 2.04(b) hereof, the Holder or Beneficial Owner, as applicable shall (i) give notice to the Trustee by telecopy or in writing which states (A) the name and address of the Holder or Beneficial Owner, as applicable, (B) the principal amount, CUSIP number and Bond numbers of the Project Bonds or Beneficial Ownership Interests to be purchased, (C) the date on which such Project Bonds or Beneficial Ownership are to be purchased, which Bond Purchase Date shall be a Business Day not prior to the seventh (7th) day and not later than the fifteenth (15th) day next succeeding the date of giving of such notice to the Trustee and, if the interest rate on the Project Bonds is to be converted from the Weekly Interest Rate to a new Interest Rate Mode, is a date prior to the Interest Period Reset Date with respect to the new Interest Rate Mode, and (D) that such notice is irrevocable; (ii) in the case of a Beneficial Owner, provide the Trustee with evidence satisfactory to the Trustee of such Beneficial Owner's Beneficial Ownership Interest; (iii) in the case of a Holder, no later than 10:00 a.m. according to the local time at the principal Indiana corporate trust office of the Trustee on the second Business Day immediately preceding the applicable Bond Purchase Date, deliver to the principal Indiana corporate trust office of the Trustee the Project Bonds to be purchased in proper form, accompanied by fully completed and executed Instructions to Sell, the form of which shall be printed on the Project Bonds; and (iv) in the case of a Beneficial Owner, no later than 10:00 a.m. (according to the local time at the principal Indiana corporate trust office of the Trustee) on the Bond Purchase Date, cause the transfer of the Beneficial Owner's Beneficial Ownership Interest on the records of the Depository in accordance with the instructions of the Trustee.

        Any Project Bonds for which a notice of tender has been given by the Holder, shall be deemed to be tendered for remarketing notwithstanding any failure of delivery of such Project Bonds to the Trustee. Subject to the right of such Holders to receive the purchase price of such Project Bonds (and subject to the conditions set forth in Section 3.07 hereof), such Project Bonds shall be null and void and the Trustee shall authenticate and deliver new Project Bonds in replacement thereof pursuant to the remarketing of such Project Bonds or the pledge of such Project Bonds to the Bank in lieu of remarketing such Project Bonds as described in Section 6.20 hereof. Any Beneficial Owners who have elected to tender Beneficial Ownership Interests shall be obligated to transfer such Beneficial Ownership Interests on the records of the Depository.

        (d) Upon the giving of the notice pursuant to Section 2.04(c) hereof with respect to Project Bonds or Beneficial Ownership Interests or portions of either, the Holder's tender of such Project Bonds or portions thereof or the Beneficial Owner's tender of Beneficial Ownership Interests or portions thereof shall be irrevocable. Upon receipt of the Project Bonds, the Trustee shall determine whether Instructions to Sell have been properly submitted and its determination shall be binding. If less than all of a Project Bond so delivered or deemed tendered is to be purchased, the Trustee shall, pursuant to this Indenture authenticate one or more Project Bonds in exchange therefor, registered in the name of such Holder, having the aggregate principal amount being retained by such Holder, and shall deliver such authenticated Project Bond or Project Bonds to such Holder.

        (e) While tendered Project Bonds are in the custody of the Trustee pending purchase pursuant hereto, the tendering Holders thereof shall be deemed the owners thereof for all purposes, and interest accruing on tendered Project Bonds through the day preceding the applicable Bond Purchase Date is to be paid from the Bond Fund as if such Project Bonds had not been tendered for purchase.

        (f) Notwithstanding anything herein to the contrary, any Project Bond or Beneficial Ownership Interest or portion thereof tendered under Sections 2.04, 2.05, 2.06 or 2.07 hereof will not be purchased if such Project Bond or portion thereof matures or is redeemed on or prior to the applicable Bond Purchase Date.

        Section 2.05. MANDATORY TENDER UPON CONVERSION TO A NEW INTEREST RATE MODE. If at any time the Issuer at the direction of the Borrower shall convert the interest rate on the Project Bonds to a different Interest Rate Mode in accordance with the provisions of Section 2.03 hereof, on the Interest Period Reset Date upon which such conversion is effective, all Project Bonds and Beneficial Ownership Interests shall be subject to mandatory tender by the Holders or Beneficial Owners thereof for purchase on the Interest Period Reset Date (a "Bond Purchase

Date") at a price of 100% of the principal amount thereof plus accrued interest to such Bond Purchase Date. Notwithstanding such mandatory tender, any Holder or Beneficial Owner may elect to retain its Project Bonds or Beneficial Ownership Interests by delivering to the Trustee a written notice no later than 11:00 a.m. according to the local time at the principal Indiana corporate trust office of the Trustee on the eighth Business Day prior to such Interest Period Reset Date or by 11:00 a.m. according to the local time at the principal Indiana corporate trust office of the Trustee on the fifth Business Day prior to such Interest Period Reset Date if the Interest Rate Mode is to be converted to the One Month Interest Rate, which notice shall state that (a) such Holder or Beneficial Owner realizes that the Project Bonds are being converted to bear interest at the applicable Interest Rate Mode, (b) unless the interest rate on the Project Bonds is being converted to the Weekly Interest Rate, such Holder or Beneficial Owner realizes that the next Bond Purchase Date upon which the Project Bonds or Beneficial Ownership Interests may be tendered for purchase is the next Interest Rate Adjustment Date or, if such Project Bonds are being converted to the Fixed Interest Rate, that such Project Bonds or Beneficial Ownership Interests may no longer be tendered for purchase, (c) such Holder or Beneficial Owner realizes that any securities rating on the Bonds may be withdrawn or lowered, and (d) such Holder or Beneficial Owner affirmatively elects to hold its Project Bonds or Beneficial Ownership Interests and receive interest at the applicable Interest Rate Mode.

        Project Bonds or Beneficial Ownership Interests with respect to which the Trustee shall not have received the election required by the preceding paragraph shall be deemed to have been tendered for purposes of this Section
2.05 whether or not the Holders or Beneficial Owners shall have delivered such Project Bonds or Beneficial Ownership Interests to the Trustee and without further action by the Beneficial Owners with regard to Beneficial Ownership Interests. Subject to the right of the Holders or Beneficial Owners of such Project Bonds or Beneficial Ownership Interests to receive the purchase price of such Project Bonds or Beneficial Ownership Interests (and subject to the conditions set forth in Section 3.07 hereof), such Project Bonds or Beneficial Ownership Interests shall be null and void and the Trustee shall authenticate and deliver new Project Bonds in replacement thereof or new Beneficial Ownership Interests shall be recorded on the records of the Depository pursuant to the remarketing of such Project Bonds or Beneficial Ownership Interests or the pledge of such Project Bonds or Beneficial Ownership Interests to the Bank in lieu of remarketing such Project Bonds or Beneficial Ownership Interests as described in Section 6.20 hereof.

        Section 2.06. MANDATORY TENDER UPON DELIVERY OF AN ALTERNATE LETTER OF CREDIT. If at any time the Borrower shall provide for the delivery to the Trustee of an Alternate Letter of Credit in accordance with the provisions of
Section 5.09 hereof, on a date selected by the Borrower, with the consent of the Trustee, which date shall precede the Replacement Date, as defined in Section
5.09 hereof, by at least five (5) Business Days (a "Bond Purchase Date"), all Project Bonds and Beneficial Ownership Interests shall be subject to mandatory tender by the Holders or Beneficial Owners, as applicable, for purchase at a price of 100% of the principal amount thereof plus accrued interest to such Bond Purchase Date. At least 30 days prior to the Bond Purchase Date the Trustee shall confirm, by first class mail to all Holders, that an Alternate Letter of Credit is to be delivered by the Borrower to the Trustee. Such notice shall advise the Holders of the Bond Purchase Date, that the requirements of the Indenture and the

Project Bonds relating to Alternate Letter of Credit have been met, the name of the financial institution issuing the Alternate Letter of Credit, the rating, if any, on the Project Bonds upon the provision of the Alternate Letter of Credit and that all Project Bonds and Beneficial Ownership Interests shall be subject to mandatory purchase from the Holders and Beneficial Owners thereof, subject to the right of each Holder or Beneficial Owner to affirmatively elect to waive the mandatory tender for purchase and retain its Project Bonds or Beneficial Ownership Interests.

        Notwithstanding such mandatory tender, any Holder or Beneficial Owner may elect to retain its Project Bonds or Beneficial Ownership Interests by delivering to the Trustee a written notice no later than 11:00 a.m. according to the local time at the principal Indiana corporate trust office of the Trustee on the eighth Business Day prior to such Bond Purchase Date, which notice shall state that (a) such Holder or Beneficial Owner has received notice of and realizes that the Borrower is delivering an Alternate Letter of Credit to the Trustee pursuant to Section 5.09 and (b) such Holder or Beneficial Owner affirmatively elects to retain its Project Bonds or Beneficial Ownership Interests.

        Project Bonds or Beneficial Ownership Interests with respect to which the Trustee shall not have received the election required by the preceding paragraph shall be deemed to have been tendered for purposes of this Section
2.06 whether or not the Holders shall have delivered such Project Bonds to the Trustee and without further action by the Beneficial Owners with regard to Beneficial Ownership Interests. Subject to the right of the Holders or Beneficial Owners of such Project Bonds or Beneficial Ownership Interests to receive the purchase price of such Project Bonds or Beneficial Ownership Interests (and subject to the conditions set forth in Section 3.07 hereof), such Project Bonds or Beneficial Ownership Interests shall be null and void and the Trustee shall authenticate and deliver new Project Bonds in replacement thereof, or new Beneficial Ownership Interests shall be recorded on the records of the Depository, pursuant to the remarketing of such Project Bonds or Beneficial Ownership Interests or the pledge of such Project Bonds or Beneficial Ownership Interests to the Bank in lieu of remarketing such Project Bonds or Beneficial Ownership Interests as described in Section 6.20 hereof.

        Section 2.07. MANDATORY TENDER UPON EXPIRATION OF THE LETTER OF CREDIT. The Bonds and Beneficial Ownership Interests are subject to mandatory tender in whole on the Interest Payment Date which next precedes the Letter of Credit Termination Date (the "Mandatory Bond Purchase Date"), at a price of 100% of the outstanding principal amount thereof plus accrued interest to such Mandatory Bond Purchase Date unless, at least 45 days prior to any such Mandatory Bond Purchase Date, (a) the Bank shall have agreed to an extension or further extension of the Letter of Credit Termination Date to a date not earlier than one year from the Letter of Credit Termination Date being extended, or (b) pursuant to Section 5.09 hereof, the Borrower shall have obtained and delivered to the Trustee an Alternate Letter of Credit with a termination date not earlier than one year from the Letter of Credit Termination Date of the Letter of Credit being replaced. The mandatory tender of Bonds or Beneficial Ownership Interests on a Mandatory Bond Purchase Date may not be waived by the Holders or Beneficial Owners thereof.

        At least 30 days, but not more than 45 days, prior to such Mandatory Bond Purchase Date pursuant to this Section 2.07, the Trustee shall confirm, by first class mail to all Holders or Beneficial Owners, the Mandatory Bond Purchase Date of the Project Bonds and advise the Holders or Beneficial Owners that all Bonds and Beneficial Ownership Interests shall be subject to mandatory tender on such Mandatory Bond Purchase Date and that such mandatory tender may not be waived.

        Bonds or Beneficial Ownership Interests not tendered for purchase as required by the preceding paragraph shall be deemed to have been tendered without further action by the Holders or Beneficial Owners thereof, subject to the right of the Holders or Beneficial Owners of such Bonds or Beneficial Ownership Interests to receive the purchase price of such Bonds or Beneficial Ownership Interests.

        Not less than 200 days prior to any Letter of Credit Termination Date, the Trustee shall provide written notice to the Borrower, the Bank and the Remarketing Agent of the Letter of Credit Termination Date.

        Section 2.08. DELIVERY OF THE PROJECT BONDS. Upon the execution and delivery of this Indenture, and satisfaction of the conditions established by the Issuer in the Bond Legislation and in the Bond Placement Agreement for delivery of the Project Bonds, the Issuer shall execute the Project Bonds and deliver them to the Trustee. Thereupon, the Trustee shall authenticate the Project Bonds and deliver them to the Depository, as directed by the Issuer in accordance with this Section 2.08.

        Before the Trustee delivers any Project Bonds, the Trustee shall have received a request and authorization to the Trustee on behalf of the Issuer, signed by an Executive, to authenticate and deliver the Project Bonds to the Depository, upon payment to the Trustee of the amount specified therein, which amount shall be deposited as provided in Sections 5.01 and 5.03 hereof.

        Section 2.09. ISSUANCE AND DELIVERY OF ADDITIONAL BONDS. At the request of the Borrower, but subject to the written consent of the Bank, the Issuer may issue Additional Bonds from time to time for any purpose permitted by the Act.

        Any Additional Bonds shall be on a parity with the Project Bonds (except with respect to any moneys drawn by the Trustee on the Letter of Credit) and any Additional Bonds theretofore or thereafter issued and outstanding as to the assignment to the Trustee of the Issuer's right, title and interest in the Revenues, the Agreement and the Project Note and the Borrower's right, title and interest in any Revenues comprised of undisbursed Bond proceeds on deposit in the Refunding Fund to provide for payment of Bond Service Charges on the Bonds; provided, that nothing herein shall prevent payment of Bond Service Charges on any series of Additional Bonds from (a) being otherwise secured and protected from sources or by property or instruments not applicable to the Project Bonds and any one or more series of Additional Bonds, or (b) not being secured or protected from sources or by property or instruments applicable to the Project Bonds or one or more series of Additional Bonds.

        Before the Trustee shall authenticate and deliver any Additional Bonds, the Trustee shall receive the following items:

        (a) Original executed counterparts of any amendments or supplements to the Agreement and the Indenture entered into in connection with the issuance of the Additional Bonds, which are necessary or advisable, in the opinion of Bond Counsel, to provide that the Additional Bonds will be issued in compliance with the provisions of this Indenture.

        (b) One or more Additional Notes, as required by the Agreement, in an aggregate principal amount equal to the aggregate principal amount of the Additional Bonds.

        (c) A copy of the written request from the Borrower to the Issuer for issuance of the Additional Bonds.

        (d) A copy of the applicable Bond Ordinance, certified by the Fiscal Officer of the Issuer.

        (e) A request and authorization to the Trustee on behalf of the Issuer, signed by the Executive, to authenticate and deliver the Additional Bonds to, or on the order of, the purchaser thereof upon payment to the Trustee of the amount specified therein (including without limitation, any accrued interest), which amount shall be deposited as provided in the applicable Bond Ordinance or Supplemental Indenture.

        (f) The written opinion of counsel, who may be counsel for the Issuer, reasonably satisfactory to the Trustee, to the effect that: (i) the documents submitted to the Trustee in connection with the request then being made comply with the requirements of this Indenture; (ii) the issuance of the Additional Bonds has been duly authorized; (iii) all filings required to be made under
Section 10.01 of this Indenture have been made; and (iv) all conditions precedent to the delivery of the Additional Bonds have been fulfilled.

        (g) A written opinion of Bond Counsel (who also may be the counsel to which reference is made in paragraph f), to the effect that: (i) when executed for and in the name and on behalf of the Issuer and when authenticated and delivered by the Trustee, those Additional Bonds will be valid and legal special obligations of the Issuer in accordance with their terms and will be secured hereunder equally and on a parity (except with respect to any moneys drawn by the Trustee under the Letter of Credit) with all other Bonds at the time outstanding hereunder as to the assignment to the Trustee of the Issuer's right, title and interest in the Revenues, the Agreement and the Bond Fund (except as to and any provision made by or pursuant to Sections 4.05, 5.06 or 5.07 hereof) and the moneys and investments therein to provide for payment of Bond Service Charges on the Bonds; and (ii) the issuance of the Additional Bonds will not result in the interest on the Bonds outstanding immediately prior to that issuance becoming includable in gross income for purposes of federal income taxation.

        (h) A written opinion of counsel to the Borrower, reasonably satisfactory to the Trustee, to the effect that the amendments or supplements to each of the Agreement and any Additional Notes have been duly authorized, executed and delivered by the Borrower, and that the Agreement, as amended or supplemented, and any Additional Notes constitute legal, valid and binding obligations of the Borrower, in accordance with their respective terms, subject to exceptions reasonably satisfactory to the Trustee for bankruptcy, insolvency and similar laws and the application of equitable principles.

        (i) The written approval of the Bank to the issuance and delivery of the Additional Bonds.

        When (a) the documents listed above have been received by the Trustee, and (b) the Additional Bonds have been executed and authenticated, the Trustee shall deliver the Additional Bonds to or on the order of the purchaser thereof, but only upon payment to the Trustee of the specified amount (including without limitation, any accrued interest) set forth in the request and authorization to which reference is made in paragraph (e) above.


                                END OF ARTICLE II

                                  ARTICLE III.

                            TERMS OF BONDS GENERALLY

        Section 3.01. FORM OF BONDS. The Bonds, the certificate of authentication, the form of assignment and the Instructions to Sell shall be substantially in the respective forms thereof set forth in EXHIBIT A to this Indenture with, in the case of Additional Bonds, any omissions, insertions and variations which may be authorized or permitted by the Bond Ordinance authorizing, or the Supplemental Indenture entered into in connection with, those Additional Bonds, all consistent with this Indenture.

        All Bonds, unless a Supplemental Indenture shall have been executed and delivered pursuant to Section 8.02(g) hereof, shall be in fully registered form, and, except as provided in Section 3.05 hereof and as provided in Sections 2.02, 2.04, 2.05, 2.06, 2.07, 6.19 and 6.20 with respect to Beneficial Ownership Interests, the Holder of a Bond shall be regarded as the absolute owner thereof for all purposes of this Indenture.

        The Bonds of one series shall bear any designations which may be necessary or advisable to distinguish them from Bonds of any other series. The Bonds shall be negotiable instruments in accordance with the Act, and shall express the purpose for which they are issued and any other statements or legends which may be required by law. Each Bond of the same series shall be of a single maturity, unless the Trustee shall approve the authentication and delivery of a Bond of more than one maturity.

        Bonds of any maturity may be initially issued in temporary form exchangeable for definitive Bonds of the same maturity when ready for delivery. The temporary Bonds shall be of such denomination or denominations, without coupons, as may be determined by the Issuer, and may contain such reference to any of the provisions of this Indenture as may be appropriate. Every temporary Bond shall be executed by the Issuer and be authenticated by the Trustee upon the same conditions and in substantially the same manner as the definitive Bonds. If the Issuer issues temporary Bonds it will execute and furnish definitive Bonds at the Borrower's expense (and without cost to the owners of such temporary Bonds), and thereupon the temporary Bonds may be surrendered for cancellation in exchange therefor at the principal Indiana corporate trust office of the Trustee, and the Trustee shall authenticate and deliver in exchange for such temporary Bonds an equal aggregate principal amount of definitive registered Bonds, without coupons, of the same series and maturity of authorized denominations. Until so exchanged, the temporary Bonds shall be entitled to the same benefits under this Indenture as definitive Bonds authenticated and delivered hereunder.

        Section 3.02. VARIABLE TERMS. Subject to the provisions of this Indenture, each series of Bonds shall be dated, shall mature in the years and the amounts, shall bear interest at the rate or rates per annum, shall be payable on the dates, shall have the Registrar, Paying Agent and Authenticating Agent, shall be of the denominations, shall be subject to redemption on the terms and conditions and shall have any other terms which are set forth or provided for in this Indenture in the case of the Project Bonds, and in this Indenture, the applicable Bond

Ordinance and the Supplemental Indenture, in the case of any issue of Additional Bonds.

        Section 3.03. EXECUTION AND AUTHENTICATION OF BONDS. Unless otherwise provided in the applicable Bond Ordinance, each Bond shall be signed by the Mayor and the Clerk-Treasurer of the Issuer (provided that such signature may be facsimile), and may bear the seal of the Issuer or a facsimile thereof. In case any officer whose signature or a facsimile of whose signature appears on any Bond shall cease to be that officer before the issuance of the Bond, the officer's signature or the facsimile thereof nevertheless shall be valid and sufficient for all purposes, the same as if he or she had remained in office until that time. Any Bond may be executed on behalf of the Issuer by an officer who, on the date of execution is the proper officer, although on the date of the Bond that person was not the proper officer.

        No Bond shall be valid or become obligatory for any purpose or shall be entitled to any security or benefit under this Indenture unless and until a certificate of authentication, substantially in the form set forth in EXHIBIT A to this Indenture, has been signed by the Trustee or by any Authenticating Agent for that series on behalf of the Trustee. The authentication by the Trustee or by an Authenticating Agent upon any Bond shall be conclusive evidence that the Bond so authenticated has been duly authenticated and delivered hereunder and is entitled to the security and benefit of this Indenture. The certificate of the Trustee or an Authenticating Agent may be executed by any person authorized by the Trustee or Authenticating Agent, but it shall not be necessary that the same authorized person sign the certificates of authentication on all of the Bonds.

        Section 3.04. SOURCE OF PAYMENT OF BONDS. To the extent provided in and except as otherwise permitted by this Indenture, (a) the Bonds shall be special obligations of the Issuer and the Bond Service Charges thereon shall be payable equally and ratably solely from the Revenues, (b) the payment of Bond Service Charges on the Bonds shall be secured by the assignment of Revenues hereunder and by this Indenture, and (c) payments due on the Bonds also shall be secured by the Notes, provided, however, that payment of Bond Service Charges on any series of Additional Bonds may be otherwise secured and protected from sources or by property or instruments not applicable to the Project Bonds and any one or more series of Additional Bonds, or not secured and protected from sources or by property or instruments applicable to the Project Bonds or one or more series of Additional Bonds. The Bonds and the interest payable thereon do not constitute a debt or liability of the Issuer, the State or any political subdivision thereof within the meaning of the provisions of the Constitution or the statutes of the State, or a pledge of the faith and credit or the taxing power of the Issuer, the State or any political subdivision thereof, but shall be payable solely from the funds pledged therefor in accordance with this Indenture.

        Section 3.05. PAYMENT AND OWNERSHIP OF BONDS. The principal of and any premium on any Bond shall be payable when due to a Holder upon presentation and surrender of such Bond at the principal Indiana corporate trust office of the Trustee or at the office, designated by the Trustee, of any Paying Agent. Interest on any Bond shall be paid on each Interest Payment Date by check or draft which the Trustee shall cause to be mailed on that date to the person in whose name the Bond (or one or more Predecessor Bonds) is registered at the close of business on the Regular Record Date applicable to that Interest Payment Date on the Register at the address appearing therein. Notwithstanding the foregoing, and while the Bonds are held by a Depository, interest on any Bond shall be paid by wire transfer in immediately available funds to the bank account number and address filed with the Trustee by such Holder. If and to the extent, however, that the Issuer shall fail to make payment or provision for payment of interest on any Bond on any Interest Payment Date, that interest shall cease to be payable by the Issuer to the Person who was the Holder of that Bond (or of one or more Predecessor Bonds) as of the applicable Regular Record Date; when moneys become available for payment of the interest, (a) the Trustee shall, pursuant to Section 7.06(d) hereof, establish a Special Record Date for the payment of that interest which shall be not more than 15 nor fewer than 10 days prior to the date of the proposed payment, and (b) the Trustee shall cause notice of the proposed payment and of the Special Record Date to be mailed by first class mail, postage prepaid, to such Holder at its address as it appears on the Register no fewer than 10 days prior to the Special Record Date and, thereafter, the interest shall be payable to the Persons who are the Holders of such Bonds (or their respective Predecessor Bonds) at the close of business on the Special Record Date. Bond Service Charges shall be payable in lawful money of the United States of America without deduction for the services of the Trustee or any Paying Agent.

        Notwithstanding anything herein to the contrary, when any Bond is registered in the name of a Depository or its nominee, the principal and redemption price of and interest on such Bond shall be payable in next day or federal funds delivered or transmitted to the Depository or its nominee.

        Subject to the foregoing, each Bond delivered under this Indenture upon transfer thereof, or in exchange for or in replacement of any other Bond, shall carry the rights to interest accrued and unpaid, and to accrue on that Bond, or which were carried by that Bond.

        Except as provided in (a) Sections 2.02, 2.04, 2.05, 2.06, 2.07, 6.19 and 6.20 with respect to Beneficial Ownership Interests, and (b) this Section
3.05 and the first paragraph of Section 3.07 hereof, (x) the Holder of any Bond shall be deemed and regarded as the absolute owner thereof for all purposes of this Indenture, (y) payment of or on account of the Bond Service Charges on any Bond shall be made only to or upon the order of that Holder or its duly authorized attorney in the manner permitted by this Indenture, and (z) neither the Issuer, the Trustee, the Registrar nor any Paying Agent or Authenticating Agent shall, to the extent permitted by law, be affected by notice to the contrary. All of those payments shall be valid and effective to satisfy and discharge the liability upon that Bond, including without limitation, the interest thereon, to the extent of the amount or amounts so paid.

        Section 3.06. TRANSFER AND EXCHANGE OF BONDS. So long as any of the Bonds remain outstanding, the Issuer will cause books for the registration and transfer of Bonds, as provided in this Indenture, to be maintained and kept at the designated office of the Registrar.

        Subject to the provisions of Section 2.02 hereof, unless otherwise provided in the applicable Bond Ordinance or Supplemental Indenture, Bonds may be exchanged, at the option of their Holder, for Bonds of the same series and of any authorized denomination or denominations in an aggregate principal amount equal to the unmatured and unredeemed principal amount of, and bearing interest at the same rate and maturing on the same date or dates as, the Bonds being exchanged. The exchange shall be made upon presentation and surrender of the Bonds being exchanged at the designated office of the Registrar or at the designated office of any Authenticating Agent for that series of Bonds, together with an assignment duly executed by the Holder or its duly authorized attorney in any form which shall be satisfactory to the Registrar or the Authenticating Agent, as the case may be.

        Subject to the provisions of Section 2.02 hereof, any Bond may be transferred upon the Register, upon presentation and surrender thereof at the designated office of the Registrar or the designated office of any Authenticating Agent for the series thereof together with an assignment duly executed by the Holder or its duly authorized attorney in any form which shall be satisfactory to the Registrar or the Authenticating Agent, as the case may be. Upon transfer of any Bond and on request of the Registrar or the Authenticating Agent, the Issuer shall execute in the name of the transferee, and the Registrar or the Authenticating Agent, as the case may be, shall authenticate and deliver, a new Bond or Bonds of the same series, of any authorized denomination or denominations in an aggregate principal amount equal to the unmatured and unredeemed principal amount of, and bearing interest at the same rate and maturing on the same date or dates as, the Bonds presented and surrendered for transfer. The date of such transfer to be recorded upon the Register shall be the date of authentication of the new Bond or Bonds.

        In all cases in which Bonds shall be exchanged or transferred hereunder, the Registrar or any Authenticating Agent, as the case may be, shall authenticate and deliver Bonds in accordance with the provisions of this Indenture. The exchange or transfer shall be made without charge; provided that the Issuer and the Registrar or the Authenticating Agent, as the case may be, may make a charge for every exchange or transfer of Bonds sufficient to reimburse them for any tax or excise required to be paid with respect to the exchange or transfer. The charge shall be paid before a new Bond is delivered.

        All Bonds issued upon any transfer or exchange of Bonds shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Bonds surrendered upon transfer or exchange. None of the Issuer, the Registrar or any Authenticating Agent, as the case may be, shall be required to make any exchange or transfer of a Bond during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Bonds of such series and ending at the close of business on the day of such mailing or to transfer or exchange any Bonds selected for redemption, in whole or in part; PROVIDED, HOWEVER, the foregoing provisions shall not preclude an exchange or transfer of a Bond in the case of an optional or mandatory tender under Sections 2.04, 2.05, 2.06 or 2.07 hereof.

        In case any Bond is redeemed in part only, on or after the redemption date and upon presentation and surrender of the Bond, the Issuer shall cause execution of, and the Registrar or any Authenticating Agent for the series of that Bond shall authenticate and deliver, a new Bond or Bonds of the same series in authorized denominations in an aggregate principal amount equal to the unmatured and unredeemed portion of, and bearing interest at the same rate and maturing on the same date or dates as, the Bond redeemed in part. Notwithstanding the foregoing, however, if a Depository is the sole Bondholder, delivery of a notation of partial redemption of Bonds shall be made in such manner as is mutually agreed upon by the Trustee and the Depository.

        For purposes of this Section the Trustee shall establish the designated office of the Registrar and the Authenticating Agent. Such office shall be that of the Trustee so long as the Trustee is the sole Registrar and Authenticating Agent hereunder.

        For purposes of this Indenture, and so long as Bank One Trust Company, NA shall be the Trustee, all references to the place or location for tendering Bonds pursuant to the provisions of Sections 2.04, 2.05, 2.06, 2.07 or 3.05, shall be deemed to mean the principal corporate trust processing facility of the Trustee located in Columbus, Ohio.

        Section 3.07. MUTILATED, LOST, WRONGFULLY TAKEN, UNDELIVERED OR DESTROYED BONDS. If any Bond is mutilated, lost, wrongfully taken or destroyed, or any tendered Bond or Bond deemed to have been tendered is not delivered pursuant to the terms of this Indenture, in the absence of written notice to the Issuer and the Registrar or the Trustee that a lost, wrongfully taken, destroyed or undelivered Bond has been acquired by a bona fide purchaser, the Registrar or the Trustee shall authenticate and deliver a new Bond of like date, maturity and denomination and of the same series as the Bond mutilated, lost, wrongfully taken, destroyed or undelivered; provided, that (a) in the case of any mutilated Bond, the mutilated Bond first shall be surrendered to the Registrar or the Trustee, (b) in the case of any lost, wrongfully taken or destroyed Bond, there first shall be furnished to the Issuer and the Registrar evidence of the loss, wrongful taking or destruction satisfactory to the Issuer and the Registrar, together with indemnity to the Issuer, the Registrar, the Trustee, the Borrower and the Bank satisfactory to each of them, and payment of any out of pocket costs of the Issuer, and (c) in the case of any tendered Bond which is undelivered there shall be satisfactory loss indemnity furnished to the Issuer, the Registrar, the Trustee, the Borrower and the Bank by the nondelivering Holder.

        If any lost, wrongfully taken, undelivered or destroyed Bond shall have matured, instead of issuing a new Bond, the Authorized Borrower Representative may direct the Trustee to pay that Bond without surrender thereof upon the furnishing of satisfactory evidence and indemnity as in the case of issuance of a new Bond. The Issuer, the Registrar and the Trustee may charge the Holder of a mutilated, lost, wrongfully taken, undelivered or destroyed Bond their reasonable fees and expenses in connection with their actions pursuant to this Section.

        Every new Bond issued pursuant to this Section by reason of any Bond being lost, wrongfully taken, undelivered or destroyed (a) shall constitute, to the extent of the outstanding principal amount of the Bond lost, taken, undelivered or destroyed, an additional contractual obligation of the Issuer, regardless of whether the lost, wrongfully taken, undelivered or destroyed Bond shall be enforceable at any time by anyone and (b) shall be entitled to all of the benefits of this Indenture equally and proportionately with any and all other Bonds issued and outstanding hereunder.

        All Bonds shall be held and owned on the express condition that the foregoing provisions of this Section are exclusive with respect to the replacement or payment of mutilated, lost, wrongfully taken, undelivered or destroyed Bonds and, to the extent permitted by law, shall preclude any and all other rights and remedies with respect to the replacement or payment of negotiable instruments or other investment securities without their surrender, notwithstanding any law or statute to the contrary now existing or enacted hereafter.

        Section 3.08. CANCELLATION OF BONDS. Except as provided in Section 3.06 hereof, any Bonds surrendered pursuant to this Article for the purpose of payment or retirement or for exchange, replacement or transfer shall be canceled upon presentation and surrender thereof to the Registrar, the Trustee or any Paying Agent or Authenticating Agent. Any Bond canceled by the Trustee or a Paying Agent or Authenticating Agent shall be transmitted promptly to the Registrar by the Trustee, Paying Agent, or Authenticating Agent.

        The Issuer, or the Borrower on behalf of the Issuer, may deliver at any time to the Registrar for cancellation any Bonds previously authenticated and delivered hereunder, which the Issuer or the Borrower may have acquired in any manner whatsoever. All Bonds so delivered shall be canceled promptly by the Registrar. Certification of the surrender and cancellation shall be made to the Issuer, the Bank and the Trustee by the Registrar at least once each calendar year. Those canceled bonds shall be destroyed by the Registrar by shredding or incineration. The Registrar shall provide certificates describing the destruction of canceled Bonds to the Issuer, the Trustee, the Borrower and the Bank.


                               END OF ARTICLE III

                                   ARTICLE IV.

                               REDEMPTION OF BONDS

        Section 4.01. TERMS OF REDEMPTION OF PROJECT BONDS. The Project Bonds are subject to redemption prior to stated maturity as follows:

        (a) MANDATORY REDEMPTION UPON A DETERMINATION OF TAXABILITY. Upon the occurrence of a Determination of Taxability, the Project Bonds are subject to mandatory redemption in whole at a redemption price equal to 100% of the outstanding principal amount thereof, plus interest accrued to the redemption date, at the earliest practicable date selected by the Trustee, after consultation with the Borrower, but in no event later than 45 days following receipt by the Trustee of notice of the Determination of Taxability. The occurrence of a Determination of Taxability with respect to the Project Bonds will not constitute an Event of Default under this Indenture.

        Within five Business Days after receipt by the Trustee of written notice of a Determination of Taxability, the Trustee shall give written notice thereof to the Holders of all affected Project Bonds then outstanding, as shown by the Register, and shall also give written notice to the Borrower, the Issuer and the Bank.

        (b) OPTIONAL REDEMPTION. Unless previously redeemed, the Project Bonds are subject to redemption (from funds other than those deposited in accordance with the mandatory sinking fund requirements of this Section 4.01), at the option of the Issuer, upon the direction of the Borrower (subject to compliance with Section 4.03 hereof), (i) if the Project Bonds do not bear interest at the Fixed Interest Rate, in whole or in part (in integral multiples of $5,000, provided that the unredeemed portion of any Bond redeemed in part shall be $100,000 or more) on any Interest Payment Date for Bonds bearing interest at the Weekly Interest Rate and on any Interest Rate Adjustment Date for Bonds bearing interest in any other Adjustable Rate, in each case at the redemption price of 100% of the principal amount redeemed plus accrued interest thereon to the redemption date, and (ii) after the Fixed Interest Rate Commencement Date and on or after the First Optional Redemption Date, in whole or in part (in integral multiples of $5,000, provided that the unredeemed portion of any Bond redeemed in part shall be $100,000 or more) at any time at a redemption price equal to the following percentages of the principal amount redeemed, plus in each case accrued interest to the date fixed for redemption.

                    Redemption Date                                  Optional Redemption Price
                    ---------------                                  -------------------------

       First Optional Redemption Date, through
       the following last day of August                                            103%

       First Anniversary of the First Optional
       Redemption Date, through the following
       last day of August                                                          102%

       Second Anniversary of the First Optional
       Redemption Date, through the following
       last day of August                                                          101%

       Third Anniversary of the First Optional
       Redemption Date and thereafter                                              100%

         (c) EXTRAORDINARY OPTIONAL REDEMPTION. The Project Bonds are also subject to redemption by the Issuer in the event of the exercise by the Borrower of its option (subject to compliance with Section 4.03 hereof) to direct that redemption upon occurrence of any of the events described in Section 6.2 of the Agreement, (a) at any time in whole, or (b) at any time in part upon the occurrence of the events permitting such partial redemption, as provided in
Section 6.2 of the Agreement, in each case at a redemption price of 100% of the principal amount redeemed, plus interest accrued to the redemption date.

         (d) USE OF CERTAIN FUNDS TO REDEEM PROJECT BONDS. Except as provided in
Section 9.02 hereof, the Trustee shall pay the redemption price on all Project Bonds redeemed under this Section 4.01 in the same manner and from the same sources as provided in Section 5.03 hereof for the payment of Bond Service Charges.

         Section 4.02. PARTIAL REDEMPTION. If fewer than all of the outstanding Bonds of a series that are stated to mature on different dates are called for redemption at one time, those Bonds which are called shall be called in inverse order of the maturities of the Bonds of that series to be redeemed. If fewer than all of the Bonds of a single maturity are to be redeemed, the selection of Bonds to be redeemed, or portions thereof, in amounts equal to $5,000 or any integral multiple thereof shall be made by lot by the Trustee in any manner which the Trustee may determine; provided that the Trustee shall select Project Bonds for redemption so as to assure that after such redemption no Holder shall retain Bonds in an aggregate amount less than $100,000; and provided further that, if less than all of an outstanding Bond of one maturity in a book entry system is to be called for redemption, the Trustee shall give notice to the Depository or the nominee of the Depository that is the Holder of such Bond, and the selection of the beneficial interests in that Bond to be redeemed shall be at the sole discretion of the Depository and its participants. In the case of a partial redemption of Bonds by lot each unit of face value of principal thereof equal to $5,000 (each such $5,000 unit is hereinafter referred to as a "Unit") shall be treated as though it were a separate Bond in the amount of such Unit. If it is determined that one or more, but not all of the Units represented by a Bond are to be called for redemption, then upon notice of redemption of a Unit or Units of Bonds, the Holder of that Bond shall surrender the Bond to the Trustee (a) for payment of the redemption price of the Unit or Units of Bonds called for redemption (including without limitation, the interest accrued to the date fixed for redemption and any premium), and (b) for issuance, without charge to the Holder thereof, of a new Bond or Bonds of the same series, of $100,000 or amounts in excess thereof in such integrals as are permitted hereunder, aggregating a principal amount equal to the unmatured and unredeemed portion of, and bearing interest at the same rate and maturing on the same date as, the Bond surrendered.

        Section 4.03. ISSUER'S ELECTION TO REDEEM. Except in the case of redemption pursuant to any mandatory sinking fund requirements or pursuant to other mandatory redemption provisions hereof, Bonds shall be redeemed only by written notice from the Issuer to the Trustee and the Bank, given at the direction of the Borrower, or by written notice from the Borrower to the Trustee and the Bank on behalf of the Issuer. That notice shall specify the redemption date and the principal amount of each maturity of Bonds to be redeemed, and shall be given at least 45 days prior to the redemption date or such shorter period as shall be acceptable to the Trustee. Except with the prior written consent of the Bank, in the case of any optional redemption of Project Bonds pursuant to Section 4.01(b) or (c) hereof, there shall be Eligible Funds on deposit with the Trustee prior to the giving of the notice required by Section
4.04 hereof in an amount which will be sufficient to redeem at the redemption price thereof and interest accrued to the redemption date, all of the Project Bonds for which notice of redemption is to be given.

         Section 4.04. NOTICE OF REDEMPTION. Unless waived by any Holder of Bonds to be redeemed, official notice of any such redemption shall be given by the Registrar or the Trustee on behalf of the Issuer by mailing a copy of an official redemption notice by first class mail at least 30 days and not more than 60 days prior to the date fixed for redemption (except in the case of a Section 4.01(a) redemption, in which case such notice shall be given at least 5 days and not more than 15 days prior to the date fixed for redemption) to the registered owner of the Bond or Bonds to be redeemed at the address shown on the Register or at such other address as is furnished in writing by such registered owner to the Registrar.

         All official notices of redemption shall be dated and shall state:

         (a)      the redemption date,

         (b)      the redemption price,

         (c) if less than all outstanding Bonds are to be redeemed, the identification by series designation, letters, numbers or other distinguishing marks (and, in the case of partial redemption, the respective principal amounts) of the Bonds to be redeemed,

         (d) that on the redemption date the redemption price will become due and payable upon each such Bond or portion thereof called for redemption, and that interest thereon shall cease to accrue from and after said date, and

         (e) the place where such Bonds are to be surrendered for payment of the redemption price, which place of payment shall be the principal Indiana corporate trust office of the Registrar.

         In addition to the foregoing notice, further notice shall be given by the Trustee as set out below, but no defect in said further notice nor any failure to give all or any portion of such further notice shall in any manner defeat the effectiveness of a call for redemption if notice thereof is given as above prescribed.

        (a) Each further notice of redemption given hereunder shall contain the information required above for an official notice of redemption plus (i) the CUSIP numbers of all Bonds being redeemed; (ii) the date of issue of the Bonds as originally issued; (iii) the rate of interest borne by each Bond being redeemed; (iv) the maturity date of each Bond being redeemed; and (v) any other descriptive information needed to identify accurately the Bonds being redeemed.

         (b) Each further notice of redemption shall be sent at least 30 days before the redemption date by registered or certified mail or overnight delivery service to all registered securities depositories then in the business of holding substantial amounts of obligations of types comprising the Bonds (such depositories now being Depository Trust Company of New York, New York, Midwest Securities Trust Company of Chicago, Illinois, Pacific Securities Depository Trust Company of San Francisco, California and Philadelphia Depository Trust Company of Philadelphia, Pennsylvania) and to one or more national information services that disseminate notices of redemption of obligations such as the Bonds.

         (c) Upon the payment of the redemption price of Bonds being redeemed, each check or other transfer of funds issued for such purpose shall bear the CUSIP number (if any) identifying, by issue and maturity, the Bonds being redeemed with the proceeds of such check or other transfer.

         Failure to receive notice by mailing or any defect in that notice regarding any Bond, however, shall not affect the validity of the proceedings for the redemption of any other Bond.

         Notice of any redemption hereunder with respect to Bonds held under a book entry system shall be given by the Registrar or the Trustee only to the Depository, or its nominee, as the Holder of such Bonds. Selection of book entry interests in the Bonds called for redemption is the responsibility of the Depository and any failure of any Direct Participant, Indirect Participant or Beneficial Owner to receive such notice and its contents or effect will not affect the validity of such notice or any proceedings for the redemption of such Bonds.

         Section 4.05. PAYMENT OF REDEEMED BONDS. Notice having been mailed to the registered owner of the Bond or Bonds to be redeemed in the manner provided in Section 4.04 hereof, and, in the event of optional redemption pursuant to
Section 4.01 (b) or (c) hereof, upon money being deposited as and if required by
Section 4.03 hereof, the Bonds and portions thereof called for redemption shall become due and payable on the redemption date, and upon presentation and surrender thereof at the place or places specified in that notice, shall be paid at the redemption price, including interest accrued to the redemption date. The Trustee shall make a drawing under the Letter of Credit to pay the principal of and interest due on the Bonds being redeemed. Payment shall be made by check mailed to the Holder at his address as it appears on the Bond Register on the fifteenth (15th) day of the month immediately prior to the date set for redemption. Any moneys received by the Trustee from the Borrower which are available to be applied toward the payment of such principal and interest, shall be paid to the Bank to reimburse the Bank for any drawing made under the Letter of Credit to pay such principal and interest.

         Subject to the provisions of Section 13.05 hereof, if money for the redemption of all of the Bonds and portions thereof to be redeemed, together with interest accrued thereon to the redemption date, is held by the Trustee or any Paying Agent on the redemption date, so as to be available therefor on that date and if notice of redemption has been deposited in the mail to the registered owner of the Bond or Bonds to be redeemed as aforesaid, then from and after the redemption date those Bonds and portions thereof called for redemption shall cease to bear interest and no longer shall be considered to be outstanding hereunder. If those moneys shall not be so available on the redemption date, or that notice shall not have been deposited in the mail as aforesaid, those Bonds and portions thereof shall continue to bear interest, until they are paid, at the same rate or rates as they would have borne had they not been called for redemption.

         All moneys deposited in the Bond Fund and held by the Trustee or a Paying Agent for the redemption of particular Bonds shall be held in trust for the account of the Holders thereof and shall be paid to them, respectively, upon presentation and surrender of those Bonds, except as provided in Section 3.06 hereof.

         Section 4.06. VARIATION OF REDEMPTION PROVISIONS. The provisions of this Article IV, insofar as they apply to issuance of any series of Additional Bonds, may be varied by the Supplemental Indenture providing for that series.


                                END OF ARTICLE IV

                                   ARTICLE V.

                 PROVISIONS AS TO FUNDS, PAYMENTS AND AGREEMENT

         Section 5.01. CREATION OF REFUNDING FUND. There is created by the Issuer and ordered maintained as a separate deposit account (except when invested as provided hereinafter) in the custody of the Trustee, a trust fund designated "City of Wabash Martin Yale Industries, Inc. Refunding Fund." The proceeds of the Project Bonds shall be deposited therein, and any proceeds representing accrued interest on the Project Bonds shall remain in the Refunding Fund.

         Unless otherwise set forth in the applicable Bond Ordinance or Supplemental Indenture relating to the issuance of a series of Additional Bonds, there shall be deposited in a separate fund the proceeds of the sale of any Additional Bonds, other than any proceeds representing accrued interest which shall be deposited in the Bond Fund pursuant to Section 5.03 hereof.

         Pending disbursement pursuant to the Agreement, the moneys and Eligible Investments to the credit of the Refunding Fund shall constitute a part of the Revenues assigned to the Trustee as security for the payment of the Bond Service Charges.

         Section 5.02. DISBURSEMENTS FROM AND RECORDS OF REFUNDING FUND. Moneys held in the Refunding Fund representing proceeds of the sale of the Project Bonds shall be disbursed by the Trustee at the written direction of the Borrower in accordance with the provisions of the Agreement to effect the redemption of the Prior Bonds no later than ninety (90) days after the Closing Date of the Project Bonds. The Trustee is hereby authorized to make each disbursement required by the provisions of the Agreement.

         The Trustee shall cause to be kept and maintained adequate records pertaining to the Refunding Fund and all disbursements therefrom. If requested by the Bank, the Issuer or the Borrower, the Trustee shall file copies of the records pertaining to the Refunding Fund and all disbursements from such fund with the Bank, the Issuer and the Borrower.

         Upon the occurrence and continuance of an Event of Default hereunder because of which the principal amount of the Bonds has been declared to be due and payable immediately pursuant to Section 7.03 hereof, any moneys remaining in the Refunding Fund shall be promptly transferred by the Trustee to the Bond Fund.

         Section 5.03. CREATION OF BOND FUND; LETTER OF CREDIT. There is created by the Issuer and ordered maintained as a separate deposit account (except when invested as hereinafter set forth) in the custody of the Trustee a trust fund to be designated "City of Wabash Martin Yale Industries, Inc. Bond Fund." Unless otherwise set forth in the applicable Bond Legislation or Supplemental Indenture relating to the issuance of a series of Additional Bonds, there shall be deposited in the Bond Fund (and credited, if required by this Indenture or the Agreement to appropriate accounts therein), from the proceeds of the sale of the Bonds, any accrued interest paid by the purchasers of the Bonds.

         Except as otherwise provided herein, the Trustee shall deposit in the Bond Fund upon receipt all Revenues other than Bond proceeds deposited in the Refunding Fund, including all moneys received upon drawings made under the Letter of Credit (except as otherwise provided in Section 6.19 hereof) and any other amounts which, under the terms of this Indenture, the Notes, the Agreement, the Credit Agreement, or the Letter of Credit are to be applied to the payment of Bond Service Charges. Except as provided herein, the Bond Fund (and accounts therein for which provision is made herein or in the Agreement) and the moneys and Eligible Investments therein shall be used solely and exclusively for the payment of Bond Service Charges as they fall due at stated maturity, or by redemption or pursuant to any mandatory sinking fund requirements or upon acceleration, all as provided herein and in the Agreement.

         The Trustee shall establish separate accounts within the Bond Fund for each source of deposit (including any investment income thereon) made into the Bond Fund so that the Trustee may at all times ascertain the date of deposit, the amounts, and the source of the funds in each account. Moneys received from drawings on the Letter of Credit shall be deposited in a separate account and shall never be commingled with moneys from any other source.

         Moneys in the Bond Fund shall be used to pay Bond Service Charges with respect to the Project Bonds and for the redemption of Project Bonds prior to maturity and as otherwise provided in this Indenture only in the following order:

         FIRST: Amounts drawn by the Trustee under the Letter of Credit and deposited into a separate account in the Bond Fund;

         SECOND:  Any Eligible Funds on deposit in the Bond Fund;

         THIRD:   Any other amounts available in the Bond Fund.

         The Issuer hereby authorizes and directs the Trustee to draw on the Letter of Credit pursuant to its terms, in the amounts and at the times necessary to pay Bond Service Charges on the Project Bonds (excluding any premium) pursuant to this Section 5.03.

         The Trustee shall draw upon the Letter of Credit in accordance with the terms thereof under the following circumstances:

         (a) On or before 11:00 a.m., Indianapolis, Indiana time, on the Business Day prior to any Interest Payment Date (or the maturity date or any date set for a redemption of Project Bonds which is not an Interest Payment
Date) or any Mandatory Bond Purchase Date, and on or before 10:30 a.m. Indianapolis, Indiana time, on each Bond Purchase Date, the Trustee shall determine the amount necessary to make all required payments of principal and interest on the Project Bonds or purchase price payments on the next succeeding Interest Payment Date, maturity date, other redemption date or such Bond Purchase Date or Mandatory Bond Purchase Date, and shall present to the Bank the required certificates under the Letter of Credit in such amount, so as to permit the timely transfer of funds from the Bank to the Trustee for payment of interest on the Bonds on each Interest Payment Date, for payment of the principal of and interest on the Project Bonds when due, whether at maturity or upon prior redemption, or the payment of the purchase price of Project Bonds or Beneficial Ownership Interests when due on the applicable Bond Purchase Date or Mandatory Bond Purchase Date.

         (b) Upon acceleration of the Project Bonds upon the occurrence of an Event of Default under Section 7.01 hereof, the Trustee, on or before 11:00 a.m., Indianapolis, Indiana time, on the Business Day prior to the date on which principal and interest shall be due and payable pursuant to the declaration of the acceleration of the Project Bonds pursuant to Section 7.03 hereof, shall present to the Bank the required certificates under the Letter of Credit for payment of the entire amount due pursuant to Section 7.03 hereof with respect to the Project Bonds.

         In no circumstances shall the Trustee use moneys drawn on the Letter of Credit to pay Bond Service Charges on any Additional Bonds, or to pay premium, if any, on the Project Bonds.

         The Trustee shall promptly notify the Borrower by oral or telephonic communication confirmed in writing if the Bank has not transferred funds in accordance with the Letter of Credit upon the presentment of any such drawing certificate.

         In calculating the amount to be drawn on the Letter of Credit for the payment of the purchase price of Project Bonds or Beneficial Ownership Interests on a Mandatory Bond Purchase Date or for the payment of principal of and interest on the Project Bonds, whether on an Interest Payment Date, at maturity or upon redemption or acceleration, the Trustee shall not take into account the receipt or potential receipt of funds from the Borrower under the Agreement, or the existence of any other moneys in the Refunding Fund or Bond Fund (other than accrued interest, if any received at the time of the issuance and delivery of the Project Bonds), but shall draw on the Letter of Credit for the full amount of such purchase price or the full amount of the principal and interest coming due on the Project Bonds. If sufficient moneys are available in the Remarketing Reimbursement Fund to pay the purchase price of the Project Bonds or Beneficial Ownership Interests tendered for purchase on a Bond Purchase Date, the Trustee shall not draw on the Letter of Credit but shall forward such amounts directly to the tendering Holder or Beneficial Owner. The Trustee shall draw on the Letter of Credit to pay the purchase price of Project Bonds or Beneficial Ownership Interests tendered for purchase on a Bond Purchase Date only to the extent that moneys in the Remarketing Reimbursement Fund are insufficient to purchase the Project Bonds or Beneficial Ownership Interests so tendered. In calculating the amount, if any, to be drawn on the Letter of Credit for the purchase of Project Bonds or Beneficial Ownership Interests on a Bond Purchase Date, the Trustee shall take into account funds received from the purchasers of tendered Project Bonds or Beneficial Ownership Interests or from the Remarketing Agent by 10:00 a.m. Indianapolis, Indiana time on such Bond Purchase Date with respect to the remarketing of such Project Bonds or Beneficial Ownership Interests or otherwise, and by 11:00 a.m. Indianapolis, Indiana time on the applicable Bond Purchase Date shall draw on the Letter of Credit only such amounts as may be necessary to purchase such Project Bonds or Beneficial Ownership Interests on a Bond

Purchase Date after taking into account all funds received by 10:00 a.m. Indianapolis, Indiana time on such date which are attributable to the remarketing of such Project Bonds or Beneficial Ownership Interests. Upon receipt of such moneys from the Bank, the Trustee shall deposit the amount representing a draw on the Letter of Credit for the payment of principal and interest on the Project Bonds in a separate account in the Bond Fund, which accounts shall hold no other moneys, and apply the same only to the payment of such principal and interest when due on the Project Bonds, shall deposit the amount representing a draw on the Letter of Credit for the purchase of Project Bonds or Beneficial Ownership Interests in the Remarketing Reimbursement Fund, which accounts shall hold no other moneys, and disburse said amount only to the tendering Holders or Beneficial Owners of Project Bonds or Beneficial Ownership Interests being purchased and, so long as there does not exist an Event of Default described in Section 7.01(g) herein, and subject to the prior satisfaction of all Bond Service Charges and purchase price payments then due or on account of which funds shall have been paid to the Trustee by the Borrower or shall have been obtained by the Trustee by a drawing or drawings on the Letter of Credit, by wire transfer shall pay, on behalf of the Borrower, but only from and to the extent of Loan Payments or any other moneys available in the Refunding Fund, the Bond Fund or the Remarketing Reimbursement Fund any amounts due and payable to the Bank under the Credit Agreement for any drawing made on the Letter of Credit.

         The Trustee shall transmit to any Paying Agent, as appropriate, from moneys in the Bond Fund applicable thereto, amounts sufficient to make timely payments of interest, principal of and any premium on the Project Bonds to be made by the Paying Agent then due and payable. To the extent that the amount needed by any Paying Agent is not sufficiently predictable, the Trustee may make any credit arrangements with that Paying Agent which will permit those payments to be made. The Issuer authorizes and directs the Trustee to cause withdrawal of moneys from the Bond Fund which are available for the purpose of paying, and are sufficient to pay, the interest, principal of and any premium on the Project Bonds as they become due and payable (whether on an Interest Payment Date, at stated maturity, by redemption or pursuant to any mandatory sinking fund requirements), for the purposes of paying or transferring moneys to the Paying Agent which are necessary to pay such interest, principal and premium.

         The provisions of this Section are subject to the provisions of Section
9.02 hereof.

         Section 5.04. CREATION OF REMARKETING REIMBURSEMENT FUND. There is created by the Issuer and ordered maintained as a separate deposit account in the custody of the Trustee a trust fund to be designated "City of Wabash, Indiana Martin Yale Industries, Inc. Remarketing Reimbursement Fund." The Remarketing Reimbursement Fund shall not be considered a part of the Revenues but shall be used solely in connection with the remarketing of Project Bonds and Beneficial Ownership Interests as set forth in Section 6.19 hereof. Certain provisions regarding the Remarketing Reimbursement fund are set forth in Section 5.03.

         Section 5.05. INVESTMENT OF BOND FUND, REFUNDING FUND AND REBATE FUND. Except as hereinafter provided, moneys in the Bond Fund, the Refunding Fund and the Rebate Fund shall be invested and reinvested by the Trustee in Eligible Investments at the written direction of the Authorized Borrower Representative. Investment of moneys in the Bond Fund shall mature or be redeemable without penalty at the option of the Trustee at the times and in the amounts necessary to provide moneys to pay Bond Service Charges as they become due at stated maturity, by redemption or pursuant to any mandatory sinking fund requirements. Each investment of moneys in the Refunding Fund, the Bond Fund and the Rebate Fund shall mature or be redeemable without penalty at such time as may be necessary to make payments when necessary from such fund.

         Subject to any directions from the Authorized Borrower Representative with respect thereto, and any restrictions contained in Section 5.11 hereof relating to the Rebate Fund, from time to time, the Trustee may sell Refunding Fund, Rebate Fund and Bond Fund investments and reinvest the proceeds therefrom in Eligible Investments maturing or redeemable as aforesaid. Any of those investments may be purchased from or sold to the Trustee, the Registrar, an Authenticating Agent, a Paying Agent, a Remarketing Agent or any bank, trust company or savings and loan association affiliated with any of the foregoing. The Trustee shall sell or redeem investments credited to the Bond Fund at the best price reasonably obtainable to and at the times required for the purposes of paying Bond Service Charges when due as aforesaid, and shall do so without necessity for any order on behalf of the Issuer and without restriction by reason of any order. An investment made from moneys credited to the Bond Fund, the Refunding Fund or the Rebate Fund shall constitute part of that respective fund, and each respective fund shall be credited with all proceeds of sale and income from investment of moneys credited thereto.

         Moneys drawn on the Letter of Credit and deposited in the Bond Fund shall be deposited in a separate account in the Bond Fund, shall be held in cash and not be invested and shall be held in such account pending application pursuant to the terms of Section 5.03 or Section 6.19 hereof. Notwithstanding any inconsistent or contrary provision hereof, such funds shall be applied only to the satisfaction of the specific Bond Service Charges for which they were drawn and any funds not so applied shall be paid to the Bank, subject to the provisions of Section 5.08 hereof.

         Moneys deposited in the Remarketing Reimbursement Fund shall be held in cash and not invested. Moneys drawn on the Letter of Credit and deposited in the Remarketing Reimbursement Fund shall be deposited in a separate account therein and shall be held in such account pending application pursuant to the terms of
Section 5.03 and 6.19 hereof.

         Section 5.06. MONEYS TO BE HELD IN TRUST. Except where moneys have been deposited with or paid to the Trustee pursuant to an instrument restricting their application to particular Bonds, all moneys required or permitted to be deposited with or paid to the Trustee or any Paying Agent under any provision of this Indenture, the Agreement or the Letter of Credit, and to be used to pay Bond Service Charges, or the Notes, and any investments thereof, shall be held by the Trustee or that Paying Agent in trust. Except (a) for moneys deposited with or paid to the Trustee or any Paying Agent for the redemption of Bonds, notice of the redemption of which shall have been duly given and (b) for moneys held by the Trustee pursuant to Section 5.07 hereof, and (c) for moneys in the Remarketing Reimbursement Fund, and (d) for moneys held in the Rebate Fund, all moneys described in the preceding sentence held by the Trustee or any Paying Agent shall be subject to the lien hereof while so held. Neither the Issuer nor the Borrower shall have any interest in the Bond Fund, the Remarketing Reimbursement Fund or the moneys and Eligible Investments therein, all of which shall be held in trust by the Trustee for the sole benefit of the Holders and, to the extent of amounts due under the Credit Agreement, the Bank.

        Section 5.07. NONPRESENTMENT OF BONDS. In the event that any Bond shall not be presented for payment when the principal thereof becomes due in whole or in part, either at stated maturity, by redemption or pursuant to any mandatory sinking fund requirements, or a check or draft for interest is uncashed, if moneys sufficient to pay the principal and premium, if any, then due on that Bond or to pay such check or draft shall have been made available to the Trustee for the benefit of its Holder, all liability of the Issuer to that Holder for such payment of the principal and premium, if any, then due on the Bond or interest on such Bond represented by such check or draft thereupon shall cease and be discharged completely. Thereupon, it shall be the duty of the Trustee to hold those moneys, without liability for interest thereon, in a separate account in the Bond Fund for the exclusive benefit of the Holder, who shall be restricted thereafter exclusively to those moneys for any claim of whatever nature on its part under this Indenture or on, or with respect to, the principal and premium, if any, then due on that Bond or interest on such Bond represented by such check or draft.

         Any of those moneys which shall be so held by the Trustee, and which remain unclaimed by the Holder of a Bond not presented for payment or check or draft not cashed for a period of four years after the due date thereof, shall be paid to the Bank free of any trust or lien unless the Bank shall have confirmed to the Trustee in writing that no moneys are then due under the Credit Agreement in which case such moneys shall be paid to the Borrower. Thereafter, the Holder of that Bond shall look only to the Borrower for payment and then only to the amounts so received by the Borrower or paid to or on behalf of the Borrower (including to the Bank pursuant to this paragraph), without any interest thereon, and the Trustee shall not have any responsibility with respect to those moneys.

         Section 5.08. REPAYMENT TO THE BANK OR THE BORROWER FROM THE BOND FUND. Except as provided in Section 5.07 hereof, any amounts remaining in the Bond Fund (a) after all of the outstanding Bonds shall be deemed paid and discharged under the provision of this Indenture, and (b) after payment of all fees, charges and expenses of the Trustee, the Registrar and any Paying Agent or Authenticating Agent and of all other amounts required to be paid under this Indenture, the Agreement and the Notes, shall be paid to the Bank unless the Bank shall have confirmed to the Trustee in writing that no moneys are then due under the Credit Agreement in which case such moneys shall be paid to the Borrower, to the extent that those amounts are in excess of those necessary to effect the payment and discharge of the outstanding Bonds.

         Section 5.09. ALTERNATE LETTER OF CREDIT. The Letter of Credit initially expires September 15, 2003, or earlier as provided therein.

         The Borrower may, at its option, provide for the delivery to the Trustee of an Alternate Letter of Credit to take effect on a date selected by the Borrower (the "Replacement Date"). If the Project Bonds are bearing interest at the Weekly Interest Rate or the Fixed Interest Rate, the Replacement Date may be any date selected by the Borrower, provided, however, that such date allows the Trustee reasonable time to comply with the notice provisions of Section 2.06 hereof. If the Project Bonds are bearing interest at the One Month Interest Rate, the Three Month Interest Rate, the Six Month Interest Rate, the One Year Interest Rate or the Five Year Interest Rate, the Replacement Date shall be (a) an Interest Rate Adjustment Date selected by the Borrower or (b) the Fixed Interest Rate Commencement Date if the Bonds are to bear interest at the Fixed Interest Rate (provided, however, that such date allows the Trustee reasonable time to comply with the notice provisions of Section 2.06 hereof). The expiration date of the Alternate Letter of Credit shall not be earlier than the later of the expiration date of the Letter of Credit being replaced and the date which is fifteen (15) days after the end of the Interest Rate Period applicable or to be applicable to the Project Bonds, or if the Project Bonds bear or are to bear interest at the Fixed Interest Rate, the expiration date of the Alternate Letter of Credit shall be not earlier than fifteen (15) days after the First Optional Redemption Date. Prior to the replacement of a Letter of Credit with an Alternate Letter of Credit, the Trustee shall give notice to the Holders and, if the Project Bonds are then rated by a Rating Service, to each Rating Service which then has a rating on the Project Bonds of such event and shall have received the following not less than forty-five (45) days prior to the Replacement Date:

                  (i) an opinion of counsel for the issuer of the Alternate Letter of Credit that it constitutes a legal, valid and binding obligation of the issuer in accordance with its terms;

                  (ii) an opinion of counsel acceptable to the Trustee to the effect that payments under the Alternate Letter of Credit will not constitute voidable preferences in the event of a bankruptcy of the Borrower;

                  (iii) an opinion of Bond Counsel that such replacement will not cause interest on the Project Bonds to become includable in gross income for federal income tax purposes; and

                  (iv) the Alternate Letter of Credit.

         Section 5.10. COMPLIANCE WITH SECTION 148 OF THE CODE. The Trustee shall cause to be kept and maintained adequate records pertaining to investment of all proceeds of the Bonds sufficient to permit the Borrower, on behalf of the Issuer, to determine the amount of rebate, if any, required to be paid to the United States of America pursuant to Section 148 of the Code.




         Section 5.11.  REBATE FUND.

         (a) There is hereby created by the Issuer and ordered maintained as a separate deposit account in the custody of the Trustee so long as any Bonds are Outstanding and are subject to a requirement of the Code that arbitrage profits be rebated to the United States of America, a Rebate Fund. The Rebate Fund shall be administered in accordance with the terms and provisions of this Section 5.11 and the Tax Certificate. Except as provided herein and in the Tax Certificate, neither the Issuer, the Borrower nor any Holder of the Bonds shall have any rights in or claim to moneys on deposit in the Rebate Fund.

         (b) The Trustee (i) shall make deposits and disbursements from the Rebate Fund in accordance with the Rebate Instructions (as defined in the Tax Certificate), (ii) shall invest the amounts held in the Rebate Fund in Eligible Investments in accordance with the written instructions of the Borrower, subject, however, to any written instructions provided by the Rebate Analyst (as defined in the Tax Certificate) and (iii) shall deposit income from such investments immediately upon receipt thereof in the Rebate Fund. The Trustee shall make information relating to the receipt, investment, disbursement, allocation and application of money in the Funds and Accounts under this Indenture available to the Borrower and the

Rebate Analyst.

         (c) The Trustee shall remit part or all of the balances in the Rebate Fund to the United States Treasury in accordance with the Rebate Instructions provided to the Trustee by the Rebate Analyst. The Trustee shall have no obligation to rebate any amounts required to be rebated pursuant to this Section 5.11, other than from moneys held in the Rebate Fund. Any balances remaining in the Rebate Fund after redemption and payment of all of the Bonds and payment and satisfaction of any required rebate as specified in the Rebate Instructions, shall be remitted to the Borrower.


                                END OF ARTICLE V

                                   ARTICLE VI.

                      THE TRUSTEE, REGISTRAR, PAYING AGENT,
                   AUTHENTICATING AGENT AND REMARKETING AGENT

         Section 6.01. TRUSTEE'S ACCEPTANCE AND RESPONSIBILITIES. The Trustee accepts the trusts imposed upon it by this Indenture, and agrees to observe and perform those trusts, but only upon and subject to the terms and conditions set forth in this Article, to all of which the parties hereto and the Holders agree:

         (a) Prior to the occurrence of a default or an Event of Default (as defined in section 7.01 hereof) of which the Trustee has been notified, as provided in paragraph (f) of Section 6.02 hereof, or of which by that paragraph the Trustee is deemed to have notice, and after the cure or waiver of all defaults or Events of Default which may have occurred,

                  (i) the Trustee undertakes to perform only those duties and obligations which are set forth specifically in this Indenture, and no duties or obligations shall be implied to the Trustee;

                  (ii) in the absence of bad faith on its part, the Trustee may rely conclusively, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are required specifically to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

         (b) In case a default or an Event of Default has occurred and is continuing hereunder (of which the Trustee has been notified, or is deemed to have notice), the Trustee shall exercise those rights and powers vested in it by this Indenture and shall use the same degree of care and skill in their exercise, as a prudent man acting as a fiduciary would exercise or use under the circumstances.

         (c) No provisions of this Indenture shall be construed to relieve the Trustee from liability for its own gross negligent action, willful or intentional misconduct or recklessness, its own gross negligent failure to act, or its own willful misconduct, except that:

               (i) this subsection shall not be construed to affect the limitation of the Trustee's duties and obligations provided in subparagraph (a)(i) of this Section or the Trustee's right to rely on the truth of statements and the correctness of opinions as provided in subparagraph (a)(ii) of this Section;

              (ii) the Trustee shall not be liable for any error of judgment made in good faith by any one of its officers, unless it shall be established that the Trustee was negligent in ascertaining the pertinent facts;

             (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Bank or the Holders of at least a majority in aggregate principal amount of the Bonds then outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture, as provided in Sections 7.04 and 7.05 hereof; and

              (iv) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that payment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this
Section 6.01.

         Section 6.02. CERTAIN RIGHTS AND OBLIGATIONS OF THE TRUSTEE. Except as otherwise provided in Section 6.01 hereof:

         (a) The Trustee (i) may execute any of the trusts or powers hereof and perform any of its duties by or through attorneys, agents, receivers or employees (but shall be answerable therefor only in accordance with the standard specified above), (ii) shall be entitled to the advice of counsel concerning all matters of trusts hereof and duties hereunder, and (iii) may pay reasonable compensation in all cases to all of those attorneys, agents, receivers and employees reasonably employed by it in connection with the trusts hereof. The Trustee may act upon the opinion or advice of any attorney (who may be the attorney or attorneys for the Issuer or the Borrower) approved by the Trustee in the exercise of reasonable care. The Trustee shall not be responsible for any loss or damage resulting from any action taken or omitted to be taken in good faith in reliance upon that opinion or advice.

         (b) Except for its certificate of authentication on the Bonds, the Trustee shall not be responsible for:

        (i) any recital in this Indenture or in the Bonds,

        (ii) the validity, priority, recording, rerecording, filing or re-filing of this Indenture or any Supplemental Indenture,

        (iii) any instrument or document of further assurance or collateral assignment,

        (iv) any financing statements or amendments thereto,

        (v) insurance of the Project or collection of insurance moneys,

        (vi) the validity of the execution by the Issuer of this Indenture, any Supplemental Indenture or instruments or documents of further assurance,

        (vii) the sufficiency of the security for the Bonds issued hereunder or intended to be secured hereby,

        (viii) the value of or title to the Project, or

        (ix) the maintenance of the security hereof,

except that, in the event that the Trustee enters into possession of any property pursuant to any provision of any instrument or document, the Trustee shall use due diligence in preserving that property. The Trustee shall not be bound to ascertain or inquire as to the observance or performance of any covenants, agreements, or obligations on the part of the Issuer or the Borrower under the Agreement except as set forth herein; but the Trustee may require of the Issuer or the Borrower full information and advice as to the observance or performance of those covenants, agreements and obligations. Except as otherwise provided in Section 7.04 hereof, the Trustee shall have no obligation to observe or perform any of the duties of the Issuer under the Agreement.

        (c) The Trustee shall not be accountable for the application by the Borrower or any other Person of the proceeds of any Bonds authenticated or delivered hereunder.

        (d) The Trustee shall be protected, in the absence of bad faith on its part, in acting upon any notice, request, consent, certificate, order, affidavit, letter, telegram, or other paper or document reasonably believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons. Any action taken by the Trustee pursuant to this Indenture upon the request or authority or consent of any Person who is the Holder of any Bonds at the time of making the request or giving the authority or consent, shall be conclusive and binding upon all future Holders of the same Bond and of Bonds issued in exchange therefor or in place thereof.

        (e) As to the existence or nonexistence of any fact for which the Issuer, the Borrower or the Bank may be responsible or as to the sufficiency or validity of any instrument, document, report, paper or proceeding, the Trustee, in the absence of bad faith on its part, shall be entitled to rely upon a certificate signed on behalf of the Issuer, the Bank or the Borrower by an authorized officer or representative thereof as sufficient evidence of the facts recited therein. Prior to the occurrence of a default or Event of Default hereunder of which the Trustee has been notified, as provided in paragraph (f) of this Section, or of which by that paragraph the Trustee is deemed to have notice, the Trustee may accept a similar certificate to the effect that any particular dealing, transaction or action is necessary or expedient; provided, that the Trustee in its discretion may require and obtain any further evidence which it deems to be necessary or advisable; and, provided further, that the Trustee shall not be bound to secure any further evidence. The Trustee may accept a certificate of the officer, or an assistant thereto, having charge of the appropriate records, to the effect that legislation has been enacted or adopted by the Issuer in the form recited in that certificate, as conclusive evidence that the legislation has been duly enacted or adopted and is in full force and effect.

        (f) The Trustee shall not be required to take notice, and shall not be deemed to have notice, of any default or Event of Default hereunder, except Events of Default described in paragraphs (a), (b), (c) and (g) of Section 7.01 hereof, unless the Trustee shall be notified specifically of the default or Event of Default in a written instrument or document delivered to it by the Issuer, the Bank, or by the Holders of at least ten percent (10%) of the aggregate principal amount of the Bonds then outstanding. In the absence of delivery of a notice satisfying those requirements, the Trustee may assume conclusively that there is no default or Event of Default, except as noted above.

        (g) At any reasonable time, the Trustee and its duly authorized agents, attorneys, experts, engineers, accountants and representatives (i) may inspect and copy fully all books, papers and records of the Issuer pertaining to the Project, the Letter of Credit and the Bonds, and (ii) may take any memoranda from and in regard thereto as the Trustee may desire.

        (h) The Trustee shall not be required to give any bond or surety with respect to the execution of these trusts and powers or otherwise in respect of the premises.

        (i) Notwithstanding anything contained elsewhere in this Indenture, the Trustee may demand any showings, certificates, reports, opinions, appraisals and other information, and any corporate or partnership action and evidence thereof, in addition to that required by the terms hereof, as a condition to the authentication of any Bonds or the taking of any action whatsoever within the purview of this Indenture, if the Trustee deems it to be desirable for the purpose of establishing the right of the Issuer to the authentication of any Bonds or the right of any Person to the taking of any other action by the Trustee; provided, that the Trustee shall not be required to make that demand.

        (j) Before taking action hereunder pursuant to Section 6.04 or Article VII hereof (with the exception of any action required to be taken under Sections
7.02 or 7.03 hereof and except with respect to drawings made under the Letter of Credit), the Trustee may require that a satisfactory indemnity bond be furnished to it for the reimbursement of all expenses which it may incur and to protect it against all liability by reason of any action so taken, except liability which is adjudicated to have resulted from its negligence or willful misconduct. The Trustee may take action without that indemnity, and in that case, the Borrower shall reimburse the Trustee for all of the Trustee's expenses pursuant to
Section 6.03 hereof.

        (k) Unless otherwise provided herein, all moneys received by the Trustee under this Indenture shall be held in trust for the purpose for which those moneys were received, until those moneys are used, applied or invested as provided herein; provided, that those moneys need not be segregated from other moneys, except to the extent required by this Indenture or by law. The Trustee shall not have any liability for interest on any moneys received hereunder, except to the extent expressly provided herein.

        (l) Any legislation enacted or adopted by the Issuer, and any opinions, certificates and other instruments and documents for which provision is made in this Indenture, may be accepted by the Trustee, in the absence of bad faith on its part, as conclusive evidence of the facts and conclusions stated therein and shall be full warrant, protection and authority to the Trustee for its actions taken hereunder.

        (m) The Trustee shall be entitled conclusively to rely upon the determination of the interest rates made and delivered to the Trustee by the Remarketing Agent.

        Section 6.03. FEES, CHARGES AND EXPENSES OF TRUSTEE, REGISTRAR, PAYING AGENT AND AUTHENTICATING AGENTS. The Trustee, the Registrar and any Paying Agent or Authenticating Agent shall be entitled to payment or reimbursement by the Borrower, as provided in the Agreement, for reasonable fees for their respective Ordinary Services rendered hereunder and for all advances, counsel fees and other Ordinary Expenses reasonably and necessarily paid or incurred by them in connection with the provision of Ordinary Services. For purposes hereof, fees for Ordinary Services provided for by their respective standard fee schedules shall be considered reasonable. In the event that it should become necessary for any of them to perform Extraordinary Services, they shall be entitled to reasonable extra compensation therefor and to reimbursement for reasonable and necessary Extraordinary Expenses incurred in connection therewith.

        Without creating a default or an Event of Default hereunder, however, the Borrower may contest in good faith the necessity for any Extraordinary Service and Extraordinary Expense and the reasonableness of any fee, charge or expense.

        The Trustee, the Registrar and any Paying Agent or Authenticating Agent shall not be entitled to compensation or reimbursement for Extraordinary Services or Extraordinary Expenses occasioned by their neglect or willful misconduct. The payment to which the Trustee, the Registrar and any Paying Agent and Authenticating Agent are entitled hereunder shall be made only from (i) the Additional Payments made by the Borrower pursuant to the Agreement, or (ii) from other moneys available therefor. Any amounts payable to the Trustee, the Registrar or any Paying Agent or Authenticating Agent pursuant to this Section
6.03 shall be payable upon demand and shall bear interest from the date of demand therefor at the Interest Rate for Advances.

        When the Trustee incurs reasonable expenses or renders services after the occurrence of an Act of Bankruptcy with respect to the Issuer or the Company, the expenses and the compensation for the services are intended to constitute expenses of administration under any federal or state bankruptcy, insolvency, arrangement, moratorium, reorganization or other debtor relief law.

        Section 6.04. INTERVENTION BY TRUSTEE. The Trustee may intervene on behalf of the Holders, and shall intervene if requested to do so in writing by the Holders of at least twenty-five percent (25%) of the aggregate principal amount of Bonds then outstanding, in any judicial proceeding to which the Issuer, the Bank or the Borrower is a party and which in the opinion of the Trustee and its counsel has a substantial bearing on the interests of Holders of the Bonds. The rights and obligations of the Trustee under this Section are subject to the approval of that intervention by a court of competent jurisdiction. The Trustee may require that a satisfactory indemnity bond be provided to it in accordance with Sections 6.01 and 6.02 hereof before it takes action under this Section.

         Section 6.05. SUCCESSOR TRUSTEE. Anything herein to the contrary notwithstanding,

         (a) any corporation or association (i) into which the Trustee may be converted or merged, (ii) with which the Trustee or any successor to it may be consolidated or (iii) to which it may sell or transfer its assets and trust business as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, merger, consolidation, sale or transfer, IPSO FACTO, shall be and become successor Trustee hereunder and shall be vested with all of the title to the whole property or trust estate hereunder; and

        (b) that corporation or association shall be vested further, as was its predecessor, with each and every trust, property, remedy, power, right, duty, obligation, discretion, privilege, claim, demand, cause of action, immunity, estate, title, interest and lien expressed or intended by this Indenture to be exercised by, vested in or conveyed to the Trustee, without the execution or filing of any instrument or document or any further act on the part of any of the parties hereto.

Any successor Trustee, however, shall be a trust company or a commercial bank having the powers of a trust company, authorized to exercise trust powers in the State, and shall have a reported capital and surplus of not less than $50,000,000.

        Section 6.06. APPOINTMENT OF CO-TRUSTEE. It is the purpose of this Indenture that there shall be no violation of any law of any jurisdiction (including without limitation, the laws of the State) denying or restricting the right of banks or trust companies to transact business as trustees in that jurisdiction. It is recognized that, (a) if there is litigation under this Indenture or other instruments or documents relating to the Bonds and the Project, and in particular, in case of the enforcement hereof or thereof upon a default or an Event of Default, or (b) if the Trustee should deem that, by reason of any present or future law of any jurisdiction, it may not (i) exercise any of the powers, rights or remedies granted herein to the Trustee, (ii) hold title to the properties, in trust, as granted herein, or (iii) take any action which may be desirable or necessary in connection therewith, it may be necessary that the Trustee appoint an individual or additional institution as a co-Trustee. The following provisions of this Section are adopted to these ends.

        In the event that the Trustee appoints an individual or additional institution as a co-Trustee, each and every trust, property, remedy, power, right, duty, obligation, discretion, privilege, claim, demand, cause of action, immunity, estate, title, interest and lien expressed or intended by this Indenture to be exercised by, vested in or conveyed to the Trustee shall be exercisable by, vest in and be conveyed to that co-Trustee, but only to the extent necessary for it to be so vested and conveyed and to enable that co-Trustee to exercise it. Every covenant, agreement and obligation necessary to the exercise thereof by that co-Trustee shall run to and be enforceable by it.

        Should any instrument or document in writing from the Issuer reasonably be required by the co-Trustee so appointed by the Trustee for vesting and conveying more fully and certainly in and to that co-Trustee those trusts, properties, remedies, powers, rights, duties, obligations, discretions, privileges, claims, demands, causes of action, immunities, estates, titles, interests and liens, that instrument or document shall be executed, acknowledged and delivered, but not prepared, by the Issuer. In case any co-Trustee or a successor to it shall die, become incapable of acting, resign or be removed, all of the trusts, properties, remedies, powers, rights, duties, obligations, discretions, privileges, claims, demands, causes of action, immunities, estates, titles, interests and liens of the co- Trustee shall be exercised by, vest in and be conveyed to the Trustee, to the extent permitted by law, until the appointment of a successor to the co-Trustee.

        Section 6.07. RESIGNATION BY THE TRUSTEE. The Trustee may resign at any time from the trusts created hereby by giving written notice of the resignation to the Issuer, the Borrower, the Bank, the Remarketing Agent, the Registrar, any Paying Agent and any Authenticating Agent and the Placement Agent of the Bonds then outstanding and by mailing written notice of the resignation to the Holders as their names and addresses appear on the Register at the close of business fifteen (15) days prior to the mailing. The resignation shall take effect upon the appointment of a successor Trustee.

        Section 6.08. REMOVAL OF THE TRUSTEE. The Trustee may be removed at any time by an instrument or document or concurrent instruments or documents in writing delivered to the Trustee, with copies thereof mailed to the Issuer, the Registrar, the Bank, the Remarketing Agent, any Paying Agent, any Authenticating Agent and the Borrower, and signed by or on behalf of the Holders of at least a majority in aggregate principal amount of the Bonds then outstanding.

        The Trustee also may be removed at any time for any breach of trust or for acting or proceeding in violation of, or for failing to act or proceed in accordance with, any provision of this Indenture with respect to the duties and obligations of the Trustee by any court of competent jurisdiction upon the application of the Issuer, the Bank or the Holders of not less than twenty percent (20%) in aggregate principal amount of the Bonds then outstanding under this Indenture.

        Any removal of the Trustee shall take effect upon the appointment of a successor Trustee.

        Section 6.09. APPOINTMENT OF SUCCESSOR TRUSTEE. If (a) the Trustee shall resign, shall be removed, shall be dissolved, or shall become otherwise incapable of acting hereunder, (b) the Trustee shall be taken under the control of any public officer or officers, or (c) a receiver shall be appointed for the Trustee by a court, then a successor Trustee shall be appointed by the Issuer, with the written consent of the Borrower; provided, that if a successor Trustee is not so appointed within ten (10) days after (i) a notice of resignation or an instrument or document of removal is received by the Issuer, as provided in
Section 6.07 and 6.08 hereof, respectively, or

(ii) the Trustee is dissolved, taken under control, becomes otherwise incapable of acting or a receiver is appointed, in each case, as provided above, then, so long as the Issuer shall not have appointed a successor Trustee, the Holders of at least a majority in aggregate principal amount of Bonds then outstanding may designate a successor Trustee by an instrument or document or concurrent instrument or documents in writing signed by or on behalf of those Holders. If no appointment of a successor Trustee shall be made pursuant to the foregoing provisions of this Section, the Holder of any Bond outstanding hereunder, the Bank or any retiring Trustee may apply to any court of competent jurisdiction to appoint a successor Trustee. Such court may thereupon, after such notice, if any, as such court may deem proper and prescribe, appoint a successor Trustee.

        Every successor Trustee appointed pursuant to this Section shall be a trust company or a bank having the powers of a trust company and shall have a reported capital and surplus of not less than $50,000,000 and shall be willing to accept the trusteeship under the terms and conditions of this Indenture.

        Every successor Trustee appointed hereunder shall execute and acknowledge, and shall deliver to its predecessor, the Issuer, the Bank, the Remarketing Agent and the Borrower, an instrument or document in writing accepting the appointment. Thereupon, without any further act, the successor shall become vested with all of the trusts, properties, remedies, powers, rights, duties, obligations, discretions, privileges, claims, demands, causes of action, immunities, estates, titles, interests and liens of its predecessor. Upon the written request of its successor, the Issuer, the Bank or the Borrower, the predecessor Trustee (a) shall execute and deliver an instrument or document transferring to its successor all of the trusts, properties, remedies, powers, rights, duties, obligations, discretions, privileges, claims, demands, causes of action, immunities, estates, titles, interests and liens of the predecessor Trustee hereunder, and (b) shall take any other action necessary to duly assign, transfer and deliver to its successor all property (including without limitation, all securities and moneys and after first deducting any fees and expenses owed to the Trustee) held by it as Trustee. Should any instrument or document in writing from the Issuer be requested by any successor Trustee for vesting and conveying more fully and certainly in and to that successor the trusts, properties, remedies, powers, rights, duties, obligations, discretions, privileges, claims, demands, causes of action, immunities, estates, titles, interests and liens vested or conveyed or intended to be vested or conveyed hereby in or to the predecessor Trustee, the Issuer shall execute, acknowledge and deliver that instrument or document.

        In the event of a change in the Trustee, the predecessor Trustee shall cease to be custodian of any moneys which it may hold pursuant to this Indenture and shall cease to be Registrar, Authenticating Agent and a Paying Agent for any of the Bonds, to the extent it served in any of those capacities. The successor Trustee shall become custodian and, if applicable, Registrar, Authenticating Agent and a Paying Agent.

        Section 6.10. ADOPTION OF AUTHENTICATION. In case any of the Bonds shall have been authenticated, but shall not have been delivered, any successor Trustee, Registrar or Authenticating Agent may adopt the certificate of authentication of any predecessor Trustee,

Registrar or Authenticating Agent and may deliver those Bonds so authenticated as provided herein. In case any Bonds shall not have been authenticated, any successor Trustee, Registrar or Authenticating Agent may authenticate those Bonds either in the name of any predecessor or in its own name. In all cases, the certificate of authentication shall have the same force and effect as provided in the Bonds or in this Indenture with respect to the certificate of authentication of the predecessor Trustee, Registrar or Authenticating Agent.

        Section 6.11.  REGISTRARS.

        (a) SUCCESSION. Anything herein to the contrary notwithstanding, any corporation or association (i) into which a Registrar may be converted or merged, (ii) with which a Registrar or any successor to it may be consolidated, or (iii) to which it may sell or transfer its assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, merger, consolidation, sale or transfer, IPSO FACTO, shall be and become successor Registrar to that Registrar hereunder and shall be vested with each and every power, right, duty, obligation, discretion and privilege expressed or intended by this Indenture to be exercised by or vested in the predecessor Registrar, without the execution or filing of any instrument or document or any further act on the part of any of the parties hereto.

        (b) RESIGNATION. A Registrar may resign at any time by giving written notice of its resignation to the Issuer, the Borrower, the Trustee, the Bank, the Remarketing Agent, and to each Paying Agent and Authenticating Agent for those series of Bonds for which it is Registrar, at least sixty (60) days before the resignation is to take effect. The resignation shall take effect immediately, however, upon the appointment of a successor Registrar, if the successor Registrar is appointed and accepts that appointment before the time stated in the notice.

        (c) REMOVAL. The Registrar may be removed at any time by the Trustee or by an instrument or document or concurrent instruments or documents in writing delivered to the Registrar, with copies thereof mailed to the Issuer, the Trustee, the Bank, the Remarketing Agent, and the Borrower, and signed by or on behalf of the Holders of at least a majority in aggregate principal amount of the Bonds then outstanding for which it is Registrar.

        (d) APPOINTMENT OF SUCCESSORS. If (i) a Registrar shall resign, shall be removed, shall be dissolved, or shall become otherwise incapable of acting hereunder, (ii) a Registrar shall be taken under the control of any public officer or officers, (iii) a receiver shall be appointed for a Registrar by a court, or (iv) a Registrar shall have an order for relief entered in any case commenced by or against it under the federal bankruptcy laws or commence a proceeding under any federal or state bankruptcy, insolvency, reorganization or similar law, or have such a proceeding commenced against it and either have an order of insolvency or reorganization entered against it or have the proceeding remain undismissed and unstayed for ninety (90) days, then a successor Registrar shall be appointed by the Executive with the written consent of the Borrower and the Trustee; provided, that if a successor Registrar is not so appointed within ten (10) days after (a) a notice of resignation or an instrument or document of removal is received by the Issuer, as provided above, or (b) the Registrar is dissolved, taken under control, becomes incapable of acting or a receiver is appointed, in each case, as provided above, then, if the Executive shall not have appointed a successor Registrar, the Trustee or the Holders of at least a majority in aggregate principal amount of the Bonds then outstanding for which it is Registrar may designate a successor Registrar by an instrument or document or concurrent instruments or documents in writing signed by the Trustee, or in the case of the Holders, by or on behalf of those Holders.

        Every successor Registrar appointed hereunder shall execute and acknowledge and shall deliver to its predecessor, the Issuer, the Bank, the Trustee, the Remarketing Agent, any Authenticating Agents, any Paying Agents and the Borrower, an instrument or document in writing accepting the appointment. Thereupon, without any further act, the successor shall become vested with all of the properties, remedies, powers, rights, duties, obligations, discretions, privileges, claims, demands, causes of action, immunities, titles and interests of its predecessor. Upon the written request of its successor, the Issuer, the Bank or the Borrower, a predecessor Registrar (i) shall execute and deliver an instrument or document transferring to its successor all of the properties, remedies, powers, rights, duties, obligations, provisions, privileges, claims, demands, causes of action, immunities, titles and interests of it as predecessor Registrar hereunder, and (ii) shall take any other action necessary to duly assign, transfer and deliver to its successor all property and records (including without limitation, the Register and any canceled Bonds) held by it as Registrar. Should any instrument or document in writing from the Issuer be requested by any successor Registrar for vesting and conveying more fully and certainly in and to that successor the properties, remedies, powers, rights, duties, obligations, discretions, privileges, claims, demands, causes of action, immunities, titles and interests vested or conveyed or intended to be vested or conveyed hereby in or to a predecessor Registrar, the Issuer shall execute, acknowledge and deliver that instrument or document.

        The Trustee shall pay to any Registrar from time to time reasonable compensation as authorized in Section 6.03 hereof for its services, and the Trustee shall be entitled to be reimbursed for such payments, subject to Section
6.03 hereof.

        The provisions of Section 3.05 and Subsection 6.02(d) hereof shall be applicable to any Registrar.

        Section 6.12. DESIGNATION AND SUCCESSION OF PAYING AGENTS. The Trustee shall be a Paying Agent for the Bonds, and, with the consent of the Issuer, the Trustee may appoint an additional Paying Agent or Agents with power to act on its behalf and subject to its direction in the payment of Bond Service Charges on the Bonds. It is the responsibility of the Trustee to establish the duties and responsibilities of any Paying Agent for the purposes of this Indenture, to the extent not specified herein.

        Any corporation or association with or into which any Paying Agent may be merged or converted or with which it may be consolidated, or any corporation or association resulting from any merger, consolidation or conversion to which any Paying Agent shall be a party, or any corporation or association succeeding to the trust business of any Paying Agent, shall be the successor of that Paying Agent hereunder, if that successor corporation or association is otherwise eligible hereunder, without the execution or filing of any paper or any further act on the part of the parties hereto or the Paying Agent or that successor corporation or association.

        Any Paying Agent may at any time resign by giving written notice of resignation to the Trustee, to the Registrar, to the Bank and to the Borrower. The Trustee may at any time terminate the agency of any Paying Agent by giving written notice of termination to such Paying Agent, to the Registrar, to the Bank and to the Borrower. Upon receiving such a notice of resignation or upon such termination, or in case at any time any Paying Agent shall cease to be eligible under this Section, the Trustee may appoint a successor Paying Agent. The Trustee shall give written notice of appointment of a successor Paying Agent to the Borrower, the Issuer, the Bank and the Registrar and shall mail, within ten (10) days after that appointment, notice thereof to the Holders of such Bonds for which such successor is Paying Agent as their names and addresses appear on the Register on the date of that appointment.

        The Trustee shall pay to any Paying Agent from time to time reasonable compensation as authorized in Section 6.03 hereof for its services, and the Trustee shall be entitled to be reimbursed for such payments, subject to Section
6.03 hereof.

        The provisions of Section 3.05 and 3.06 and Subsection 6.02(d) hereof shall be applicable to any Paying Agent.

        Section 6.13. DESIGNATION AND SUCCESSION OF AUTHENTICATING AGENTS. With the consent of the Issuer, the Trustee may appoint an Authenticating Agent or Agents, in addition to the Registrar, with power to act on its behalf and subject to its direction in the authentication and delivery of Bonds in connection with transfers and exchanges under Sections 3.06 and 4.02 hereof. For all purposes of this Indenture, the authentication and delivery of Bonds by an Authenticating Agent pursuant to this Section shall be deemed to be authentication and delivery of those Bonds by the Trustee.

        Any corporation or association with or into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation or association resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation or association succeeding to the trust business of any Authenticating Agent, shall be the successor of that Authenticating Agent hereunder, if that successor corporation or association is otherwise eligible hereunder, without the execution or filing of any paper or any further act on the part of the parties hereto or the Authenticating Agent or such successor corporation or association.

        Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee, to the Registrar, to the Bank, to the Issuer and to the Borrower. The Trustee may at any time terminate the agency of any Authenticating Agent, by giving written notice of termination to such Authenticating Agent, to the Issuer, to the Registrar, to the Bank and to the Borrower. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible under this Section, the Trustee may appoint a successor Authenticating Agent. The Trustee shall give written notice of appointment of a successor Authenticating Agent to the Borrower, the Issuer, the Bank and the Registrar and shall mail, within ten (10) days after that appointment, notice thereof to the Holders of such Bonds for which such successor is Authenticating Agent as their names and addresses appear on the Register on the date of that appointment.

        The Trustee shall pay to any Authenticating Agent from time to time reasonable compensation for its services, and the Trustee shall be entitled to be reimbursed for such payments, subject to Section 6.03 hereof.

        The provisions of Section 3.05 and 3.06 and Subsections 6.02(b), (c),
(d), (h) and (i) hereof shall be applicable to any Authenticating Agent.

        Section 6.14. DEALING IN BONDS. The Trustee, the Bank, a Registrar, a Paying Agent and an Authenticating Agent, their affiliates, and any directors, officers, partners, employees or agents thereof, in good faith, may become the owners of Bonds secured hereby with the same rights which it or they would have hereunder if the Trustee, the Registrar, the Bank, a Paying Agent or an Authenticating Agent did not serve in those capacities.

        Section 6.15. REPRESENTATIONS, AGREEMENTS AND COVENANTS OF TRUSTEE. The Trustee hereby represents that it is a national banking association duly organized and validly existing under the laws of the United States and duly authorized to exercise corporate trust powers in the State, and that it has an unimpaired reported capital and surplus of not less than $50,000,000. The Trustee covenants that it will take such action, if any, as is necessary to remain duly authorized to exercise corporate trust powers and that it will maintain an unimpaired reported capital and surplus of not less than $50,000,000. The Trustee accepts and agrees to observe and perform the duties and obligations of the Trustee to which reference is made in any instrument or document providing security for any of the Bonds.

        Section 6.16. [RESERVED].

        Section 6.17. CONCERNING THE REMARKETING AGENT. Banc One Capital Markets, Inc. has been appointed the Remarketing Agent to act as agent of the Issuer. Any subsequent Remarketing Agent shall be appointed by the Issuer with the approval of Borrower and the Bank and shall meet the qualifications set forth in this Section and Section 6.18 hereof. The Remarketing Agent shall designate to the Trustee its principal remarketing office and signify its acceptance of the duties and obligations imposed upon it hereunder by a written instrument of acceptance delivered to the Issuer, the Bank, the Borrower and the Trustee. In addition, the Remarketing Agent will agree particularly to:

        (a) compute the Weekly Interest Rate, the One Month Interest Rate, the Three Month Interest Rate, the Six Month Interest Rate, the One Year Interest Rate, the Five Year Interest Rate and the Fixed Interest Rate, as applicable, and give notices of such computations to the Trustee on each applicable Interest Rate Determination Date, all in accordance with this Indenture; and

        (b) keep such records relating to its computations of interest rates for the Project Bonds as shall be consistent with prudent industry practice and to make such records available for inspection by the Issuer, the Trustee, the Bank and the Borrower at all reasonable times.

        The Remarketing Agent shall be entitled to advice of legal counsel on any matter relating to the Remarketing Agent's obligations hereunder and shall be entitled to act upon the opinion of such counsel in the exercise of reasonable care in fulfilling such obligations.

        The Remarketing Agent shall be entitled to appoint additional co-Remarketing Agents to assist in the performance of the Remarketing Agent's obligations under this Indenture, and any such appointment shall be effective without any action by the Issuer, the Borrower or the Bank being necessary; provided that any such co-Remarketing Agent, shall have a capitalization of at least $5,000,000, or shall have a line of credit with a commercial bank in the amount of at least $5,000,000, shall be in conformity with all standards and requirements of the Municipal Securities Rulemaking Board and the Securities and Exchange Commission, and shall be authorized by law to perform all the duties imposed upon it by this Indenture.

        Section 6.18. QUALIFICATIONS OF REMARKETING AGENT. The Remarketing Agent shall have a capitalization of at least $5,000,000, or have a line of credit with a commercial bank in the amount of at least $5,000,000 and shall be authorized by law to perform all the duties imposed upon it by this Indenture. The Remarketing Agent may at any time resign and be discharged of the duties and obligations created by this Indenture by giving at least thirty (30) days' notice of such resignation to the Issuer, the Borrower, the Bank and the Trustee. The Remarketing Agent may be removed at any time by the Issuer, with the written consent of the Bank. To effect such removal, the Issuer shall give at least thirty (30) days' notice of such removal to the Remarketing Agent, the Borrower, the Bank and the Trustee.

        Upon any resignation of the Remarketing Agent, the departing Remarketing Agent shall pay over, assign and deliver any moneys and Project Bonds and Beneficial Ownership Interests held by it in such capacity to its successor or, if there be no successor, to the Trustee.

        In the event that the Remarketing Agent shall resign, or be removed or dissolved, or if the property or affairs of the Remarketing Agent shall be taken under the control of any state or federal court or administrative body because of bankruptcy or insolvency, or for any other reason, and the Issuer shall not have appointed a successor Remarketing Agent, the Trustee, notwithstanding the provisions of the first paragraph of this Section, shall IPSO FACTO be deemed to be the Remarketing Agent until the appointment by the Issuer of a successor Remarketing Agent; provided, however, that the Trustee shall not remarket Project Bonds or Beneficial Ownership Interest or fix the interest rate for the Project Bonds, but shall be required only to implement the purchase of Project Bonds and Beneficial Ownership Interests pursuant to a draw on the Letter of Credit as provided for in Section 5.03 hereof.

        The Trustee, within thirty (30) days of the resignation or removal of the Remarketing Agent or the appointment of a successor Remarketing Agent, shall give notice thereof by registered or certified mail to the applicable Rating Service (if the Project Bonds have been rated) and to the registered Holders of the Project Bonds.

        Section 6.19. REMARKETING OF PROJECT BONDS. No later than 3:00 p.m. local time at the principal Indiana corporate trust office of the Trustee (a) on the eighth Business Day prior to each Bond Purchase Date while the Project Bonds bear interest at the Three Month Interest Rate, the Six Month Interest Rate, the One Year Interest Rate or the Five Year Interest Rate, or (b) the sixth calendar day prior to each Bond Purchase Date or the next succeeding Business Day if such sixth day is not a Business Day while the Project Bonds bear interest at the Weekly Interest Rate, or (c) the fifth Business Day prior to each Bond Purchase Date while the Project Bonds bear interest at the One Month Interest Rate, the Trustee shall give notice to the Remarketing Agent by telephone or telecopy, confirmed on the same day in writing, which states (i) the name and address of each Holder or Beneficial Owner which has given notice of exercise of an option with respect to such Bond Purchase Date as provided in paragraph (c) of Section
2.04 hereof, and the principal amount of Project Bonds or Beneficial Ownership Interests to be tendered by such Holder or Beneficial Owner or deemed tendered by such Holder, and (ii) the aggregate principal amount of Project Bonds or Beneficial Ownership Interests which are deemed to be tendered pursuant to Sections 2.05 or 2.06 hereof. Additionally, no later than 1:00 p.m. local time at the principal Indiana corporate trust office of the Trustee on the eighth Business Day or the fifth Business Day, whichever is applicable, prior to each Bond Purchase Date upon which there is a mandatory tender of Project Bonds or Beneficial Ownership Interests pursuant to Sections 2.05 or 2.06 hereof, the Trustee shall give notice to the Remarketing Agent by telephone, telecopy or in writing, which states the aggregate principal amount of Project Bonds with respect to which the Trustee has not received an election to retain pursuant to Sections 2.05 or 2.06 hereof.

        Based upon such notices from the Trustee, the Remarketing Agent shall use its best efforts to sell all Project Bonds or Beneficial Ownership Interests, as applicable, tendered pursuant to Sections 2.04, 2.05 and 2.06 hereof for settlement on the applicable Bond Purchase Date; provided, however, that in no event shall Bonds or Beneficial Ownership Interests be remarketed by the Remarketing Agent to the Borrower, the Issuer, or any guarantor of the Bonds (excluding the Bank) or to any person who is an "insider" of the Borrower, the Issuer or any such guarantor within the meaning of the United States Bankruptcy Code. Except as hereinafter provided, any such sale shall be at such rate of discount or premium as, in the judgment of the Remarketing Agent, having due regard to prevailing financial market conditions, shall be necessary.

        The Remarketing Agent shall have the right to remarket any Project Bonds or Beneficial Ownership Interests (or portion thereof) tendered pursuant to Sections 2.04, 2.05 or 2.06 hereof; provided, however, that no such Bond or Beneficial Ownership Interest shall be remarketed at a price less than 100% of the principal amount thereof plus accrued interest (if any) without the prior written consent of the Borrower and the Bank. The Remarketing Agent shall have the right to purchase any Project Bond and Beneficial Ownership Interest tendered or deemed tendered pursuant to Sections 2.04, 2.05 or 2.06 hereof at 100% of the principal amount thereof, and to thereafter sell such Project Bond or Beneficial Ownership Interest. Any such purchase shall constitute a remarketing hereunder.

        No later than 10:00 a.m. according to the local time at the principal office of the Bank on each Bond Purchase Date, the Remarketing Agent shall pay to the Trustee, in immediately available funds, the proceeds theretofore received by the Remarketing Agent from the remarketing of Project Bonds and Beneficial Ownership Interests tendered for purchase on such Bond Purchase Date; provided, that the Remarketing Agent may use its best efforts to cause the purchasers of the remarketed Project Bonds and the Beneficial Ownership Interest to pay the purchase price plus accrued interest (if any) to the Trustee in immediately available funds. The proceeds from the remarketing of the Project Bonds and Beneficial Ownership Interests shall be segregated from any funds of the Borrower or the Issuer and shall in no case be considered to be or be assets of the Borrower or the Issuer.

        There shall be deposited in the Remarketing Reimbursement Fund, on each Bond Purchase Date, the remarketing proceeds received by the Trustee pursuant to this Section plus, if necessary, any moneys from a draw on the Letter of Credit to be used to pay the purchase price of tendered Project Bonds and Beneficial Ownership Interests. The Trustee shall use the amounts deposited in the Remarketing Reimbursement Fund to pay the purchase price of tendered Project Bonds and Beneficial Ownership Interests. If the Trustee fails to receive moneys pursuant to a draw properly made on the Letter of Credit to pay the purchase price of tendered Project Bonds or Beneficial Ownership Interests, (a) any amount paid by the Bank on such draw shall be deposited in the Bond Fund and (b) pursuant to Section 7.03 hereof, the Trustee shall declare the Bonds to be due and payable.

         Section 6.20. DELIVERY OF PURCHASED PROJECT BONDS AND REMARKETING OF PLEDGED BONDS. On or before the Business Day next preceding each Bond Purchase Date, the Remarketing Agent, by telephonic advice, shall notify the Trustee and the Bank of (a) the principal amount of Project Bonds or Beneficial Ownership Interests to be sold by the Remarketing Agent pursuant to Section 6.19 hereof and the purchase price, names, addresses and social security numbers or other tax identification numbers of the proposed purchasers thereof and (b) the principal amount of Project Bonds or Beneficial Ownership Interests tendered for purchase on such Bond Purchase Date which will not be sold by the Remarketing Agent pursuant to Section 6.19 hereof. Such telephonic advice shall be confirmed by written notice delivered or mailed on the same date as the telephonic advice.

        Project Bonds and Beneficial Ownership Interests purchased by the Trustee on a Bond Purchase Date shall be delivered as follows:

        (a) Project Bonds sold by the Remarketing Agent pursuant to Section 6.19 hereof shall be delivered to the purchasers thereof. With respect to Beneficial Ownership Interests sold by the Remarketing Agent pursuant to Section 6.19 hereof, the Remarketing Agent and the Trustee shall take such actions as may be necessary to reflect the transfer of such Beneficial Ownership Interests to the purchasers thereof in the book entry system maintained by the Depository.

        (b) Project Bonds and Beneficial Ownership Interests not sold by the Remarketing

Agent pursuant to Section 6.19 hereof shall be held as Pledged Bonds, by the Trustee, as agent for the Bank (provided that if the Project Bonds are then held in book entry form, the interest of the Trustee in the Pledged Bonds, as agent for the Bank, shall be recorded through the Depository and no physical delivery of the Pledged Bonds shall be required), subject to any instructions from the Bank to deliver the Pledged Bonds to the Bank (or to record evidence of the Bank's book entry interest therein) and to the pledge in favor of the Bank created pursuant to the provisions of the Credit Agreement. Any Pledged Bonds held by the Trustee shall not be released or transferred except to the Bank or to the Remarketing Agent at the written direction of the Bank as provided in the last paragraph of this Section.

        Project Bonds or Beneficial Ownership Interests (other than Pledged Bonds) delivered as provided in this Section shall be registered (or recorded through the Depository) in the manner directed by the recipient thereof. Pledged Bonds shall be registered (or recorded through the Depository) in the name of the Bank or its designee, as requested by the Bank.

        The Remarketing Agent shall use its best efforts to remarket Pledged Bonds, provided, however, that the Remarketing Agent shall not remarket Pledged Bonds tendered as a result of a mandatory tender pursuant to Section 2.07 hereof prior to receiving written notice from the Trustee that the Letter of Credit or any Alternate Letter of Credit has been replaced with an Alternate Letter of Credit which satisfies the requirements of Section 5.09 hereof. Upon the remarketing of the Pledged Bonds, the Remarketing Agent shall notify the Bank, the Trustee and the Borrower of such remarketing, the name, address and social security or other tax identification number of the purchaser, and the date (the "Placement Date") that the purchaser shall deliver the purchase price to the Trustee or the Remarketing Agent by 11:00 a.m. local time at the principal office of the Trustee. The Placement Date shall be at least two Business Days after the date the notice of the purchase is given by the Remarketing Agent.

        No later than 11:00 a.m. according to the local time at the principal office of the Trustee on each Placement Date, the Remarketing Agent shall pay to the Trustee, in immediately available funds, the proceeds theretofore received by the Remarketing Agent from the remarketing of Pledged Bonds on such Placement Date; provided, that the Remarketing Agent may use its best efforts to cause the purchasers of the remarketed Pledged Bonds to pay the purchase price plus accrued interest (if any) to the Trustee in immediately available funds. The proceeds from the remarketing of the Pledged Bonds shall be segregated from any funds of the Borrower or the Issuer and shall in no case be considered to be or be assets of the Borrower or the Issuer. The Trustee shall deposit such funds in the Remarketing Reimbursement Fund and shall pay the Bank such funds by wire transfer on the Placement Date. The Bank shall deliver any Pledged Bonds held by the Bank (or evidence of book entry interests in such Pledged Bonds) which have been so remarketed to the Trustee against payment on the Placement Date. With respect to any Pledged Bonds not so held by the Bank, the Bank shall direct the Trustee to release such Pledged Bonds which have been so remarketed to the Remarketing Agent against payment therefor on the Placement Date. On the Placement Date, the Trustee shall authenticate and deliver, if applicable, new Bonds in replacement of the remarketed Pledged Bonds to the purchasers thereof.

                                END OF ARTICLE VI

                                  ARTICLE VII.
                                  ------------

             DEFAULT PROVISIONS AND REMEDIES OF TRUSTEE AND HOLDERS
             ------------------------------------------------------

        Section 7.01. DEFAULTS; EVENTS OF DEFAULT. The occurrence of any of the following events is defined as and declared to be and to constitute an Event of Default hereunder:

        (a) Failure to pay when due any interest on any Bond;

        (b) Payment of the principal of or any premium on any Bond shall not be made when and as that principal or premium shall become due and payable, whether at stated maturity, by redemption, pursuant to any mandatory sinking fund requirements, by acceleration or otherwise;

        (c) Failure to pay on a Bond Purchase Date or Mandatory Bond Purchase Date amounts due to the Holder of any Project Bonds or the Beneficial Owner of any Beneficial Ownership Interests tendered or deemed tendered to the Trustee pursuant to Section 2.04, 2.05, 2.06 or 2.07 hereof;

        (d) Failure by the Issuer to observe or perform any other covenant, agreement or obligation on its part to be observed or performed contained in this Indenture or in the Bonds, which failure shall have continued for a period of 30 days after written notice, either by registered or certified mail, to the Issuer, the Bank and the Borrower specifying the failure and requiring that it be remedied, which notice may be given by the Trustee in its discretion and shall be given by the Trustee at the written request of the Bank or the Holders of not less than 25 percent in aggregate principal amount of Bonds then outstanding;

        (e) The occurrence and continuation of an Event of Default as defined in
Section 7.1 of the Agreement;

        (f) Receipt by the Trustee of a written notice from the Bank that an Event of Default has occurred and is continuing under the Credit Agreement and directing the Trustee to accelerate the maturity of the Project Bonds;

        (g) Failure of the Bank to honor any drawing properly made in accordance with the terms of the Letter of Credit;

        (h) The Bank shall: (i) commence a proceeding under any Federal or state insolvency, reorganization or similar law, or have such a proceeding commenced against it and either have an order of insolvency or reorganization entered against it or have the proceeding remain undismissed and unstayed for 90 days; or (ii) have a receiver, conservator, liquidator or trustee appointed for it or for the whole or any substantial part of its property; and

        (i) Receipt by the Trustee of written notice from the Bank by the fifth Business Day following the honoring of an interest drawing on the Letter of Credit that the amount available to be drawn by the Trustee under the Letter of Credit has not been reinstated to an amount not less than 100% of the outstanding principal of, plus 45 days' interest on the Project Bonds (or 195 days' interest on the Project Bonds if the Interest Rate Mode on the Project Bonds is six months or longer) computed at the Maximum Rate.

        The term "default" or "failure" as used in this Article means (a) a default or failure by the Issuer in the observance or performance of any of the covenants, agreements or obligations on its part to be observed or performed contained in this Indenture or in the Bonds, or (b) a default or failure by the Borrower under the Agreement, in either case, exclusive of any period of grace or notice required to constitute a default or failure an Event of Default, as provided above or in the Agreement.

        The provisions of paragraph (h) above are subject to the conditions that
(l) none of the acts or circumstances specified therein shall constitute an Event of Default if the Borrower, within sixty (60) days thereafter, provides an Alternate Letter of Credit meeting the requirements of Section 5.09 hereof and the Trustee shall have complied with the requirements of clause (iii) in the last paragraph of Section 5.09 hereof) and (2) the declaration of an Event of Default due to any of the acts or circumstances specified therein, and the exercise of remedies upon any such declaration, shall be subject to any applicable limitations of bankruptcy, insolvency or receivership laws applicable to the Bank affecting or precluding such declaration or exercise during the pendency of or immediately following any bankruptcy, insolvency, receivership, liquidation or reorganization proceedings.

        Section 7.02. NOTICE OF DEFAULT. If an Event of Default shall occur, within five (5) days of obtaining knowledge of such Event of Default, the Trustee shall give written notice of the Event of Default, by registered or certified mail, to the Issuer, the Borrower, the Bank, the Registrar, any Paying Agent and Authenticating Agent and the Remarketing Agent for the Bonds.

        Section 7.03. ACCELERATION. Upon the occurrence of an Event of Default as specified in paragraphs (a), (b), (c), (f), (g), or (i) of Section 7.01 hereof, the Trustee shall declare, by a notice in writing delivered to the Issuer and the Borrower, the principal of all Bonds then outstanding (if not then due and payable), together with interest accrued thereon, to be due and payable immediately. Upon the occurrence of any other Event of Default (except an Event of Default as specified in paragraph (h) of Section 7.01 hereof), the Trustee shall, upon the written direction of the Bank, declare by a notice in writing delivered to the Issuer and the Borrower the principal of all Bonds then outstanding (if not then due and payable), together with interest accrued thereon, to be due and payable immediately. Upon the occurrence of an Event of Default described in paragraph (h) of Section 7.01 hereof, if there is not then existing an Event of Default described in paragraphs (a), (b), (c), (f), (g) or
(i) of Section 7.01 hereof, then the Trustee, without the consent of the Bank, may, and upon the written request of the Holders of not less than 25% in aggregate principal amount of Bonds then outstanding shall, declare the principal of all Bonds then outstanding, together with the interest accrued thereon, to be due and payable immediately.

        Any such declaration shall be by notice in writing to the Issuer, the Holders , the Bank, the Remarketing Agent and the Borrower, and, upon said declaration, principal and interest on all Bonds shall become and be immediately due and payable. The Trustee immediately upon such declaration shall give notice thereof in the same manner as provided in Section 4.04 hereof with respect to the redemption of the Bonds. Such notice shall specify the date on which payment of principal and interest shall be tendered to the Holders of the Bonds. Interest shall accrue to the payment date determined by the Trustee (which date shall be within the period for which principal and interest on the Bonds is covered by the amounts available under the Letter of Credit) pursuant to such declaration or the actual payment date, if later. Upon any declaration of acceleration hereunder, the Trustee shall immediately exercise such rights as it may have under the Agreement and the Notes to declare all payments thereunder to be immediately due and payable and, pursuant to paragraph (b) in Section 5.03 hereof, shall draw upon the Letter of Credit to the full extent permitted by the terms thereof.

        Section 7.04. OTHER REMEDIES; RIGHTS OF HOLDERS. With or without taking action under Section 7.03 hereof, upon the occurrence and continuance of an Event of Default, the Trustee may pursue any other available remedy to enforce the payment of Bond Service Charges or the observance and performance of any other covenant, agreement or obligation under this Indenture, the Agreement, the Notes or any other instrument providing security, directly or indirectly, for the Bonds, provided that the Trustee shall not pursue any such remedy without the prior written consent of the Bank so long as no Event of Default described in Section 7.01(g) or (h) has occurred and is continuing.

        If, upon the occurrence and continuance of an Event of Default, the Trustee is required so to do by the Holders of at least a majority in aggregate principal amount of Bonds outstanding or by the Bank (if no Event of Default under Section 7.01(g) or (h) has occurred and is continuing), the Trustee (subject to the provisions of Sections 6.01 and 6.02 hereof and particularly subparagraph 6.01(c)(iv) and Subsection 6.02(j) of those Sections) shall exercise any rights and powers conferred by this Section and by Section 7.03 hereof. Anything in this or the next succeeding paragraph to the contrary notwithstanding, so long as no Event of Default under Section 7.01(g) or (h) hereof has occurred and is continuing, the Bank shall have the exclusive right to give any such directions to the Trustee.

        No remedy conferred upon or reserved to the Trustee (or to the Holders) by this Indenture is intended to be exclusive of any other remedy. Each remedy shall be cumulative and shall be in addition to every other remedy given hereunder or otherwise to the Trustee or to the Holders now or hereafter existing.

        No delay in exercising or omission to exercise any remedy, right or power accruing upon any default or Event of Default shall impair that remedy, right or power or shall be construed to be a waiver of any default or Event of Default or acquiescence therein. Every remedy, right and power may be exercised from time to time and as often as may be deemed to be expedient.

        No waiver of any default or Event of Default hereunder, whether by the Trustee or by the Holders, shall extend to or shall affect any subsequent default or Event of Default or shall impair any remedy, right or power consequent thereon.

        As the assignee of all right, title and interest of the Issuer in and to the Agreement (except for the Unassigned Issuer's Rights), the Trustee is empowered to enforce each remedy, right and power granted to the Issuer under the Agreement.

        Section 7.05. RIGHT OF HOLDERS TO DIRECT PROCEEDINGS. Anything to the contrary in this Indenture notwithstanding, the Holders of at least a majority in aggregate principal amount of Bonds then outstanding shall have the right at any time to direct, by an instrument or document or instruments or documents in writing executed and delivered to the Trustee, the method and place of conducting all proceedings to be taken in connection with the enforcement of the terms and conditions of this Indenture or any other proceedings hereunder; provided, that (i) any direction shall not be other than in accordance with the provisions of law and of this Indenture, (ii) the Trustee shall be indemnified as provided in Sections 6.01 and 6.02 hereof, (iii) the Trustee may take any other action which it deems to be proper and which is not inconsistent with the direction, and (iv) anything in the foregoing to the contrary notwithstanding, so long as no Event of Default under Section 7.01(g) or (h) hereof has occurred and is continuing, the Bank shall have the exclusive right to give any such directions to the Trustee.

        Section 7.06. APPLICATION OF MONEYS. All moneys received by the Trustee after acceleration of the maturity of the Bonds and derived from any drawing made upon the Letter of Credit shall be applied by the Trustee to and only to the payment of principal of or interest on the Project Bonds. Subject to the foregoing, after payment of any costs, expenses, liabilities and advances paid, incurred or made by the Trustee in the collection of moneys pursuant to any right given or action taken under the provisions of this Article or the provision of the Agreement or the Notes (including without limitation, reasonable attorneys' fees and expenses, except as limited by law or judicial order or decision entered in any action taken under this Article VII) and all fees owing to the Trustee for Ordinary or Extraordinary Services and Expenses, and all amounts owed to the Issuer pursuant to the Unassigned Issuer's Rights, all moneys received by the Trustee, shall be applied as follows, subject to any provision made pursuant to Sections 4.05, 5.06 or 5.07 hereof:

        (a) Unless the principal of all of the Bonds shall have become, or shall have been declared to be, due and payable, all of those moneys shall be deposited in the Bond Fund and shall be applied;

        First -- To the payment to the Holders entitled thereto of all installments of interest then due on the Bonds, in the order of the dates of maturity of the installments of that interest, beginning with the earliest date of maturity and if the amount available is not sufficient to pay in full any particular installment, then to the payment thereof ratably, according to the amounts due on that installment, to the Holders entitled thereto, without any discrimination or privilege, except as to any difference in the respective rates of interest specified in the Bonds; and

        Second -- To the payment to the Holders entitled thereto of the unpaid principal of any of the Bonds which shall have become due (other than Bonds previously called for redemption for the payment of which moneys are held pursuant to the provisions of this Indenture), whether pursuant to any mandatory sinking fund requirements, in the order of their due dates, beginning with the earliest due date, with interest on those Bonds from the respective dates upon which they become due at the rates specified in those Bonds, and if the amount available is not sufficient to pay in full all Bonds due on any particular date, together with that interest, then to the payment thereof ratably, according to the amounts of principal due on that date, to the Holders entitled thereto, without any discrimination or privilege, except as to any difference in the respective rates of interest specified in the Bonds.

        (b) If the principal of all of the Bonds shall have become due or shall have been declared to be due and payable pursuant to this Article, all of those moneys shall be deposited into the Bond Fund and shall be applied to the payment of the principal and interest then due and unpaid upon the Bonds, without preference or priority of principal over interest, of interest over principal, of any installment of interest over any other installment of interest, or of any Bond over any other Bond, ratably, according to the amounts due respectively for principal and interest, to the Holders entitled thereto, without any discrimination or privilege, except as to any difference in the respective rates of interest specified in the Bonds.

        (c) If the principal of all of the Bonds shall have been declared to be due and payable pursuant to this Article, and if that declaration thereafter shall have been rescinded and annulled under the provisions of Section 7.10 hereof, subject to the provisions of paragraph (b) of this Section in the event that the principal of all of the Bonds shall become due and payable later, the moneys shall be deposited in the Bond Fund and shall be applied in accordance with the provisions of Article V hereof.

        (d) Whenever moneys are to be applied pursuant to the provisions of this Section, those moneys shall be applied at such times, and from time to time, as the Trustee shall determine, having due regard to the amount of moneys available for application and the likelihood of additional moneys becoming available for application in the future. Whenever the Trustee shall direct the application of those moneys, it shall fix the date upon which the application is to be made, and upon that date, interest shall cease to accrue on the amounts of principal, if any, to be paid on that date, provided the moneys are available therefor. The Trustee shall give notice of the deposit with it of any moneys and of the fixing of that date, all consistent with the requirements of Section 3.05 hereof for the establishment of, and for giving notice with respect to, a Special Record Date for the payment of overdue interest. The Trustee shall not be required to make payment of principal of and any premium on a Bond to the Holder thereof, until the Bond shall be presented to the Trustee for appropriate endorsement or for cancellation if it is paid fully, subject to the provisions of Section 3.06 hereof.

        Section 7.07. REMEDIES VESTED IN TRUSTEE. All rights of action (including without limitation, the right to file proof of claims) under this Indenture or under any of the Bonds may be enforced by the Trustee without the possession of any of the Bonds or the production thereof in any trial or other proceeding relating thereto. Any suit or proceeding instituted by the Trustee shall be brought in its name as Trustee without the necessity of joining any Holders as plaintiffs or defendants. Any recovery of judgment shall be for the benefit of the Holders of the outstanding Bonds, subject to the provisions of this Indenture.

        Section 7.08. RIGHTS AND REMEDIES OF HOLDERS. A Holder shall not have any right to institute any suit, action or proceeding for the enforcement of this Indenture, for the execution of any trust hereof, or for the exercise of any other remedy hereunder, unless:

        (a) there has occurred and be continuing an Event of Default of which the Trustee has been notified, as provided in paragraph (f) of Section 6.02 hereof, or of which it is deemed to have notice under that paragraph,

        (b) the Holders of at least twenty-five percent (25%) in aggregate principal amount of Bonds then outstanding shall have made written request to the Trustee and shall have afforded the Trustee reasonable opportunity to proceed to exercise the remedies, rights and powers granted herein or to institute the suit, action or proceeding in its own name, and shall have offered indemnity to the Trustee as provided in Sections 6.01 and 6.02 hereof, and

        (c) the Trustee thereafter shall have failed or refused to exercise the remedies, rights and powers granted herein or to institute the suit, action or proceeding in its own name.

        At the option of the Trustee, that notification (or notice), request, opportunity and offer of indemnity are conditions precedent in every case, to the institution of any suit, action or proceeding described above. Anything in the foregoing to the contrary notwithstanding, no Holder of any Bond shall have any right to institute any suit, action or proceeding at law or in equity for the enforcement of this Indenture or for the execution of any trust hereof or for the appointment of a receiver or any other remedy hereunder unless an Event of Default under Section 7.01(g) or (h) hereof shall have occurred and be continuing.

        No one or more Holders of the Bonds shall have any right to affect, disturb or prejudice in any manner whatsoever the security or benefit of this Indenture by its or their action, or to enforce, except in the manner provided herein, any remedy, right or power hereunder. Any suit, action or proceedings shall be instituted, had and maintained in the manner provided herein for the benefit of the Holders of all Bonds then outstanding. Nothing in this Indenture shall affect or impair, however, the right of any Holder to enforce the payment of the Bond Service Charges on any Bond owned by that Holder at and after the maturity thereof, at the place, from the sources and in the manner expressed in that Bond.

        Section 7.09. TERMINATION OF PROCEEDINGS. In case the Trustee shall have proceeded to enforce any remedy, right or power under this Indenture in any suit, action or proceedings, and the suit, action or proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee, the Issuer, the Trustee, the Bank and the Holders shall be restored to their former positions and rights hereunder, respectively, and all rights, remedies and powers of the Trustee shall continue as if no suit, action or proceedings had been taken.

        Section 7.10. WAIVERS OF EVENTS OF DEFAULT. Except as hereinafter provided, at any time, in its discretion, the Trustee, but only with the express written consent of the Bank, other than in the case of an Event of Default described in Section 7.01
(a), (b), (c), (g) or (h) hereof, may waive any Event of Default hereunder and its consequences and may rescind and annul any declaration of maturity of principal of the Bonds. The Trustee shall do so upon the written request of the Bank (other than in the case of an Event of Default described in Section 7.01
(a), (b), (c), (g) or (h) hereof). Notwithstanding the foregoing, prior to waiving any Event of Default described in Section 7.01(f) or (i) hereof, the Trustee shall have received written confirmation from the Bank that the Letter of Credit has been reinstated to an amount not less than 100% of the outstanding principal of, plus 45 days interest (or 195 days interest if the Interest Rate Mode on the Project Bonds is six months or longer) on, the Project Bonds computed at the Maximum Rate.

        There shall not be so waived, however, any Event of Default described in paragraphs (a), (b), (c), (g) or (h) of Section 7.01 hereof or any declaration of acceleration in connection therewith rescinded or annulled except with the written consent of the Holders of all Bonds then outstanding and of the Bank. In the case of the waiver or rescission and annulment, or in case any suit, action or proceedings taken by the Trustee on account of any Event of Default shall have been discontinued, abandoned or determined adversely to it; the Issuer, the Trustee, the Bank and the Holders shall be restored to their former positions and rights hereunder, respectively. No waiver or rescission shall extend to any subsequent or other Event of Default or impair any right consequent thereon.


                               END OF ARTICLE VII

                                  ARTICLE VIII.
                                  -------------

                             SUPPLEMENTAL INDENTURES
                             -----------------------

        Section 8.01. SUPPLEMENTAL INDENTURES GENERALLY. The Issuer and the Trustee may enter into indentures supplemental to this Indenture, as provided in this Article and pursuant to the other provisions therefor in this Indenture.

        Section 8.02. SUPPLEMENTAL INDENTURES NOT REQUIRING CONSENT OF HOLDERS. Without the consent of, or (except as otherwise provided in Section 8.04 hereof) notice to, any of the Holders, the Issuer and the Trustee, but with the prior consent of the Bank and the Borrower, may enter into indentures supplemental to this Indenture which shall not, in the opinion of the Issuer and the Trustee, be inconsistent with the terms and provisions hereof for any one or more of the following purposes:

        (a) To cure any ambiguity, inconsistency or formal defect or omission in this Indenture;

        (b) To grant to or confer upon the Trustee for the benefit of the Holders any additional rights, remedies, powers or authority that lawfully may be granted to or conferred upon the Holders or the Trustee, but only with the Trustee's written consent;

        (c) To assign additional revenues under this Indenture;

        (d) To accept additional security and instruments and documents of further assurance with respect to the Project;

        (e) To add to the covenants, agreements and obligations of the Issuer under this Indenture, other covenants, agreements and obligations to be observed for the protection of the Holders, or to surrender or limit any right, power or authority reserved to or conferred upon the Issuer in this Indenture including, without limitation, the limitation of rights of redemption so that in certain instances Bonds of different series will be redeemed in some prescribed relationship to one another for the protection of the Holders of a particular series of Bonds;

        (f) To evidence any succession to the Issuer and the assumption by its successor of the covenants, agreements and obligations of the Issuer under this Indenture, the Agreement and the Bonds;

        (g) To permit the exchange of Bonds, at the option of the Holder or Holders thereof, for coupon Bonds of the same series payable to bearer, in an aggregate principal amount not exceeding the unmatured and unredeemed principal amount of the Predecessor Bonds, bearing interest at the same rate or rates and maturing on the same date or dates, with coupons attached representing all unpaid interest due or to become due thereon if, in the opinion of Bond Counsel selected by the Borrower and acceptable to the Trustee, that exchange would not result in the interest on any of the Bonds outstanding becoming subject to federal income taxation;

        (h) To permit the Trustee to comply with any obligations imposed upon it by law;

        (i) To specify further the duties and responsibilities of, and to define further the relationship among, the Trustee, the Registrar, the Remarketing Agent and any Authenticating Agent or Paying Agent;

        (j) To achieve compliance of this Indenture with any applicable federal securities or tax law;

        (k) To evidence the appointment of a new Remarketing Agent;

        (l) To make necessary or advisable amendments or additions in connection with the issuance of Additional Bonds in accordance with Section 2.09 hereof as do not adversely affect the Holders of outstanding Bonds;

        (m) To permit any other amendment which, in the judgment of the Trustee, is not to the prejudice of the Trustee or the Holders including, but not limited to, changes required in order to obtain or maintain a rating on any series of Bonds from a Rating Service; and

        (n) To accept a Supplemental Credit Facility as provided in Section 8.04 hereof.

        The Trustee may also accept, without the consent of or notice to any of the Holders, an Alternate Letter of Credit or any amendments to the Letter of Credit necessary to continue the effectiveness of the Letter of Credit as originally intended or which in the judgment of the Trustee are not to the prejudice of the Holders.

        The provisions of Subsections 8.02(h) and (j) hereof shall not be deemed to constitute a waiver by the Trustee, the Registrar, the Issuer or any Holder of any right which it may have in the absence of those provisions to contest the application of any change in law to this Indenture or the Bonds.

        Section 8.03. SUPPLEMENTAL INDENTURES REQUIRING CONSENT OF HOLDERS. Exclusive of Supplemental Indentures to which reference is made in Section 8.02 hereof and subject to the terms, provisions and limitations contained in this Section, and not otherwise, with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time outstanding, evidenced as provided in this Indenture, with the consent of the Borrower and the Bank, the Issuer and the Trustee may execute and deliver Supplemental Indentures adding any provisions to, changing in any manner or eliminating any of the provisions of this Indenture or any Supplemental Indenture or restricting in any manner the rights of the Holders. Nothing in this Section or Section 8.02 hereof shall permit, or be construed as permitting:

        (a) without the consent of the Holder of each Bond so affected and the Bank, (i) an extension of the maturity of the principal of or the interest on any Bond, (ii) a reduction in the principal amount of any Bond or the rate of interest or premium thereon, or (iii) a reduction in the amount or extension of the time of paying of any mandatory sinking fund requirements, or

        (b) without the consent of the Holders of all Bonds then outstanding and the Bank, (i) the creation of a privilege or priority of any Bond or Bonds over any other Bond or Bonds, or (ii) a reduction in the aggregate principal amount of the Bonds required for consent to a Supplemental Indenture.

        If the Issuer shall request that the Trustee execute and deliver any Supplemental Indenture for any of the purposes of this Section, upon (a) being satisfactorily indemnified with respect to its expenses in connection therewith, and (b) receipt of the Borrower's and Bank's consent to the proposed execution and delivery of the Supplemental Indenture, the Trustee shall cause notice of the proposed execution and delivery of the Supplemental Indenture to be mailed by first class mail, postage prepaid, to all Holders of Bonds then outstanding at their addresses as they appear on the Register at the close of business on the fifteenth day preceding that mailing.

        The Trustee shall not be subject to any liability to any Holder by reason of the Trustee's failure to mail, or the failure of any Holder to receive, the notice required by this Section. Any failure of that nature shall not affect the validity of the Supplemental Indenture when there has been consent thereto as provided in this Section. The notice shall set forth briefly the nature of the proposed Supplemental Indenture and shall state that copies thereof are on file at the principal Indiana corporate trust office of the Trustee for inspection by all Holders.

        If the Trustee shall receive, within a period prescribed by the Issuer, of not less than sixty (60) days, but not exceeding one year, following the mailing of the notice, an instrument or document or instruments or documents, in form to which the Trustee does not reasonably object, purporting to be executed by the Holders of at least a majority in aggregate principal amount of the Bonds then outstanding (which instrument or document or instruments or documents shall refer to the proposed Supplemental Indenture in the form described in the notice and specifically shall consent to the Supplemental Indenture in substantially that form), the Trustee shall, but shall not otherwise, execute and deliver the Supplemental Indenture in substantially the form to which reference is made in the notice as being on file with the Trustee, without liability or responsibility to any Holder, regardless of whether that Holder shall have consented thereto.

        Any consent shall be binding upon the Holder of the Bond giving the consent and, anything herein to the contrary notwithstanding, upon any subsequent Holder of that Bond and of any Bond issued in exchange therefor (regardless of whether the subsequent Holder has notice of the consent to the Supplemental Indenture). A consent may be revoked in writing, however, by the Holder who gave the consent or by a subsequent Holder of the Bond by a revocation of such consent received by the Trustee prior to the execution and delivery by the Trustee of the Supplemental Indenture. At any time after the Holders of the required percentage of Bonds shall have filed their consents to the Supplemental Indenture, the Trustee shall make and file with the Issuer a written statement that the Holders of the required percentage of Bonds have filed those consents. That written statement shall be conclusive evidence that the consents have been so filed.

        If the Holders of the required percentage in aggregate principal amount of Bonds outstanding shall have consented to the Supplemental Indenture, as provided in this Section, no Holder shall have any right (a) to object to (i) the execution or delivery of the Supplemental Indenture, (ii) any of the terms and provisions contained therein, or (iii) the operation thereof, (b) to question the propriety of the execution and delivery thereof, or (c) to enjoin or restrain the Trustee or the Issuer from that execution or delivery or from taking any action pursuant to the provisions thereof.

        Section 8.04. ACCEPTANCE OF SUPPLEMENTAL CREDIT FACILITY. Upon the request of the Borrower, the Trustee will accept a Supplemental Credit Facility presented by the Borrower in order to obtain or maintain a rating on the Bonds, provided the Trustee is provided with the following:

        (a) An opinion of Bond Counsel selected by the Borrower and acceptable to the Trustee to the effect that acceptance of the proposed Supplemental Credit Facility will not impair the exemption of interest on the Bonds from Federal income taxation;

        (b) Written evidence reasonably satisfactory to the Trustee, that upon issuance and delivery of the Supplemental Credit Facility, the Bonds will be rated by a Rating Agency in one of its three highest rating categories; and

        (c) The written consent of the entity which will be the Bank after the acceptance of such Supplemental Credit Facility.

        Notice of the proposed delivery of any Supplemental Credit Facility shall be given by the Trustee to the Bondholders at least 30 days prior to the effectiveness of such Supplemental Credit Facility. Such notice shall specify the issuer of the Supplemental Credit Facility and the proposed effective date. Upon the effectiveness of the Supplemental Credit Facility, the Trustee shall mail notice to each Bondholder confirming that the Supplemental Credit Facility has been delivered and is effective.

        Section 8.05. CONSENT OF BORROWER. Anything contained herein to the contrary notwithstanding, a Supplemental Indenture executed and delivered in accordance with this Article VIII shall not become effective unless and until the Borrower shall consent in writing to the execution and delivery of that Supplemental Indenture.

        Section 8.06. AUTHORIZATION TO TRUSTEE; EFFECT OF SUPPLEMENT. The Trustee is authorized to join with the Issuer in the execution and delivery of any Supplemental Indenture in accordance with this Article and to make the further agreements and stipulations which may be contained therein. Thereafter,

        (a) that Supplemental Indenture shall form a part of this Indenture;

        (b) all terms and conditions contained in that Supplemental Indenture as to any provision authorized to be contained therein shall be deemed to be a part of the terms and conditions of this Indenture for any and all purposes;

        (c) this Indenture shall be deemed to be modified and amended in accordance with the Supplemental Indenture; and

        (d) the respective rights, duties and obligations under this Indenture of the Issuer, the Borrower, the Trustee, the Bank, the Registrar, any Paying Agent, any Authenticating Agent, the Remarketing Agent and all Holders of Bonds then outstanding shall be determined, exercised and enforced hereunder in a manner which is subject in all respects to those modifications and amendments made by the Supplemental Indenture.

        Express reference to any executed and delivered Supplemental Indenture may be made in the text of any Bonds issued thereafter, if that reference is deemed necessary or desirable by the Trustee or the Issuer. A copy of any Supplemental Indenture for which provision is made in this Article, shall be mailed by the Trustee to the Registrar, the Remarketing Agent, each Authenticating Agent and Paying Agent. The Trustee shall not be required to execute any Supplemental Indenture containing provisions adverse to the Trustee.

        Section 8.07. OPINION OF COUNSEL. The Trustee shall be entitled to receive, and shall be fully protected in relying upon, the opinion of any counsel approved by it as conclusive evidence that (a) any proposed Supplemental Indenture complies with the provisions of this Indenture and does not adversely affect the Bondholders, and (b) it is proper for the Trustee to join in the execution of that Supplemental Indenture under the provisions of this Article. That counsel may be counsel for the Issuer or the Borrower.

        Section 8.08. MODIFICATION BY UNANIMOUS CONSENT. Notwithstanding anything contained elsewhere in this Indenture, the rights and obligations of the Issuer and of the Holders, and the terms and provisions of the Bonds and this Indenture or any Supplemental Indenture, may be modified or altered in any respect with the consent of (a) the Issuer, (b) the Holders of all of the Bonds then outstanding, (c) the Bank, (d) the Borrower, and (e) if such modifications or alterations contain provisions adverse to the Trustee, the Trustee.


                               END OF ARTICLE VIII

                                   ARTICLE IX.
                                   -----------

                                   DEFEASANCE
                                   ----------

        Section 9.01. RELEASE OF INDENTURE. If (a) the Issuer shall pay all of the outstanding Bonds, or shall cause them to be paid and discharged, or if there otherwise shall be paid to the Holders of the outstanding Bonds all Bond Service Charges due or to become due thereon, and (b) provision also shall be made for the payment of all other sums payable hereunder or under the Agreement and the Notes, then this Indenture shall cease, determine and become null and void (except for those provisions surviving by reason of Section 9.03 hereof on the event the Bonds are deemed paid and discharged pursuant to Section 9.02 hereof), and the covenants, agreements and obligations of the Issuer hereunder shall be released, discharged and satisfied.

        Thereupon, and subject to the provisions of Section 9.03 hereof, if applicable,

        (a) the Trustee shall release this Indenture (except for those provisions surviving by reason of Section 9.03 hereof), and shall execute and deliver to the Issuer any instruments or documents in writing as shall be requisite to evidence that release and discharge or as reasonably may be requested by the Issuer, and

        (b) the Trustee and any other Paying Agents shall assign and deliver to the Issuer any property subject at the time to the lien of this Indenture which then may be in their possession, except amounts in the Bond Fund required (i) to be paid to the Bank under Section 5.08 hereof, or (ii) to be held by the Trustee and the Paying Agents under Section 5.07 hereof or otherwise for the payment of Bond Service Charges.

        Section 9.02. PAYMENT AND DISCHARGE OF BONDS. All or any part of the Bonds shall be deemed to have been paid and discharged within the meaning of this Indenture, including without limitation, Section 9.01 hereof, if:

        (a) the Trustee as paying agent and any Paying Agents shall have received, in trust for and irrevocably committed thereto, sufficient moneys which are Eligible Funds or the proceeds of drawings under the Letter of Credit used to make such payment, or other moneys if accompanied by an opinion of bankruptcy counsel in a form acceptable to the Trustee and the Rating Service (if any) for the Bonds, or

        (b) the Trustee shall have received, in trust for and irrevocably committed thereto, noncallable Government Obligations (purchased with Eligible Funds or the proceeds of drawings under the Letter of Credit, or other moneys if accompanied by an opinion of bankruptcy counsel in a form acceptable to the Trustee and the Rating Service (if any) for the Bonds) which are certified by an independent public accounting firm of national reputation to be of such maturities or redemption dates and interest payment dates, and to bear such interest, as will be sufficient together with any moneys to which reference is made in subparagraph (a) above, without further investment or reinvestment of either the principal amount thereof or the interest earnings therefrom (which earnings are to be held likewise in trust and so committed, except as provided herein), for the payment of all Bond Service Charges on those Bonds, on and to the next Interest Rate Adjustment Date, or prior redemption date, as the case may be; provided, if any of those Bonds are to be redeemed prior to the maturity thereof, notice of that redemption shall have been duly given or irrevocable provision satisfactory to the Trustee shall have been duly made for the giving of that notice; and further provided that no Bonds, or any part thereof, shall be deemed to have been paid and discharged within the meaning of this Section 9.02 (i) if the Interest Rate Mode of such Bonds is other than the Fixed Interest Rate, unless such Bonds are to be redeemed on or prior to the next Interest Rate Adjustment Date for such Bonds and notice of that redemption shall have been duly given or irrevocable provision satisfactory to the Trustee shall have been duly made for the giving of that notice, or (ii) if the Interest Rate Mode of such Bonds is a Weekly Interest Rate.

        Notwithstanding anything herein to the contrary, if any Bonds are then rated by a Rating Service, no such Bonds shall be deemed to have been paid and discharged by reason of any deposit pursuant to paragraphs (a) and/or (b) above (other than any deposit of moneys, or Government Obligations purchased with moneys, which are the proceeds of drawings under the Letter of Credit) unless each such Rating Service shall have confirmed in writing to the Trustee that its rating will not be withdrawn or lowered as the result of any such deposit.

        Any moneys held by the Trustee in accordance with the provisions of this Section may be invested by the Trustee only in noncallable Government Obligations having maturity dates, or having redemption dates which, at the option of the Holder of those obligations, shall be not later than the date or dates at which moneys will be required for the purposes described above. To the extent that any income or interest earned by, or increment to, the investments held under this Section is determined from time to time by the Trustee (or at the Trustee's election, a firm of certified public accountants selected by the Borrower) to be in excess of the amount required to be held by the Trustee for the purposes of this Section, that income, interest or increment shall be transferred at the time of that determination in the manner provided in Section
5.08 hereof for transfers of amounts remaining in the Bond Fund.

        If any Bonds shall be deemed paid and discharged pursuant to this
Section 9.02, then within fifteen (15) days after such Bonds are so deemed paid and discharged the Trustee shall cause a written notice to be given to each Holder thereof as shown on the Register on the date on which such Bonds are deemed paid and discharged. Such notice shall state the numbers of the Bonds deemed paid and discharged or state that all Bonds of a particular series are deemed paid and discharged, set forth a description of the obligations held pursuant to subparagraph (b) of the first paragraph of this Section 9.02 and specify any date or dates on which any of the Bonds are to be called for redemption pursuant to notice of redemption given or irrevocable provisions made for such notice pursuant to the first paragraph of this Section 9.02.

        Section 9.03. SURVIVAL OF CERTAIN PROVISIONS. Notwithstanding the foregoing, any provisions of the Bond Legislation and this Indenture which relate to the maturity of Bonds, interest payments and dates thereof, optional and mandatory redemption provisions, credit against mandatory sinking fund requirements, exchange, transfer and registration of Bonds, replacement of mutilated, destroyed, lost or stolen Bonds, the safekeeping and cancellation of

Bonds, non-presentment of Bonds, the holding of moneys in trust, the Rebate Fund, and repayments to the Bank from the Bond Fund, and the duties of the Trustee, the Remarketing Agent, the Registrar, any Authenticating Agent and any Paying Agents, in connection with all of the foregoing, shall remain in effect and be binding upon the Trustee, the Remarketing Agent, the Registrar, the Authenticating Agents, any Paying Agents and the Holders notwithstanding the release and discharge of this Indenture. The provisions of this Article and
Section 6.03 hereof and Section 5.3 of the Agreement shall survive the release, discharge and satisfaction of this Indenture for a period of 4 years.


                                END OF ARTICLE IX

                                   ARTICLE X.
                                   ----------

                     COVENANTS AND AGREEMENTS OF THE ISSUER
                     --------------------------------------

        Section 10.01. COVENANTS AND AGREEMENTS OF THE ISSUER. In addition to any other covenants and agreements of the Issuer contained in this Indenture or the Bond Ordinance, the Issuer further covenants and agrees with the Holders and the Trustee as follows:

        (a) PAYMENT OF BOND SERVICE CHARGES. The Issuer will pay all Bond Service Charges, or cause them to be paid, solely from the sources provided herein, on the dates, at the places and in the manner provided in this Indenture.

        (b) REVENUES AND ASSIGNMENT OF REVENUES. The Issuer will not assign the Revenues or create or authorize to be created any debt, lien or charge thereon, other than the assignment thereof under this Indenture.

        (c) RECORDINGS AND FILINGS. At the direction and expense of the Borrower, the Issuer will cause this Indenture, and any related instrument or documents relating to the assignment made by it under this Indenture to secure the Bonds, to be recorded and filed in the manner and in the places (if any) which may be required by law in order to preserve and protect fully the security of the Holders and the rights of the Trustee hereunder.

        Not more than once every five (5) years the Trustee may reasonably request at Borrower's expense an opinion of counsel, addressed to the Issuer and the Trustee stating that based upon the law in effect on the date of such opinion no filing, registration or recording and no refiling, reregistration or rerecording of any agreement or instrument, including any financing statement or amendments thereto, or any continuation statements or instruments of a similar character relating to the pledges and assignments made by the Issuer or the Borrower to secure the Bonds, is required by law, in order to fully preserve and protect the security of the Trustee and the rights of the Trustee under the Indenture, or if such filing, registration, recording, refiling, reregistration or rerecording is necessary, setting forth the requirements in respect thereto. The Borrower, with such assistance and cooperation from the Issuer as the Borrower may reasonably request, shall take or cause to be taken all actions necessary to satisfy any such requirements. Promptly after any filing, registration, recording, refiling, reregistration or rerecording of any such agreement or instrument, the Trustee may request at Borrower's expense an opinion of counsel on behalf of the Issuer and the Trustee to the effect that such filing, registration, recording, refiling, reregistration or rerecording has been duly accomplished and setting forth the particulars thereof. The Trustee shall be reimbursed by the Borrower for the reasonable fees paid in connection with such opinions of counsel.

        (d) INSPECTION OF BOOKS. All books, instruments and documents in the Issuer's possession relating to the Project and the Revenues shall be open to inspection and copying (at the expense of the Person making such copies) at all times during the Issuer's regular business hours by any accountants or other agents of the Trustee, the Borrower or the Bank which the Trustee, the Borrower or the Bank may designate from time to time.

        (e) REGISTER. At reasonable times and under reasonable regulations established by the Registrar, the Register may be inspected and copied (at the expense of the Person making such copies) by the Borrower, the Bank, the Trustee, by Holders of twenty-five percent (25%) or more in aggregate principal amount of the Bonds then outstanding, or a designated representative thereof.

        (f) RIGHTS AND ENFORCEMENT OF THE AGREEMENT. The Trustee may enforce, in its name or in the name of the Issuer, all rights for and on behalf of the Holders, except for Unassigned Issuer's Rights, and may enforce all covenants, agreements and obligations of the Borrower under and pursuant to the Agreement, regardless of whether the Issuer is in default in the pursuit or enforcement of those rights, covenants, agreements or obligations. The Issuer, however, will do all things and take all actions on its part necessary to comply with covenants, agreements, obligations, duties and responsibilities on its part to be observed or performed under the Agreement, and will take all actions within its authority to keep the Agreement in effect in accordance with the terms thereof.

        (g) FEDERAL TAX EXEMPTION. The Issuer covenants that it (i) will take, or require to be taken, all actions that may be required of the Issuer for the interest on the Bonds to be and remain excluded from gross income for federal income tax purposes and (ii) will not take or authorize to be taken any actions that would adversely affect that exclusion under the provisions of the Code.

        Section 10.02. OBSERVANCE AND PERFORMANCE OF COVENANTS, AGREEMENTS, AUTHORITY AND ACTIONS. The Issuer will observe and perform faithfully at all times all covenants, agreements, authority, actions, undertakings, stipulations and provisions to be observed or performed on its part under the Agreement, the Indenture, the Bond Ordinance and the Bonds which are executed, authenticated and delivered under this Indenture, and under all proceedings of the Issuer pertaining thereto.

        The Issuer represents and warrants that:

        (a) It is duly authorized by the laws of the State of Indiana, particularly and without limitation the Act, to issue the Project Bonds, to execute and deliver this Indenture, the Agreement and the Bond Placement Agreement and to provide the security for payment of the Bond Service Charges in the manner and to the extent set forth in this Indenture.

        (b) All actions required on its part to be performed for the issuance, sale and delivery of the Project Bonds and for the execution and delivery by the Issuer of this Indenture, the Agreement and the Bond Placement Agreement have been or will be taken duly and effectively.

        (c) The Project Bonds will be valid and enforceable special limited obligations of the Issuer according to their terms.

                                END OF ARTICLE X

                                   ARTICLE XI.
                                   -----------

         AMENDMENTS TO THE AGREEMENT, THE NOTES AND THE LETTER OF CREDIT
         ---------------------------------------------------------------


        Section 11.01. AMENDMENTS NOT REQUIRING CONSENT OF HOLDERS. Without the consent of or notice to the Holders, the Issuer and the Trustee, with the written consent of the Bank, may consent to any amendment, change or modification of the Agreement, a Note, or the Letter of Credit as may be required (a) by the provisions of the Agreement, a Note, the Letter of Credit or this Indenture, (b) in connection with the issuance of any Additional Bonds under this Indenture, (c) for the purpose of curing any ambiguity, inconsistency or formal defect or omission in the Agreement, a Note, the Letter of Credit or the Indenture, (d) in connection with an amendment or to effect any purpose for which there could be an amendment of this Indenture pursuant to Section 8.02 hereof, or (e) in connection with any other change therein which is not to the prejudice of the Trustee or the Holders of the Bonds, in the judgment of the Trustee; provided that if the Bonds of any series are then rated by a Rating Service, no amendment, change or modification of the Letter of Credit shall be consented to by the Issuer or the Trustee unless such Rating Service shall have confirmed in writing that such rating will not be reduced or withdrawn if such amendment, change or modification is made.

        Section 11.02. AMENDMENTS REQUIRING CONSENT OF HOLDERS. Except for the amendments, changes or modifications contemplated by Section 11.01 hereof, neither the Issuer nor the Trustee shall consent to:

        (a) any amendment, change or modification of the Agreement, a Note, or the Letter of Credit which would change the amount or times as of which Loan Payments or drawings on the Letter of Credit are required to be paid, without the giving of notice as provided in this Section of the proposed amendment, change or modification and receipt of the written consent thereto of the Bank and the Holders of all of the then outstanding Bonds affected by such amendment, change or modification, or

        (b) any other amendment, change or modification of the Agreement, a Note or the Letter of Credit without the giving of notice as provided in this Section of the proposed amendment, change or modification and receipt or the written consent thereto of the Bank and the Holders of at least a majority in aggregate principal amount of Bonds then outstanding affected by such amendment, change or modification.

        The consent of such Holders shall be obtained as provided in Section
8.03 hereof with respect to Supplemental Indentures.

        If the Issuer and the Borrower shall request at any time the consent of the Trustee to any proposed amendment, change or modification of the Agreement, a Note or the Letter of Credit contemplated in subparagraph (a) or (b), upon receipt of the written consent of the Bank thereto and upon being indemnified satisfactorily by the Borrower with respect to expenses, the Trustee shall cause notice of the proposed amendment, change or modification to be provided in the manner which is required by Section 8.03 hereof with respect to notice of Supplemental Indentures. This notice shall set forth briefly the nature of the proposed amendment, change or modification and shall state that copies of the instrument or document embodying it are on file at the principal Indiana corporate trust office of the Trustee for inspection by all Holders.


                                END OF ARTICLE XI

                                  ARTICLE XII.
                                  ------------

                               MEETINGS OF HOLDERS
                               -------------------

        Section 12.01. PURPOSES OF MEETINGS. A meeting of the Holders of Bonds may be called at any time and from time to time pursuant to the provisions of this Article XII, to the extent relevant to the Holders of all of the Bonds or of Bonds of that series, as the case may be, to take any action (a) authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Bonds, or of that series, (b) under any provision of this Indenture or (c) authorized or permitted by law.

        Section 12.02. CALL OF MEETINGS. The Trustee may call at any time a meeting of Holders pursuant to Section 12.01 hereof to be held at any reasonable time and place the Trustee shall determine. Notice of such meeting, setting forth the time, place and generally the subject thereof, shall be mailed by first class mail, postage prepaid, not fewer than fifteen (15) nor more than ninety (90) days prior to the date of the meeting to the Holders at their addresses as they appear on the Register on the fifteenth day preceding such mailing, which fifteenth day preceding the mailing shall be the record date for the meeting.

        If at any time the Issuer, the Borrower, the Bank or the Holders of at least twenty-five percent (25%) in aggregate principal amount of the Bonds, or if applicable, the affected series of Bonds, then outstanding, shall have requested the Trustee to call a meeting of Holders, by written request setting forth the purpose of the meeting, and the Trustee shall not have mailed the notice of the meeting within twenty (20) days after receipt of the request, then the Issuer, the Borrower, the Bank or the Holders of Bonds in the amount above specified may determine the time and the place of the meeting and may call the meeting to take any action authorized in Section 12.01 hereof by mailing notice thereof as provided above.

        Any meetings of Holders of Bonds affected by a particular matter shall be valid without notice if the Holders of all Bonds, or if applicable, the affected series of Bonds, then outstanding are present in person or by proxy, or if notice is waived before or after the meeting by the Holders of all Bonds, or if applicable, the affected series of Bonds, outstanding who were not so present at the meeting, and if the Issuer, the Borrower, the Bank and the Trustee are either present by duly authorized representatives or have waived notice, before or after the meeting.

        Section 12.03. VOTING. To be entitled to vote at any meeting of Holders, a Person shall (a) be a Holder of one or more outstanding Bonds, or if applicable, of the affected series of Bonds, as of the record date for the meeting as determined above, or (b) be a person appointed by an instrument or document in writing as proxy by a person who is a Holder as of the record date for the meeting, of one or more outstanding Bonds, or, if applicable, of the affected series of Bonds. Each Holder or proxy shall be entitled to one vote for each $100,000 principal amount of Bonds held or represented by it.

        The vote upon any resolution submitted to any meeting of Holders shall be by written ballots on which shall be subscribed the signatures of the Holders of Bonds or of their representatives by proxy and the identifying number or numbers of the Bonds held or represented by them.

        Section 12.04. MEETINGS. Notwithstanding any other provision of this Indenture, the Trustee may make any reasonable regulations which it may deem to be advisable for meetings of Holders, with regard to:

        (a)    proof of the holding of Bonds and of the appointment of proxies,

        (b)    the appointment and duties of inspectors of votes,

        (c)    recordation of the proceedings of those meetings,

        (d) the execution, submission and examination of proxies and other evidence of the right to vote, and

        (e) any other matters concerning the conduct, adjournment or reconvening of meetings which it may think fit.

        The Trustee shall appoint a temporary chair of the meeting by an instrument or document in writing, unless the meeting shall have been called by the Issuer, the Borrower, the Bank or by the Holders, as provided in Section
12.02 hereof, in which case the Issuer, the Bank, the Borrower or the Holders calling the meeting, as the case may be, shall appoint a temporary chair in like manner. A permanent chair and a permanent secretary of the meeting shall be elected by vote of the Holders of at least a majority in principal amount of the Bonds represented at the meeting and entitled to vote.

        The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at the meeting and their counsel, any representatives of the Trustee or Registrar and their counsel, any representatives of the Issuer and its counsel, any representatives of the Borrower and its counsel, any representatives of the Bank and its counsel and any representatives of the Remarketing Agent and their counsel.

        Section 12.05. MISCELLANEOUS. Nothing contained in this Article XII shall be deemed or construed to authorize or permit any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Holders under any of the provisions of this Indenture or of the Bonds by reason of any call of a meeting of Holders or any right conferred expressly or impliedly hereunder to make a call.


                               END OF ARTICLE XII

                                  ARTICLE XIII.
                                  -------------

                                  MISCELLANEOUS
                                  -------------

        Section 13.01. LIMITATION OF RIGHTS. With the exception of rights conferred expressly in this Indenture, nothing expressed or mentioned in or to be implied from this Indenture or the Bonds is intended or shall be construed to give to any Person other than the parties hereto, the Registrar, the Authenticating Agents, the Paying Agents, the Borrower, the Remarketing Agent, the Bank and the Holders of the Bonds any legal or equitable right, remedy, power or claim under or with respect to this Indenture or any covenants, agreements, conditions and provisions contained herein. This Indenture and all of those covenants, agreements, conditions and provisions are intended to be, and are, for the sole and exclusive benefit of the parties hereto, the Borrower, the Bank, the Remarketing Agent, the Registrar, the Authenticating Agents, the Paying Agents, the Beneficial Owners and the Holders of the Bonds, as provided herein. Notwithstanding any provisions hereof to the contrary, the Bank shall not have any rights hereunder, including, without any limitation, any right to give any direction or to give or withhold consent, unless (a) the Letter of Credit is in full force and effect and no Event of Default has occurred and is continuing under paragraphs (g) or (h) of Section 7.01 hereof or (b) amounts are owed to the Bank for reimbursement of drawings under the Letter of Credit.

        Section 13.02. SEVERABILITY. In case any section or provision of this Indenture, or any covenant, agreement, stipulation, obligation, act or action, or part thereof, made, assumed, entered into or taken under this Indenture, or any application thereof, is held to be illegal or invalid for any reason, or is inoperable at any time, that illegality, invalidity or inoperability shall not affect the remainder thereof or any other section or provision of this Indenture or any other covenant, agreement stipulation, obligation, act or action, or part thereof, made, assumed, entered into or taken under this Indenture, all of which shall be construed and enforced at the time as if the illegal, invalid or inoperable portion were not contained therein.

        Any illegality, invalidity or inoperability shall not affect any legal, valid or operable section, provision, covenant, agreement, stipulation, obligation, act, action, part or application, all of which shall be deemed to be effective, operative, made, assumed, entered into or taken in the manner and to the full extent permitted by law from time to time.

        Section 13.03. NOTICES. Except as provided in Section 7.02 hereof or elsewhere herein, it shall be sufficient service or giving of any notice, request, complaint, demand or other instrument or document, if it is duly mailed by first class mail or delivered. Notices to the Issuer, the Bank, the Borrower, the Remarketing Agent and the Trustee shall be addressed as follows:

        (a)    If to the Issuer, at:
                       City of Wabash, Indiana
                       City Hall
                       220 S. Wabash Street
                       Wabash, Indiana 46992-3159

        (b)    If to the Borrower, at:
                       Martin Yale Industries, Inc.
                       251 Wedcor Avenue
                       Wabash, Indiana 46992

               With a copy to:
                       Escalade, Incorporated
                       817 Maxwell Avenue
                       P.O. Box 889
                       Evansville, Indiana 47706-0889
                       Attention: Chief Financial Officer

        (c)    If to the Trustee, at:
                       Bank One Trust Company, NA
                       111 Monument Circle, IN1-0160
                       Indianapolis, Indiana  46277
                       Attention:  Corporate Trust Department

        (d)    If to the Bank, at:
                       Bank One, Indiana, NA
                       111 Monument Circle, Suite 1901
                       P.O. Box 7700
                       Indianapolis, Indiana  46277

        (e)    If to the Remarketing Agent, at:
                       Banc One Capital Markets, Inc.
                       150 East Gay Street, 24th Floor
                       Columbus, Ohio  43215
                       Attention:  Municipal Trading Desk

Duplicate copies of each notice, request, complaint, demand or other instrument or document given hereunder to any of such parties also shall be given to the others. The foregoing parties may designate, by written notice given hereunder, any further or different addresses to which any subsequent notice, request, complaint, demand or other instrument or document shall be sent. The Trustee shall designate, by notice to the Issuer, the Borrower, the Remarketing Agent and the Bank the addresses to which notices or copies thereof shall be sent to the Registrar, the Authenticating Agents and the Paying Agents.

        In connection with any notice mailed pursuant to the provisions of this Indenture, a certificate of the Trustee, the Issuer, the Registrar, the Authenticating Agents, the Paying Agents, the Bank, the Borrower, the Remarketing Agent or the Holders of the Bonds, whichever or whoever mailed that notice, that the notice was so mailed shall be conclusive evidence of the proper mailing of the notice.

        Section 13.04. SUSPENSION OF MAIL. If because of the suspension of delivery of first class mail, or for any other reason, the Trustee or any other Person shall be unable to mail by the required class of mail any notice required to be mailed by the provisions of this Indenture, the Trustee or any other Person shall give such notice in such other manner as in the judgment of the Trustee or such Person shall most effectively approximate mailing thereof, and the giving of the notice in that manner for all purposes of this Indenture shall be deemed to be in compliance with the requirement for the mailing thereof. Except as otherwise provided herein, the mailing of any notice shall be deemed complete upon deposit of that notice in the mail and giving of any notice by any other means of delivery shall be deemed complete upon receipt of the notice by the delivery service.

        Section 13.05. PAYMENTS DUE ON SATURDAYS, SUNDAYS AND HOLIDAYS. If any Interest Payment Date, Bond Purchase Date, Mandatory Bond Purchase Date, date of maturity of the principal of any Bonds, or date fixed for the redemption of any Bonds is not a Business Day, then payment of interest, principal and any redemption premium or any purchase price payment need not be made by the Trustee or any Paying Agent on that date, but that payment may be made on the next succeeding Business Day with the same force and effect as if that payment were made on the Interest Payment Date, Bond Purchase Date, Mandatory Bond Purchase Date, date of maturity or date fixed for redemption, and no interest shall accrue for the period after that date; provided, however, if the Project Bonds bear interest at any of the Weekly Interest Rate, the One Month Interest Rate or the Three Month Interest Rate, interest shall accrue from the scheduled date of purchase of Project Bonds or Beneficial Ownership Interests or from the scheduled date of any maturity or redemption due date of the Project Bonds until the Business Day on which such payment is made.

        Section 13.06. INSTRUMENTS OF HOLDERS. Any writing, including without limitation, any consent, request, direction, approval, objection or other instrument or document, required under this Indenture to be executed by any Holder may be in any number of concurrent writings of similar tenor and may be executed by that Holder in person or by an agent or attorney appointed in writing. Proof of (a) the execution of any writing, including without limitation, any consent, request, direction, approval, objection or other instrument or document, (b) the execution of any writing appointing any agent or attorney, and (c) the ownership of Bonds, shall be sufficient for any of the purposes of this Indenture, if made on the following manner, and if so made, shall be conclusive in favor of the Trustee with regard to any action taken thereunder, namely:

               (i) The fact and date of the execution by any person of any writing may be proved by the certificate of any officer in any jurisdiction, who has power by law to take acknowledgments within the jurisdiction, that the person signing the writing acknowledged that execution before that officer, or by affidavit of any witness to that execution;

               (ii) The fact of ownership of Bonds shall be proved by the Register maintained by the Registrar.

        Nothing contained herein shall be construed to limit the Trustee to the foregoing proof, and the Trustee may accept any other evidence of the matters stated therein which it deems to be sufficient. Any writing, including without limitation, any consent, request, direction, approval, objection or other instrument or document, of the Holder of any Bond shall bind every further Holder of the same Bond, with respect to anything done or suffered to be done by the Issuer, the Trustee, the Bank, the Borrower, the Remarketing Agent, the Registrar or any Paying Agent or Authenticating Agent pursuant to that writing.

        Section 13.07. PRIORITY OF THIS INDENTURE. The Indenture shall be superior to any liens which may be placed upon the Revenues or any other funds or accounts created pursuant to this Indenture.

        Section 13.08. EXTENT OF COVENANTS; NO PERSONAL LIABILITY. All covenants, stipulations, obligations and agreements of the Issuer contained in this Indenture are and shall be deemed to be covenants, obligations and agreements of the Issuer to the full extent authorized by the Act and permitted by the Constitution of the State. No covenant, stipulation, obligation or agreement of any present or future member, officer, agent or employee of the Issuer shall be enforceable against such member, officer, agent or employee of the Issuer in anything other than that person's official capacity. Neither the members nor any official of the Issuer executing the Bonds, this Indenture, the Agreement or any amendment or supplement hereto or thereto shall be liable personally on the Bonds or subject to any personal liability or accountability by reason of the issuance or execution hereof or thereof.

        No recourse shall be had for the payment of the principal of or premium or interest on any of the Bonds or for any claim based thereon or upon any obligation, covenant or agreement in this Indenture contained against any past, present or future officer, member, employee or agent of the Issuer, as such, either directly or through the Issuer, under any rule of law or equity, statute or constitution, or by the enforcement of any assessment or penalty or otherwise, and all such liability of any such officers, members, employees or agents as such is hereby expressly waived and released as a condition of and consideration for the execution of this Indenture and the issuance of such Bonds.

        Section 13.09. RATING CATEGORIES. Except as otherwise expressly provided herein, any reference herein to a rating category established by a Rating Service shall mean such category without regard to any modification thereof by the addition of a plus or minus sign or a number indicating relative standing within such category.

        Section 13.10. BINDING EFFECT. This Indenture shall inure to the benefit of and shall be binding upon the Issuer and the Trustee and their respective successors and assigns, subject, however, to the limitations contained herein.

        Section 13.11. COUNTERPARTS. This Indenture may be executed in any number of counterparts, each of which shall be regarded as an original and all of which shall constitute but one and the same instrument.

        Section 13.12. GOVERNING LAW. This Indenture and the Bonds shall be deemed to be contracts made under the laws of the State and for all purposes shall be governed by and construed in accordance with the laws of the State.


                               END OF ARTICLE XIII

        IN WITNESS WHEREOF, the Issuer and the Trustee, as Trustee and Registrar, have executed this Trust Indenture all as of the date first above written.













This instrument prepared by Bruce A. Polizotto, Attorney-at-Law, ICE MILLER DONADIO & RYAN, One American Square, Box 82001, Indianapolis, Indiana 46282.

                            SIGNATURE PAGE OF ISSUER
                                       TO
                                 TRUST INDENTURE




                                          CITY OF WABASH, INDIANA



                                          By:
                                             ------------------------------
                                             Robert R. McCallen, Mayor


(SEAL)



ATTEST:

-------------------------------------
Meredith Brown, Clerk-Treasurer

                            SIGNATURE PAGE OF TRUSTEE
                                       TO
                                 TRUST INDENTURE




                                        BANK ONE TRUST COMPANY, NA, as Trustee



                                        By:
                                           ---------------------------------


                                        Its:
                                            --------------------------------

                                    EXHIBIT A
                                    ---------

                                  FORM OF BOND

Unless this Project Bond is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), any transfer, pledge, or other use hereof for value or otherwise by or to any person is wrongful inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                            UNITED STATES OF AMERICA
                                STATE OF INDIANA

                             CITY OF WABASH, INDIANA
                      ADJUSTABLE RATE ECONOMIC DEVELOPMENT
                      REVENUE REFUNDING BONDS, SERIES 1998
                     (MARTIN YALE INDUSTRIES, INC. PROJECT)

                                                                      Date of                    Date of
      Maturity Date:                 Cusip Number:               Authentication:             Initial Delivery:

      September 1, 2028                                          September 30, 1998          September 30,1998

Registered Owner:      CEDE & CO.

Principal Amount:      $2,700,000

        The City of Wabash, Indiana (the "Issuer"), a municipal corporation validly existing under the laws of the State of Indiana, for value received, promises to pay to the Registered Owner specified above or registered assigns, but solely from the sources and in the manner referred to herein, the Principal Amount specified above on the aforesaid Maturity Date, unless this Project Bond is called for earlier redemption, and to pay from those sources interest thereon at the rate per annum determined as described herein. Initial interest on this Project Bond shall accrue from the Date of Initial Delivery of this Project Bond. Interest on this Project Bond is payable on the first Business Day, as hereinafter defined, of each month, as long as the interest rate hereon is calculated pursuant to the Weekly Interest Rate, the One Month Interest Rate or the Three Month Interest Rate (as such terms are hereinafter defined), commencing the first Business Day of November 1998, until the Principal Amount is paid or duly provided for. For any period of time during which this Project Bond bears interest at the Six Month Interest Rate, the One Year Interest Rate, the Five Year Interest Rate or the Fixed Interest Rate (as such terms are hereinafter defined) interest hereon shall be payable on the first day of each March and September. Any date established for the payment of interest as described above is hereinafter referred to as an "Interest Payment Date". The interest payable hereon on each Interest Payment Date shall be for the period commencing on the next preceding Interest Payment Date to and including the day immediately preceding the Interest Payment Date on which payment is made. Interest shall be calculated on the basis of a year of 365 days or 366 days, as applicable, for the number of days actually elapsed, while the interest hereon is payable at the Weekly Interest Rate, the One Month Interest Rate or the Three Month Interest Rate. Otherwise, interest shall be calculated on the basis of a 360-day year consisting of twelve 30-day months. The term "Business Day," as used herein, means any day, other than a Saturday or Sunday, on which commercial banks located in the city or cities in which the principal Indiana corporate trust office of Bank One Trust Company, NA, Indianapolis, Indiana, as "Trustee," the principal office of Banc One Capital Markets, Inc., Columbus, Ohio, as "Remarketing Agent," and the principal office of Bank One, Indiana, NA, Indianapolis, Indiana, as "Bank," are located, are not required or authorized to remain closed and on which The New York Stock Exchange is not closed. This Project Bond will bear interest from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from its date of initial delivery.

        If any Interest Payment Date, Bond Purchase Date (as hereinafter defined), Mandatory Bond Purchase Date (as hereinafter defined), date of maturity of this Project Bond or date fixed for redemption of this Project Bond, is not a Business Day, then payment of the applicable interest, principal, purchase price or redemption price may be made on the next succeeding Business Day with the same force and effect as if such payment were made on such Interest Payment Date, Bond Purchase Date, Mandatory Bond Purchase Date, date of maturity or date fixed for redemption and no interest shall accrue for the period after such date; provided, however, if this Project Bond bears interest at any of the Weekly Interest Rate, the One Month Interest Rate or the Three Month Interest Rate, interest shall accrue from the scheduled date of any maturity or redemption due date of this Project Bond until the Business Day on which such payment is made.

        The principal of and premium, if any, or purchase price, of this Project Bond is payable upon presentation and surrender hereof at the corporate trust processing facility of the Trustee, presently Bank One Trust Company, NA, located in Columbus, Ohio, as "Paying Agent." Interest is payable on each Interest Payment Date by check or draft mailed to the person in whose name this Project Bond (or one or more predecessor bonds) is registered (the "Holder") at the close of business on the Business Day preceding such Interest Payment Date (the "Regular Record Date") on the registration books for this issue maintained by Bank One Trust Company, NA, Indianapolis, Indiana, as "Registrar," at the address appearing therein. Notwithstanding the foregoing, interest on any Bond held by a Depository (as hereinafter defined), shall be paid by wire transfer in immediately available funds to the bank account number and address filed with the Trustee by such Holder. Any interest which is not timely paid or duly provided for shall cease to be payable to the Holder hereof (or of one or more predecessor bonds) as of the Regular Record Date, and shall be payable to the Holder hereof (or of one or more predecessor bonds) at the close of business on a Special Record Date to be fixed by the Trustee for the payment of that overdue interest. Notice of the Special Record

Date shall be mailed to Holders not less than ten days prior thereto. The principal and redemption price of and interest on this Project Bond are payable in lawful money of the United States of America, without deduction for the services of the Paying Agent. Notwithstanding anything herein to the contrary, when this Project Bond is registered in the name of the Depository (as defined in the Indenture hereinafter defined) or its nominee, the principal and redemption price of and interest on this Project Bond shall be payable in next day or federal funds delivered or transmitted to the Depository or its nominee.

        THIS PROJECT BOND HAS BEEN ISSUED UNDER THE PROVISIONS OF THE CONSTITUTION OF THE STATE OF INDIANA, INDIANA CODE, TITLE 36, ARTICLE 7, CHAPTERS 11.9 AND 12 AND INDIANA CODE TITLE 5, ARTICLE 1, CHAPTER 5 (COLLECTIVELY THE "ACT"), AND NEITHER THE FAITH AND CREDIT NOR THE TAXING POWER OF THE STATE IS PLEDGED TO THE PAYMENT OF THE PRINCIPAL OF OR THE INTEREST ON THIS PROJECT BOND. THE HOLDERS OR OWNERS OF THIS PROJECT BOND HAVE NO RIGHT TO HAVE TAXES LEVIED BY THE ISSUER, THE STATE OF INDIANA OR ANY POLITICAL SUBDIVISION THEREOF FOR THE PAYMENT OF THE PRINCIPAL OF OR PREMIUM (IF ANY) OR INTEREST ON THIS PROJECT BOND. PRINCIPAL AND REDEMPTION PRICE OF AND INTEREST ON THIS PROJECT BOND ARE PAYABLE SOLELY FROM THE REVENUES PLEDGED PURSUANT TO THE INDENTURE (AS HEREINAFTER DEFINED) AND FROM FUNDS DRAWN BY THE TRUSTEE UNDER THE LETTER OF CREDIT (AS HEREINAFTER DEFINED).

        THIS PROJECT BOND SHALL NOT CONSTITUTE THE PERSONAL OBLIGATION, EITHER JOINTLY OR SEVERALLY, OF THE MEMBERS OF THE ISSUER OR OF ANY OFFICER, EMPLOYEE OR OFFICIAL OF THE ISSUER.

        This Project Bond shall not be entitled to any security or benefit under the Indenture or be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed.

                               GENERAL PROVISIONS

        This Project Bond is one of a duly authorized issue of the City of Wabash, Indiana Adjustable Rate Economic Development Revenue Refunding Bonds, Series 1998 (Martin Yale Industries, Inc.) (the "Project Bonds"), issuable under the Trust Indenture, dated as of September 1, 1998 (the "Indenture"), between the Issuer and Bank One Trust Company, NA, as Trustee, aggregating in the principal amount of $2,700,000 and issued for the purpose of making a loan (the "Loan") to Martin Yale Industries, Inc., an Indiana corporation (the "Borrower"), to refund the Prior Bonds (as defined in the Indenture) originally issued to finance the costs of economic development facilities of the Borrower. The Project Bonds, together with any Additional Bonds which may be issued on a parity therewith under the Indenture, are special obligations of the Issuer, issued or to be issued under and are to be secured and entitled equally and ratably to the protection given by the Indenture (collectively, the "Bonds"). The Bonds are issued pursuant to the Act and pursuant to an Ordinance duly enacted by the Issuer.

        Reference is made to the Indenture and the Loan Agreement dated as of September 1, 1998 between the Issuer and the Borrower (the "Agreement") for a more complete description of the Project, the provisions, among others, with respect to the nature and extent of the security for the Bonds, the rights, duties and obligations of the Issuer, the Trustee and the Holders of the Bonds and the terms and conditions upon which the Bonds are issued and secured. All terms used herein with initial capitalization where the rules of grammar or context do not otherwise require shall have the meanings as set forth in the Indenture. Each Holder assents, by its acceptance hereof, to all of the provisions of the Indenture.

        Pursuant to the Agreement, the Borrower has executed and delivered to the Trustee the Borrower's promissory note dated as of even date with the Project Bonds (the "Project Note"), in the aggregate principal amount of $2,700,000. The Borrower is required by the Agreement and the Project Note to make payments to the Trustee in amounts and at times necessary to pay the principal of, premium, if any, and interest on the Project Bonds (the "Bond Service Charges"). In the Indenture, the Issuer has assigned to the Trustee, to provide for the payment of the Bond Service Charges on the Project Bonds and any Additional Bonds, the Issuer's right, title and interest in and to the Project Note and the Agreement, except for Unassigned Issuer's Rights, as defined in the Agreement.

        Pursuant to the Agreement, the Borrower has caused to be issued and delivered to the Trustee by the Bank an irrevocable letter of credit (the "Letter of Credit"), pursuant to which the Trustee is entitled to draw up to (a) the principal amount of the Project Bonds then outstanding to enable the Trustee to pay (i) the principal amount of the Project Bonds when due at maturity or upon redemption or acceleration , and (ii) an amount equal to the principal portion of the purchase price of any Project Bonds or Beneficial Ownership Interests duly tendered by the Holders or Beneficial Owners thereof for purchase pursuant to the Indenture, plus (b) the amount of interest accruing on the Project Bonds, but not to exceed 45 days' accrued interest (or 195 days' interest if the Bonds bear interest at the Six Month Interest Rate, the One Year Interest Rate, the Five Year Interest Rate or the Fixed Interest Rate) at the maximum rate of 10% per annum (the "Maximum Rate") to enable the Trustee to pay interest when due on the Bonds and an amount equal to the interest portion (if any) of the purchase price of any Project Bonds or Beneficial Ownership Interests duly tendered by the Holders or Beneficial Owners thereof for purchase pursuant to the Indenture. To provide for the issuance of the Letter of Credit, the Borrower has entered into a Credit Agreement dated September 30, 1998 (the "Credit Agreement"), with the Bank pursuant to which the Borrower is obligated to reimburse the Bank for all drawings made under the Letter of Credit. The Letter of Credit shall expire, subject to provisions for earlier termination, on September 15, 2003.

        Subject to the provisions of the Indenture and the Agreement, the Letter of Credit may be replaced from time to time by another letter of credit (an "Alternate Letter of Credit"), in which case the term "Bank" shall mean the financial institution issuing the Alternate Letter of Credit and the term "Letter of Credit" shall mean the Alternate Letter of Credit.

        Copies of the Indenture, the Agreement, the Letter of Credit, the Credit Agreement and the Project Note are on file in the principal Indiana corporate trust office of the Trustee.

        The Bond Service Charges on the Project Bonds are payable solely from the Revenues, as defined and as provided for in the Indenture (being, generally, the amounts payable under the Agreement in repayment of the Loan, any unexpended proceeds of the Project Bonds and amounts deposited in the Bond Fund as defined and provided for in the Indenture, including amounts drawn pursuant to the Letter of Credit), and are an obligation of the Issuer only to the extent of the Revenues. The Bonds are not secured by a pledge of the faith and credit or the taxing power of the Issuer, the State of Indiana or any political subdivision thereof.

        No recourse under or upon any obligation, covenant, acceptance or agreement contained in the Indenture, or in any of the Bonds, or under any judgment obtained against the Issuer or by the enforcement of any assessment or by any legal or equitable proceeding by virtue of any constitution or statute or otherwise, or under any circumstances, shall be had against any member or officer, as such, past, present, or future, of the Issuer, whether directly or through the Issuer, or otherwise, for the payment for or to the Issuer or any receiver thereof, or for or to any Holder of any Bond, or otherwise, of any sum that may be due and unpaid by the Issuer upon any of the Bonds. Any and all personal liability of every nature, whether at common law or in equity, or by statute or by constitution or otherwise, of any such member or officer, as such, to respond by reason of any act or omission on his or her part, or otherwise, for, directly or indirectly, the payment for or to the Issuer or any receiver thereof, or for or to the owner or any Holder of any Bond, or otherwise, of any sum that may remain due and unpaid upon any Bond, shall be deemed to be and is hereby expressly waived and released as a condition of and consideration for the execution and delivery of the Indenture and the issuance of the Bonds.

        The Project Bonds are issuable only as fully registered bonds in the denominations of $100,000 or integral multiples of $5,000 in excess thereof and shall only be originally issued to a Depository to be held in a book entry system and: (a) the Project Bonds shall be registered in the name of the Depository or its nominee, as Bondholder, and immobilized in the custody of the Depository; (b) unless otherwise requested by the Depository, there shall be a single Bond certificate; and (c) the Project Bonds shall not be transferable or exchangeable, except for transfer to another Depository or another nominee of a Depository, without further action by the Issuer. The owners of beneficial interest in the Project Bonds shall not have any right to receive Project Bonds in the form of physical certificates. If any Depository determines not to continue to act as a Depository for the Project Bonds for use in a book entry system, the Issuer may attempt to have established a securities depository/book entry system relationship with another qualified Depository under the Indenture. If the Issuer does not or is unable to do so, the Issuer and the Trustee, after the Trustee has made provision for notification to the Beneficial Owners of book entry interests by the then Depository, shall permit withdrawal of the Project Bonds from the Depository, and authenticate and deliver Bond certificates in fully registered form (in denominations of $100,000 or integral multiples of $5,000 in excess thereof) to the assignees of the Depository or its nominee.

        While a Depository is the sole holder of the Project Bonds, delivery or notations of partial redemption or tender for purchase of Project Bonds shall be effected in accordance with the provisions of the Letter of Representations, as defined in the Indenture.

        In addition to the words and terms defined elsewhere in this Bond, the following terms shall have the following meanings:

        "Beneficial Owner" means with respect to the Project Bonds, a Person owning a Beneficial Ownership Interest therein, as evidenced to the satisfaction of the Trustee.

        "Beneficial Ownership Interest" means the beneficial right to receive payments and notices with respect to the Project Bonds which are held by the Depository under a book entry system.

        "Book entry form" or "book entry system" means, with respect to the Project Bonds, a form or system, as applicable, under which (a) the Beneficial Ownership Interests may be transferred only through a book entry and (b) physical Bond certificates in fully registered form are registered only in the name of a Depository or its nominee as Holder, with the physical Bond certificates "immobilized" in the custody of the Depository. The book entry system maintained by and the responsibility of the Depository and not maintained by and is not the responsibility of the Issuer or the Trustee, and is the record that identifies, and records the transfer of the interests of, the owners of beneficial (book entry) interests in the Project Bonds.

        "Depository" means any securities depository that is a clearing agency under federal law operating and maintaining, with its participants or otherwise, a book entry system to record ownership of book entry interests in Bonds, and to effect transfers of book entry interests in Bonds in book entry form, and includes and means initially The Depository Trust Company (a limited purpose trust company), New York, New York.

        The Indenture permits certain amendments or supplements to the Agreement, the Indenture, the Letter of Credit and the Project Note not prejudicial to the Holders to be made with the consent of the Bank but without the consent of or notice to the Holders, and other amendments or supplements thereto to be made with the consent of the Bank and the Holders of at least a majority in aggregate principal amount of the Project Bonds and any Additional Bonds then outstanding.

                         DETERMINATION OF INTEREST RATE

        The initial interest rate on this Project Bond shall be established and be in effect through the day preceding the first Interest Rate Adjustment Date. Thereafter, except as provided below, for each succeeding period the interest rate on the Bonds shall be the Weekly Interest Rate for such weekly period as established on the Interest Rate Determination Date immediately preceding the commencement of such weekly period.

        On the first Business Day of December 1998 and on any Interest Period Reset Date thereafter, subject to the conditions set forth in the Indenture, the interest rate on the Project Bonds may be converted to a different Interest Rate Mode upon receipt by the Trustee and the

Remarketing Agent of a written direction from the Borrower, given on behalf of the Issuer, not less than 45 days prior to the Interest Period Reset Date, to convert the interest rate on the Project Bonds to an Interest Rate Mode other than the Interest Rate Mode then in effect.

        On each Interest Rate Determination Date, the Remarketing Agent shall give the Trustee facsimile or telephonic notice (immediately confirmed in writing) of the interest rate to be borne by the Project Bonds for the following Interest Rate Period; provided that if the interest rate is determined pursuant to clause (b) of the definition of the applicable Interest Rate Mode, on the Interest Rate Determination Date, the Trustee shall give notice to the Borrower and the Bank as provided above.

        If the interest rate on the Project Bonds is converted to a different Interest Rate Mode, at least 30 days prior to the Interest Period Reset Date the Trustee shall confirm, by first class mail to all Holders of the applicable series, that upon such Interest Period Reset Date such Project Bonds shall be converted to a different Interest Rate Mode, which Interest Rate Mode shall be specified, and that all such Bonds and Beneficial Ownership Interests shall be subject to a mandatory tender, subject to the right of the Holders or Beneficial Owners to affirmatively elect to waive the mandatory tender and retain their Bonds or Beneficial Ownership Interests.

        Any calculation of the interest rate to be borne by the Project Bonds shall be rounded to the nearest one-hundredth of one percent (0.01%). The computation of the interest rate on the Bonds by the Remarketing Agent or the Trustee, as applicable, shall be binding and conclusive upon the Holders of the Bonds.

        In addition to the words and terms defined elsewhere in this Project Bond, the following terms shall have the following meanings:

        "Five Year Interest Rate" means (a) the rate of interest per annum determined by the Remarketing Agent, on the Interest Rate Determination Date immediately preceding the applicable Interest Rate Adjustment Date, to be the lowest interest rate, for the Interest Rate Period commencing on the applicable Interest Rate Adjustment Date and ending on the last of February or August nearest to but not later than the date which is five years from the Interest Rate Adjustment Date, in the judgment of the Remarketing Agent (taking into consideration current transactions and comparable securities with which the Remarketing Agent is involved or of which it is aware and prevailing financial market conditions) at which, as of such Interest Rate Determination Date, the Bonds could be remarketed at par, plus accrued interest (if any), on the Interest Rate Adjustment Date for that Interest Rate Period or (b) in the event that the Remarketing Agent has been removed or has resigned and no successor has been appointed or the Remarketing Agent has failed to determine the Five Year Interest Rate for whatever reason, or the Five Year Interest Rate cannot be determined pursuant to clause (a) for whatever reason, the interest rate then in effect with respect to the Bonds, without adjustment; provided that in no event shall the Five Year Interest Rate exceed the Maximum Rate.

        "Fixed Interest Rate" means (a) the fixed rate of interest per annum determined by the Remarketing Agent, on the Interest Rate Determination Date immediately preceding the applicable Interest Period Reset Date, to be the lowest interest rate, for the period from the

Interest Period Reset Date to the final maturity date of the Bonds, in the judgment of the Remarketing Agent (taking into consideration current transactions and comparable securities with which the Remarketing Agent is involved or of which it is aware and prevailing financial market conditions) at which, as of such Interest Rate Determination Date, the Bonds could be remarketed at par, plus accrued interest (if any), on the Interest Period Reset Date or (b) in the event that the Remarketing Agent has been removed or has resigned and no successor has been appointed or the Remarketing Agent has failed to determine the Fixed Interest Rate for whatever reason, or the Fixed Interest Rate cannot be determined pursuant to clause (a) for whatever reason, the interest rate then in effect with respect to the Bonds, without adjustment; provided that in no event shall the Fixed Interest Rate exceed the Maximum Rate.

        "Interest Period Reset Date" means the date on which the interest rate on the Bonds converts from the Interest Rate Mode applicable to the Bonds prior to such date to a new Interest Rate Mode. An Interest Period Reset Date shall be the first Business Day of a month; provided that upon conversion from a Six Month, One Year or Five Year Interest Rate Mode, an Interest Period Reset Date shall be the first day of a month; and provided further, that except when converting from a Weekly Interest Rate Mode, an Interest Period Reset Date may not occur prior to the end of the preceding Interest Rate Period and shall be the first day or Business Day after the end of such preceding Interest Rate Period.

        "Interest Rate Adjustment Date" means any date on which the interest rate on the Bonds is adjusted, either as the result of the conversion of the interest rate on the Bonds to a different Interest Rate Mode or by adjustment of the interest rate on the Bonds within the applicable Interest Rate Mode. Except as otherwise provided with respect to an Interest Rate Adjustment Date which is also an Interest Period Reset Date, an Interest Rate Adjustment Date shall be the first day of the first month of the Interest Rate Period if the Bonds bear interest at the Six Month, One Year or Five Year Interest Rates; the first Business Day of the month if the Bonds bear interest at the One Month or Three Month Interest Rate; and if the Bonds bear interest at the Weekly Interest Rate, then the Interest Rate Adjustment Date shall be Thursday of each week.

        "Interest Rate Determination Date" means (a) with respect to the Three Month Interest Rate, the Six Month Interest Rate, the One Year Interest Rate, the Five Year Interest Rate and the Fixed Interest Rate, the tenth Business Day preceding an Interest Rate Adjustment Date, (b) with respect to the One Month Interest Rate, the seventh Business Day preceding an Interest Rate Adjustment Date, and (c) with respect to the Weekly Interest Rate, not later than 2:00 p.m. according to local time at the principal Indiana corporate trust office of the Trustee on Wednesday of each week, or the next preceding Business Day if such Wednesday is not a Business Day; provided that upon any conversion to the Weekly Interest Rate from a different Interest Rate Mode, the first Interest Rate Determination Date shall mean not later than 2:00 p.m. according to the local time at the principal Indiana corporate trust office of the Trustee on the Business Day preceding the Interest Period Reset Date.

        "Interest Rate Mode" means any of those modes of interest with respect to the Bonds permitted by the Indenture, specifically, the Weekly Interest Rate, the One Month Interest Rate, the Three Month Interest Rate, the Six Month Interest Rate, the One Year Interest Rate, the Five Year Interest Rate and the Fixed Interest Rate.

        "Interest Rate Period" means that period of time during which the interest rate with respect to the Bonds has been determined by the Remarketing Agent or otherwise as provided in the definition of the applicable Interest Rate Mode, commencing on the applicable Interest Rate Adjustment Date, and terminating on the day immediately preceding the following Interest Rate Adjustment Date.

        "One Month Interest Rate" means (a) the rate of interest per annum determined by the Remarketing Agent, on the Interest Rate Determination Date immediately preceding the applicable Interest Rate Adjustment Date, to be the lowest interest rate, for the Interest Rate Period commencing on the applicable Interest Rate Adjustment Date to and including the day preceding the first Business Day of the next month, in the judgment of the Remarketing Agent (taking into consideration current transactions and comparable securities with which the Remarketing Agent is involved or of which it is aware and prevailing financial market conditions) at which, as of such Interest Rate Determination Date, the Bonds could be remarketed at par, plus accrued interest (if any), on the Interest Rate Adjustment Date for that Interest Rate Period or (b) in the event that the Remarketing Agent has been removed or has resigned and no successor has been appointed, or the Remarketing Agent has failed to determine the One Month Interest Rate for whatever reason, or the One Month Interest Rate cannot be determined pursuant to clause (a) for whatever reason, the interest rate then in effect with respect to the Bonds, without adjustment; provided that in no event shall the One Month Interest Rate exceed the Maximum Rate.

        "One Year Interest Rate" means (a) the rate of interest per annum determined by the Remarketing Agent, on the Interest Rate Determination Date immediately preceding the applicable Interest Rate Adjustment Date, to be the lowest interest rate, for the Interest Rate Period commencing on the applicable Interest Rate Adjustment Date and ending on the last day of February or August nearest to but not later than the date which is one year from the Interest Rate Adjustment Date, in the judgment of the Remarketing Agent (taking into consideration current transactions and comparable securities with which the Remarketing Agent is involved or of which it is aware and prevailing financial market conditions) at which, as of such Interest Rate Determination Date, the Bonds could be remarketed at par, plus accrued interest (if any), on the Interest Rate Adjustment Date for that Interest Rate Period or (b) in the event that the Remarketing Agent has been removed or has resigned and no successor has been appointed, or the Remarketing Agent has failed to determine the One Year Interest Rate for whatever reason, or the One Year Interest Rate cannot be determined pursuant to clause (a) for whatever reason, the interest rate then in effect with respect to the Bonds, without adjustment; provided that in no event shall the One Year Interest Rate exceed the Maximum Rate.

        "Remarketing Agent" means, initially, Banc One Capital Markets, Inc., and any successor Remarketing Agent appointed pursuant to the Indenture.

        "Six Month Interest Rate" means (a) the rate of interest per annum determined by the

Remarketing Agent, on the Interest Rate Determination Date immediately preceding the applicable Interest Rate Adjustment Date, to be the lowest interest rate, for the Interest Rate Period commencing on the applicable Interest Rate Adjustment Date and ending on the last day of February or August nearest to but not later than the date which is six months from the Interest Rate Adjustment Date, in the judgment of the Remarketing Agent (taking into consideration current transactions and comparable securities with which the Remarketing Agent is involved or of which it is aware and prevailing financial market conditions) at which, as of such Interest Rate Determination Date, the Bonds could be remarketed at par, plus accrued interest (if any), on the Interest Rate Adjustment Date for that Interest Rate Period or (b) in the event that the Remarketing Agent has been removed or has resigned and no successor has been appointed, or the Remarketing Agent has failed to determine the Six Month Interest Rate for whatever reason, or the Six Month Interest Rate cannot be determined pursuant to clause (a) for whatever reason, the interest rate then in effect with respect to the Bonds, without adjustment; provided that in no event shall the Six Month Interest Rate exceed the Maximum Rate.

        "Three Month Interest Rate" means (a) the rate of interest per annum determined by the Remarketing Agent, on the Interest Rate Determination Date immediately preceding the applicable Interest Rate Adjustment Date, to be the lowest interest rate, for the Interest Rate Period commencing on the applicable Interest Rate Adjustment Date to and including the day preceding the first Business Day of the March, June, September or December nearest to but not later than the date which is three months from the Interest Rate Adjustment Date, in the judgment of the Remarketing Agent (taking into consideration current transactions and comparable securities with which the Remarketing Agent is involved or of which it is aware and prevailing financial market conditions) at which, as of such Interest Rate Determination Date, the Bonds could be remarketed at par, plus accrued interest (if any), on the Interest Rate Adjustment Date for that Interest Rate Period or (b) in the event that the Remarketing Agent has been removed or has resigned and no successor has been appointed, or the Remarketing Agent has failed to determine the Three Month Interest Rate for whatever reason, or the Three Month Interest Rate cannot be determined pursuant to clause (a) for whatever reason, the interest rate then in effect with respect to the Bonds, without adjustment; provided that in no event shall the Three Month Interest Rate exceed the Maximum Rate.

        "Weekly Interest Rate" means (a) the rate of interest per annum determined by the Remarketing Agent on the Interest Rate Determination Date immediately preceding the applicable Interest Rate Adjustment Date, to be the lowest interest rate, for the Interest Rate Period of one week (or less in the case of any such Interest Rate Period commencing on an Interest Period Reset Date which is not a Thursday or ending on the day preceding an Interest Period Reset Date) commencing on the applicable Interest Rate Adjustment Date, in the judgment of the Remarketing Agent (taking into consideration current transactions and comparable securities with which the Remarketing Agent is involved or of which it is aware and prevailing financial market conditions) at which, as of such Interest Rate Determination Date, the Bonds could be remarketed at par, plus accrued interest (if any), on the Interest Rate Adjustment Date for that Interest Rate Period or (b) in the event that the Remarketing Agent has been removed or has resigned and no successor has been appointed, or the Remarketing

Agent has failed to determine the Weekly Interest Rate for whatever reason, or the Weekly Interest Rate cannot be determined pursuant to clause (a) for whatever reason, the interest rate then in effect with respect to the Bonds, without adjustment; provided that in no event shall the Weekly Interest Rate exceed the Maximum Rate.

                                  TENDER OPTION

        A.1. TENDER OPTION WHILE PROJECT BONDS BEAR INTEREST IN AN INTEREST RATE MODE OTHER THAN THE WEEKLY INTEREST RATE. While the Project Bonds bear interest at the One Month Interest Rate, the Three Month Interest Rate, the Six Month Interest Rate, the One Year Interest Rate or the Five Year Interest Rate on each Interest Rate Adjustment Date (each a "Bond Purchase Date"), each Holder or Beneficial Owner, as applicable, shall have the option to tender for purchase, at 100% of the principal amount thereof, all of the Project Bonds owned by such Holder (or all Beneficial Ownership Interests owned by such Beneficial Owner), or such lesser principal amount thereof (in denominations of $5,000 or any integral multiple thereof, provided that such Holder or Beneficial Owners tenders $100,000 or more in principal amount and provided that the untendered portion of any Project Bond or Beneficial Ownership Interest shall be $100,000 or more in principal amount) as such Holder or Beneficial Owner may specify in accordance with the terms, conditions and limitations hereinafter set forth. The purchase price for each such Project Bond or Beneficial Ownership Interest shall be payable in lawful money of the United States of America, shall equal the principal amount, or such portion thereof, to be purchased and shall be paid in full on the applicable Bond Purchase Date.

        A.2. TENDER OPTION WHILE PROJECT BONDS BEAR INTEREST AT THE WEEKLY INTEREST RATE. While the Project Bonds bear interest at the Weekly Interest Rate, each Holder or Beneficial Owner, as applicable, has the option to tender for purchase, at 100% of the principal amount thereof plus accrued interest to the purchase date (a "Bond Purchase Date"), all of the Project Bonds owned by such Holder (or all Beneficial Ownership Interests owned by such Beneficial Owner), or such lesser principal amount thereof (in denominations of $5,000 or any integral multiple thereof, provided that such Holder or Beneficial Owner tenders $100,000 or more in principal amount and provided that the untendered portion of any Bond shall be $100,000 or more in principal amount) as such Holder or Beneficial Owner may specify in accordance with the terms, conditions and limitations hereafter set forth. The purchase price for each such Project Bond or Beneficial Ownership Interest shall be payable in lawful money of the United States of America and shall be paid in full on the applicable Bond Purchase Date.

        To exercise the option granted in paragraph A.1. above, the Holder or Beneficial Owner, as applicable, shall (a) no earlier than 15 days prior to the Bond Purchase Date and no later than 11:00 a.m. according to the local time at the principal Indiana corporate trust office of the Trustee on the eighth Business Day prior to the Bond Purchase Date, unless the Project Bonds bear interest at the One Month Interest Rate, then on the fifth Business Day prior to the Bond Purchase Date, give notice to the Trustee by telecopy or in writing which states (i) the name and address of the Holder or Beneficial Owner, as applicable, (ii) the principal amount, CUSIP number and bond numbers of the Bonds or Beneficial Ownership Interests to be purchased, (iii) that such Project Bonds or Beneficial Ownership Interests are to be purchased on such Bond

Purchase Date pursuant to the terms of the Indenture, and (iv) that such notice is irrevocable; (b) in the case of a Beneficial Owner, provide the Trustee with evidence satisfactory to the Trustee of such Beneficial Owner's Beneficial Ownership Interest; (c) in the case of a Holder, no later than 10:00 a.m. according to the local time at the principal Indiana corporate trust office of the Trustee on the seventh day preceding such Bond Purchase Date, or the next preceding Business Day if such seventh day is not a Business Day, unless the Project Bonds bear interest at the One Month Interest Rate, then on the fourth day preceding such Bond Purchase Date, or the next preceding Business Day if such fourth day is not a Business Day, deliver to the principal Indiana corporate trust office of the Trustee the Project Bonds to be purchased in proper form, accompanied by fully completed and executed Instructions to Sell, the form of which is printed on the Project Bonds; and (d) in the case of a Beneficial Owner, no later than 10:00 a.m. (according to the local time at the principal Indiana corporate trust office of the Trustee) on the Bond Purchase Date, cause the transfer of the Beneficial Owner's Beneficial Ownership on the records of the Depository.

        To exercise the option granted in paragraph A.2. above, the Holder or Beneficial Owner, as applicable, shall (a) give notice to the Trustee by telecopy or in writing, which states (i) the name and address of the Holder or Beneficial Owner, (ii) the principal amount, CUSIP number and Project Bond numbers of the Project Bonds or Beneficial Ownership Interests to be purchased,
(iii) the date on which such Project Bonds or Beneficial Ownership Interests are to be purchased, which Bond Purchase Date shall be a Business Day not prior to the seventh day and not later than the fifteenth day next succeeding the date of giving of such notice to the Trustee and, if the interest rate on the Project Bonds is to be converted from the Weekly Interest Rate to a new Interest Rate Mode, is a date prior to the Interest Period Reset Date with respect to the new Interest Rate Mode, and (iv) that such notice is irrevocable; (b) in the case of a Beneficial Owner, provide the Trustee with evidence satisfactory to the Trustee of such Beneficial Owner's Beneficial Ownership Interest; (c) in the case of a Holder, no later than 10:00 a.m. according to the local time at the principal Indiana corporate trust office of the Trustee on the second Business Day immediately preceding the applicable Bond Purchase Date, deliver to the principal Indiana corporate trust office of the Trustee the Project Bonds to be purchased in proper form, accompanied by fully completed and executed Instructions to Sell; and (d) in the case of a Beneficial Owner, no later than 10:00 a.m. (according to the local time at the principal Indiana corporate trust office of the Trustee) on the Bond Purchase Date cause the transfer of the Beneficial Owner's Beneficial Ownership on the records of the Depository.

        If less than all of a Project Bond of a particular series so delivered is to be purchased, the Trustee shall authenticate one or more Project Bonds of the same series in exchange therefor, registered in the name of such Holder, having the aggregate principal amount being retained by such Holder, and shall deliver such authenticated Project Bond or Bonds of the same series to such Holder.

        Any Project Bonds not delivered by Holders following the giving of notice of tender shall nevertheless be deemed tendered for remarketing. Subject to the right of such nondelivering Holders to receive the purchase price of such Project Bonds such Project Bonds shall be null and void, and the Trustee shall authenticate and deliver new Project Bonds in replacement thereof pursuant to the remarketing of such Project Bonds. After the giving of a notice of tender Beneficial Owners shall be obligated to transfer their Beneficial Ownership Interests on the records of the Depository in accordance with the instructions of the Trustee.

        The tender options granted to the Holders or Beneficial Owners and all mandatory tenders of Project Bonds or Beneficial Ownership Interests are subject to the additional condition that any tendered Project Bonds or Beneficial Ownership Interests (or the applicable portions thereof) will not be purchased if such Bonds (or applicable portions thereof) mature or are redeemed on or prior to the applicable Bond Purchase Date.

                                MANDATORY TENDER

        (a) MANDATORY TENDER UPON CONVERSION TO A NEW INTEREST RATE MODE. If at any time the Issuer at the direction of the Borrower shall convert the interest rate on the Project Bonds to a different Interest Rate Mode, on the Interest Period Reset Date upon which such conversion is effective, all Bonds and Beneficial Ownership Interests shall be subject to mandatory tender by the Holders or Beneficial Owners thereof for purchase on the Interest Period Reset Date (a "Bond Purchase Date") at the applicable purchase price provided for above. Notwithstanding such mandatory tender, any Holder or Beneficial Owner may elect to retain its Project Bonds or Beneficial Ownership Interests by delivering to the Trustee a written notice no later than 11:00 a.m. according to the local time at the principal Indiana corporate trust office of the Trustee on the eighth Business Day prior to such Interest Period Reset Date or by 11:00 a.m. according to the local time at the principal Indiana corporate trust office of the Trustee on the fifth Business Day prior to such Interest Period Reset Date if the Interest Rate Mode is to be converted to the One Month Interest Rate, which notice shall state that (i) such Holder or Beneficial Owner realizes that the Project Bonds or Beneficial Ownership Interests are being converted to bear interest at the applicable Interest Rate Mode, (ii) unless the interest rate on the Project Bonds is being converted to the Weekly Interest Rate, such Holder or Beneficial Owner realizes that the next Bond Purchase Date upon which the Bonds or Beneficial Ownership Interests may be tendered for purchase is the next Interest Rate Adjustment Date or, if such Project Bonds are being converted to the Fixed Interest Rate, that such Project Bonds or Beneficial Ownership Interests may no longer be tendered for purchase, (iii) such Holder or Beneficial Owner realizes that any securities rating on the Project Bonds may be withdrawn or lowered, and (iv) such Holder or Beneficial Owner affirmatively elects to hold its Project Bonds or Beneficial Ownership Interests and receive interest at the applicable

Interest Rate Mode.

        Project Bonds or Beneficial Ownership Interests with respect to which the Trustee shall not have received the election required by the preceding paragraph shall be deemed to have been tendered whether or not the Holders thereof shall have delivered such Bonds to the Trustee and without the need for further action by the Beneficial Owners. Subject to the right of the Holders or Beneficial Owners of such Bonds and Beneficial Ownership Interests to receive the purchase price of such Project Bonds or Beneficial Ownership Interests, such Project Bonds or Beneficial Ownership Interests shall be null and void and the Trustee shall authenticate and deliver new Project Bonds in replacement thereof, or new Beneficial Ownership Interests shall be created, pursuant to the remarketing of such Project Bonds or Beneficial Ownership Interests.

        (b) MANDATORY TENDER UPON DELIVERY OF AN ALTERNATE LETTER OF CREDIT. If at any time while the Project Bonds bear interest in the Weekly Rate, the One Month Rate, the Three Month Rate, the Six Month Rate, the One Year Rate, the Five Year Rate or the Fixed Interest Rate, the Borrower shall provide for the delivery to the Trustee of an Alternate Letter of Credit in accordance with the provisions of Section 5.09 of the Indenture, on the Replacement Date (a "Bond Purchase Date"), as defined in the Indenture, all Project Bonds and Beneficial Ownership Interests shall be subject to mandatory tender by the Holders or Beneficial Owners, as the case may be, thereof for purchase at the applicable purchase price provided for in Section 2.04 of the Indenture. At least 30 days and no more than 45 days prior to the Replacement Date the Trustee shall confirm, by first class mail to all Holders, that such an Alternate Letter of Credit is to be delivered by the Borrower to the Trustee. The notice shall advise the Holders of the Bond Purchase Date, that the requirements of the Indenture and the Project Bonds relating to Alternate Letters of Credit have been met, the name of the financial institution issuing the Alternate Letter of Credit, the rating, if any, on the Project Bonds upon the provisions of the Alternate Letter of Credit and that all Project Bonds and Beneficial Ownership Interests shall be subject to mandatory purchase from the Holders and Beneficial Owners thereof, subject to the right of each Holder or Beneficial Owner to affirmatively elect to waive the mandatory tender for purchase and retain its Project Bonds or Beneficial Ownership Interests.

        Notwithstanding such mandatory tender, any Holder or Beneficial Owner, as applicable, may elect to retain its Project Bonds or Beneficial Ownership Interests by delivering to the Trustee a written notice no later than 11:00 a.m. according to the local time at the principal Indiana corporate trust office of the Trustee on the eighth Business Day prior to such Replacement Date which notice shall state that (a) such Holder or Beneficial Owner realizes that the Borrower is delivering an Alternate Letter of Credit to the Trustee pursuant to
Section 5.09 of the Indenture, (b) such Holder or Beneficial Owner has received the notice required by Section 2.06 of the Indenture, and (c) such Holder or Beneficial Owner affirmatively elects to hold its Bonds or Beneficial Ownership Interests.

        Project Bonds or Beneficial Ownership Interests with respect to which the Trustee shall not have received the election required by the preceding paragraph shall be deemed to have been tendered for purposes of Section 2.06 of the Indenture whether or not the Holders thereof shall have delivered such Project Bonds to the Trustee and without the need for further action by the Beneficial Owners. Subject to the right of the Holders or Beneficial Owners of such Project Bonds or Beneficial Ownership Interests to receive the purchase price of such Project Bonds or Beneficial Ownership Interests, such Project Bonds or Beneficial Ownership Interests shall be null and void and the Trustee shall authenticate and deliver new Project Bonds in replacement thereof or new Beneficial Ownership Interests shall be created pursuant to the remarketing of such Project Bonds or Beneficial Ownership Interests or the pledge of such Project Bonds or Beneficial Ownership Interests to the Bank in lieu of remarketing such Project Bonds or Beneficial Ownership Interests as described in Section 6.20 of the Indenture.

        (c) MANDATORY TENDER UPON EXPIRATION OF THE LETTER OF CREDIT. The Project Bonds and Beneficial Ownership Interests are subject to mandatory tender in whole on the Interest Payment Date which next precedes the Letter of Credit Termination Date (the "Mandatory Bond Purchase Date"), at a price of 100% of the outstanding principal amount thereof plus accrued interest to such Mandatory Bond Purchase Date unless, at least 45 days prior to any such Mandatory Bond Purchase Date, (a) the Bank shall have agreed to an extension or further extension of the Letter of Credit Termination Date to a date not earlier than one year from the Letter of Credit Termination Date being extended, or (b) pursuant to Section 5.09 of the Indenture, the Borrower shall have obtained and delivered to the Trustee a letter of credit with a termination date not earlier than one year from the Letter of Credit Termination Date of the Letter of Credit being replaced. The mandatory tender of Project Bonds or Beneficial Ownership Interests on a Mandatory Bond Purchase Date may not be waived by the Holders or Beneficial Owners thereof.

        At least 30 days, but not more than 45 days, prior to such Mandatory Bond Purchase Date pursuant to the Indenture, the Trustee shall confirm, by first class mail to all Holders or Beneficial Owners of the Mandatory Bond Purchase Date of the Project Bonds and advise the Holders or Beneficial Owners that all Project Bonds and Beneficial Ownership Interests shall be subject to mandatory tender on such Mandatory Bond Purchase Date and that such mandatory tender may not be waived.

        Project Bonds or Beneficial Ownership Interests not tendered for purchase as required by the preceding paragraph shall be deemed to have been tendered without further action by the Holders or Beneficial Owners thereof, subject to the right of the Holders or Beneficial Owners of such Project Bonds or Beneficial Ownership Interests to receive the purchase price of such Project Bonds or Beneficial Ownership Interests.

                                   REDEMPTION

        The Project Bonds are subject to redemption prior to stated maturity pursuant to first class mailed notice thereof by the Trustee at least 30 days prior to the redemption date (except in the case of a redemption described in paragraph (a) below, in which case notice shall be given at least 5 days prior to the redemption date), as follows:

        (a) MANDATORY REDEMPTION UPON A DETERMINATION OF TAXABILITY. Upon the occurrence of a Determination of Taxability, as defined in the Indenture, the Project Bonds are subject to mandatory redemption in whole at a redemption price equal to 100% of the outstanding principal amount thereof, plus interest accrued to the redemption date, at the earliest practicable date selected by the Trustee, after consultation with the Borrower, but in no event later than 45 days following the Trustee's notification of the Determination of Taxability. The occurrence of a Determination of Taxability with respect to the Project Bonds will not constitute an Event of Default under the Indenture.

        (b) OPTIONAL REDEMPTION. Unless previously redeemed, the Project Bonds are subject to redemption, at the option of the Issuer, upon the direction of the Borrower (subject to compliance with Section 4.03 of the Indenture), (i) if the Bonds do not bear interest at the Fixed Interest Rate, in whole or in part (in integral multiples of $5,000, provided that the unredeemed portion of any Bond redeemed in part shall be $100,000 or more) on any Interest Payment Date for Bonds bearing interest at the Weekly Interest Rate and on any Interest Rate Adjustment Date for Bonds bearing interest in any other Adjustable Rate, in each case at the redemption price of 100% of the principal amount redeemed plus accrued interest thereon to the redemption date, and (ii) after the Fixed Interest Rate Commencement Date and on or after the First Optional Redemption Date, in whole or in part (in integral multiples of $5,000, provided that the unredeemed portion of any Bond redeemed in part shall be $100,000 or more) at any time at a redemption price equal to the following percentages of the principal amount redeemed, plus in each case accrued interest to the date fixed for redemption:

                    REDEMPTION DATE                                  OPTIONAL REDEMPTION PRICE
                    ---------------                                  -------------------------
       First Optional Redemption Date, through
       the following last day of August                                            103%

       First Anniversary of the First Optional
       Redemption Date, through the following
       last day of August                                                          102%

       Second Anniversary of the First Optional
       Redemption Date, through the following
       last day of August                                                          101%

       Third Anniversary of the First Optional
       Redemption Date and thereafter                                              100%

        "First Optional Redemption Date" means the September 1 occurring in the year which is a number of years after the Fixed Interest Rate Commencement Date equal to the number of full years between the Fixed Interest Rate Commencement Date and the maturity date of the Project Bonds, multiplied by 1/2 and rounded up to the nearest whole number.

        "Fixed Interest Rate Commencement Date" means the Interest Period Reset Date from and after which the Project Bonds shall bear interest at the Fixed Interest Rate, as that date shall be established as provided in the Indenture.

        (c) EXTRAORDINARY OPTIONAL REDEMPTION. The Project Bonds are also subject to redemption by the Issuer in the event of the exercise by the Borrower of its option to direct that redemption upon occurrence of any of the events described in Section 6.2 of the Agreement (generally, substantial damage to, or destruction or condemnation of the Project or changes in law causing the Agreement to become void, unenforceable or impossible of performance or the imposition of unreasonable burdens or excessive liabilities with respect to the Project or its operation), (a) at any time in whole, or (b) at any time in part in the event of condemnation of part of the Project, as provided in Section 6.2 of the Agreement, in each case at a redemption price of 100% of the principal amount redeemed, plus interest accrued to the redemption date.

        If less than all Project Bonds are to be redeemed at one time, the selection of Project Bonds, or portions thereof (in integral multiples of $5,000, provided that the unredeemed portion of any Bond redeemed in part shall be $100,000 or more) to be redeemed shall be made by lot by the Trustee. If Project Bonds or portions thereof are called for redemption and if on the redemption date moneys for the redemption thereof are held by the Trustee, thereafter those Project Bonds or portions thereof to be redeemed shall cease to bear interest, and shall cease to be secured by, and shall not be deemed to be outstanding under, the Indenture.

        It is certified and recited that there have been performed and have happened in regular and due form, as required by law, all acts and conditions necessary to be done or performed by the Issuer or to have happened (a) precedent to and in the issuing of the Project Bonds in order to make them legal, valid and binding special obligations of the Issuer, and (b) precedent to and in the execution and delivery of the Indenture and the Agreement; that payment in full for the Project Bonds has been received; and that the Project Bonds do not exceed or violate any constitutional or statutory limitation.

        IN WITNESS OF THE ABOVE, the Issuer has caused this Project Bond to be executed in the name of the Issuer by the manual or facsimile signatures of the Mayor and Clerk-Treasurer of the Issuer, as of the date shown above.


                                                   CITY OF WABASH, INDIANA



                                                   By:
                                                      -------------------------
                                                      Mayor

(SEAL)


ATTEST:


----------------------------------
Clerk-Treasurer



Registrable at:                                  Payable by:

BANK ONE TRUST COMPANY, NA,                      BANK ONE TRUST COMPANY, NA,
Indianapolis, Indiana                            as Paying Agent
                                                 Indianapolis, Indiana


                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

        This Project Bond is one of the Project Bonds described in the within mentioned Indenture.


                                        BANK ONE TRUST COMPANY, NA,
                                        a national banking association,
                                        as Trustee
                                        (Indianapolis, Indiana)


                                        By:
                                           --------------------------------

                                        Its:  Authorized Officer
--------------------------------             ------------------------------

                                   ASSIGNMENT
                                   ----------

        For value received, the undersigned sells, assigns and transfers unto ____________________ _____________________________________________ the within
Project Bond and irrevocably constitutes and appoints __________________________ attorney to transfer that Project Bond on the books kept for registration thereof, with full power of substitution in the premises.

Dated:____________________         ____________________________________________
                                                    Signature

Signature Guaranteed:

________________________________

               SIGNATURE MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION PARTICIPATING IN A SECURITIES TRANSFER ASSOCIATION RECOGNIZED SIGNATURE GUARANTEE PROGRAM.

NOTICE: The assignor's signature to this assignment must correspond with the name as it appears upon the face of the within Project Bond in every particular, without alteration or any change whatever.

                       NOTICE OF EXERCISE OF TENDER OPTION
                              INSTRUCTIONS TO SELL


To:     Bank One Trust Company, NA
        Corporate Trust Operations
        P.O. Box 710184
        Columbus, Ohio  43271-0184

        Re:    $2,700,000 City of Wabash, Indiana
               Adjustable Rate Economic Development Revenue Refunding Bonds, Series 1998 (Martin Yale Industries, Inc. Project)

Gentlemen:

        The undersigned, as the Holder of the Bond annexed hereto ("Bond"), hereby elects the option available to the undersigned pursuant to the Trust Indenture relating to the above-captioned bond issue. In accordance with such option, the undersigned hereby tenders:

        check the appropriate box:                              / /   the entire Bond

                                                                / /   (increments of $100,000 or integral
                                                                       multiples of $5,000 in excess thereof
                                                                       - untendered portion must be at least
                                                                       $100,000)

for purchase on the first Bond Purchase Date (as defined in the Bond) after the date hereof, pursuant to the referenced Trust Indenture. In accordance with such tender, the undersigned hereby irrevocably sells, assigns and transfers such Bond or portion thereof at the purchase price set forth in the Trust Indenture, and does hereby irrevocably constitute and appoint the Trustee as attorney to transfer such Bond or portion thereof on the books of the Trustee, with full power of substitution in the premises.

Dated:____________________        ____________________________________________
                                                   Signature
Signature Guaranteed:

_____________________________

               SIGNATURE MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION PARTICIPATING IN A SECURITIES TRANSFER ASSOCIATION RECOGNIZED SIGNATURE GUARANTEE PROGRAM.


NOTICE: To exercise the option available to the Holder pursuant to the referenced Trust Indenture, the Holder must notify the Trustee of such exercise and deliver this Bond to the Trustee at the times and in the manner set forth in this Bond. The signature to these Instructions to Sell must correspond with the name as written upon the face of this Bond in every particular, without alteration or enlargement, or any change whatsoever.